UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06520

AMG Funds I

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300,

Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300,

Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: OCTOBER 31

Date of reporting period: NOVEMBER 1, 2015 – OCTOBER 31, 2016

(Annual Shareholder Report)

Item 1. Reports to Shareholders

ANNUAL REPORT

AMG Funds

October 31, 2016

AMG FQ Tax-Managed U.S. Equity Fund

Class N: MFQAX      |     Class I: MFQTX

AMG FQ U.S. Equity Fund

Class N: FQUAX       |     Class I: MEQFX

AMG FQ Global Risk-Balanced Fund

Class N: MMAVX      |     Class I: MMASX      |     Class Z: MMAFX

www.amgfunds.com |	AR014-1016

AMG Funds

Annual Report—October 31, 2016

TABLE OF CONTENTS	PAGE
LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG FQ Tax-Managed U.S. Equity Fund	4
AMG FQ U.S. Equity Fund	10
AMG FQ Global Risk-Balanced Fund	17

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	22

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	30
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	32
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	33
Detail of changes in assets for the past two fiscal years

Financial Highlights	35
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	39
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	48

TRUSTEES AND OFFICERS	49

ANNUAL RENEWAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS	51

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

DEAR SHAREHOLDER:

While the period got off to a rocky start, overall U.S. equity investors enjoyed modest returns for the 12-months ended October 31, 2016. The S&P 500 Index, a widely followed barometer of the U.S. equity market, returned 4.5% during the prior twelve months, with most of the gains coming in the middle of the period. The year was also marked by the three major U.S. indices, the Dow Jones Industrial Average, NASDAQ and the S&P 500, all closing at all-time highs on the same day in August; the first time this has occurred since 1999. Small-cap investors were equally fortunate, with a 4.1% return for the small-cap Russell 2000® Index for the fiscal year. Investors had to balance the first rate increase from the U.S. Federal Reserve (+0.25%) in nearly six years, a contentious U.S. presidential election season, continued slowing of growth in China and the implications for global economic growth along with the impact of commodity prices falling to lows not seen since 2009. Oil prices have since recovered, lending some support to the beleaguered energy industry. During the year, most sectors of the S&P 500 were positive. However, there was some dispersion in performance across sectors, with utilities, information technology and telecommunication services returning 17%, 11% and 11%, respectively, while companies within the consumer discretionary and health care sectors returned (2.0)% and (4.0)%, respectively. Meanwhile, international stocks lagged the U.S., returning 0.22%, as measured by the MSCI ACWI ex USA (in U.S. Dollar terms).

The Bloomberg Barclays U.S. Aggregate Bond Index, a broad U.S. bond market benchmark, returned 4.4% for the year ended October 31, 2016. Interest rates and credit spreads gyrated during 2015 and 2016, at times putting some pressure on bond prices. Investors’ appetite for risk declined sharply during the latter part of 2015 and early 2016, before rebounding significantly as oil prices recovered, reflected in the 10.1% return for the Bloomberg Barclays U.S. Corporate High Yield Index.

We are excited to announce as of October 1, the AMG Funds family of mutual funds fully integrated the former Aston Funds. AMG Funds and Aston Funds shareholders will now have access to the differentiated solutions of AMG Funds, which represents a single point of access to one of the largest line-ups of boutique managers and products in the world.

AMG Funds appreciates the privilege of providing investment solutions to you and your clients. Our foremost goal at AMG Funds is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with AMG’s affiliated investment boutiques, AMG Funds provides access to a distinctive array of actively-managed return-oriented investment strategies.

Additionally, we oversee and distribute a number of complementary open-architecture mutual funds subadvised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffrey Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended October 31, 2016*
		1 Year	3 Years	5 Years
Stocks:
Large Caps	(S&P 500 Index)	4.51%	8.84%	13.57%
Small Caps	(Russell 2000® Index)	4.11%	4.12%	11.51%
International	(MSCI All Country World Index ex USA)	0.22%	(1.49)%	3.64%
Bonds:
Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	4.37%	3.48%	2.90%
High Yield	(Bloomberg Barclays U.S. Corporate High Yield Index)	10.14%	4.55%	7.17%
Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	4.06%	4.89%	4.34%
Treasury Bills	(BofA Merrill Lynch 6 Month U.S. Treasury Bill)	0.64%	0.32%	0.26%

*	Source: FactSet. Past performance is no guarantee of future results.

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Expense	Beginning	Ending	Expenses
	Ratio for	Account Value	Account Value	Paid During
Six Months Ended October 31, 2016	the Period	05/01/16	10/31/16	the Period*
AMG FQ Tax-Managed U.S. Equity Fund
Class N
Based on Actual Fund Return	1.14%	$1,000	$1,017	$5.78
Hypothetical (5% return before expenses)	1.14%	$1,000	$1,019	$5.79
Class I
Based on Actual Fund Return	0.89%	$1,000	$1,019	$4.52
Hypothetical (5% return before expenses)	0.89%	$1,000	$1,021	$4.52
AMG FQ U.S. Equity Fund
Class N
Based on Actual Fund Return	1.06%	$1,000	$1,007	$5.35
Hypothetical (5% return before expenses)	1.06%	$1,000	$1,020	$5.38
Class I
Based on Actual Fund Return	0.79%	$1,000	$1,008	$3.99
Hypothetical (5% return before expenses)	0.79%	$1,000	$1,021	$4.01
AMG FQ Global Risk-Balanced Fund
Class N
Based on Actual Fund Return	1.39%	$1,000	$1,060	$7.20
Hypothetical (5% return before expenses)	1.39%	$1,000	$1,018	$7.05
Class I
Based on Actual Fund Return	1.01%	$1,000	$1,062	$5.24
Hypothetical (5% return before expenses)	1.01%	$1,000	$1,020	$5.13
Class Z
Based on Actual Fund Return	0.89%	$1,000	$1,062	$4.61
Hypothetical (5% return before expenses)	0.89%	$1,000	$1,021	$4.52

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

3

AMG FQ Tax-Managed U.S. Equity Fund

Portfolio Manager’s Comments (unaudited)

For the fiscal year ended October 31, 2016, the AMG FQ Tax-Managed U.S. Equity Fund (Class I1) (the “Fund”) returned (0.59)%, compared to 4.24% for its benchmark, the Russell 3000® Index.

The U.S. equity market rose modestly in the 12 months ended October 31, 2016. We judge this to be a respectable performance, considering the headwinds of full valuations, weak corporate earnings and abundant political risks. Very low interest rates continued to provide a measure of support to the market.

The strongest sectors in the period were utilities (aided by low interest rates) and technology. Two sectors had negative returns, health care and consumer discretionary. Value stocks substantially outperformed growth, while large- and small-capitalization stocks had similar returns.

The Fund underperformed its benchmark, with negative contributions from common risk factor and industry positioning and from the stock-specific component. With respect to industries, the largest positive contributions were from underweights in pharmaceuticals, railroads and shipping and retail soft goods. The main negative contributions were from overweights in oil refining and sales and airlines, and an underweight in electric utilities.

The main positive contributions from risk factors were the biases to smaller companies, to companies with below average earnings variability and below average debt/equity. The main negative contributions were from the low-dividend yield, stocks relatively inexpensive on the basis of price/ sales and above average price momentum.

POSITIONING

•	At the end of October 2016, top-down signals were for the most part modest. Their contribution to overall risk is moderate.

•	The size timing signal has a modest bias toward large caps. The flat U.S. yield curve, suggesting tepid economic growth, is a driver.

•	The volatility timing signal is close to neutral.

•	The value/growth signal favors value moderately. Implied volatility is low, and the high-yield spread is supportive.

•	The momentum timing signal favors a small overweight toward momentum. Market risk has been contained, and market returns have been supportive.

1	Prior to October 1, 2016, the Fund’s Class I shares were known as Institutional shares.

This commentary reflects the viewpoints of the portfolio manager, First Quadrant, L.P., as of October 31, 2016 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG FQ Tax-Managed U.S. Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Class I (formerly Institutional Class) of the Fund on October 31, 2006 with a $10,000 investment made in the Russell 3000® Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

4

AMG FQ Tax-Managed U.S. Equity Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the AMG FQ Tax-Managed U.S. Equity Fund and the Russell 3000® Index for the same time periods ended October 31, 2016.

	One	Five	Ten	Since	Inception
Average Annual Total Returns[1]	Year	Years	Years	Inception	Date
AMG FQ Tax-Managed U.S. Equity Fund[2,3,4,5]
Class N6	(0.86)%	12.43%	5.99%	6.27%	03/01/06
Class I6	(0.59)%	12.71%	6.21%	6.22%	12/18/00
Russell 3000® Index[7,8]	4.24%	13.35%	6.76%	5.47%	12/18/00
Return After Taxes on Distributions:[9]
Class N6	(0.96)%	12.36%	5.93%	6.21%	03/01/06
Class I6	(0.72)%	12.60%	6.11%	6.12%	12/18/00
Return After Taxes on Distributions & Sale of Fund Shares:[9]
Class N6	(0.41)%	9.95%	4.82%	5.07%	03/01/06
Class I6	(0.23)%	10.18%	4.99%	5.14%	12/18/00

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For performance information through the most recent month end, current net asset per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual returns. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2016. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.
[4]	The Fund is managed to minimize taxable distributions, it may not be able to avoid taxable distributions.
[5]	The Fund may invest in derivatives; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[6]	Effective October 1, 2016, the Investor Class and Institutional Class of AMG FQ Tax-Managed U.S Equity Fund were renamed Class N and Class I, respectively.
[7]	The Russell 3000® Index is composed of the 3,000 largest U.S. companies as measured by market capitalization, and represents approximately 98% of the U.S. stock market. Unlike the Fund, the Russell 3000® Index is unmanaged, is not available for investment, and does not incur expenses.
[8]	Date reflects the inception date of the Fund, not the index.
[9]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Russell 3000® Index is a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

5

AMG FQ Tax-Managed U.S. Equity Fund

Fund Snapshots (unaudited)

October 31, 2016

PORTFOLIO BREAKDOWN

Sector	AMG FQ Tax-Managed U.S. Equity Fund*	Russell 3000® Index
Information Technology	22.4%	21.0%
Financials	13.9%	13.9%
Health Care	13.4%	13.5%
Consumer Discretionary	11.1%	12.6%
Consumer Staples	10.8%	8.9%
Industrials	10.7%	10.5%
Energy	6.8%	6.7%
Materials	4.3%	3.2%
Telecommunication Services	3.0%	2.3%
Utilities	1.8%	3.3%
Real Estate	1.5%	4.1%
Other Assets and Liabilities	0.3%	0.0%

*	As a percentage of net assets.

TOP TEN HOLDINGS

%of
Security Name	Net Assets
Apple, Inc.**	2.6%
Berkshire Hathaway, Inc., Class B**	2.5
Visa, Inc., Class A**	2.4
MasterCard, Inc., Class A**	2.2
Altria Group, Inc.**	2.1
Johnson & Johnson**	2.1
Verizon Communications, Inc.**	2.0
Alaska Air Group, Inc.**	2.0
Cisco Systems, Inc.	1.9
UnitedHealth Group, Inc.	1.9

Top Ten as a Group	21.7%

**	Top Ten Holdings as of April 30, 2016.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

AMG FQ Tax-Managed U.S. Equity Fund

Schedule of Portfolio Investments

October 31, 2016

	Shares	Value
Common Stocks - 99.7%
Consumer Discretionary - 11.1%
1-800-Flowers.com, Inc., Class A*	17,600	$168,080
Amazon.com, Inc.*	756	597,104
Best Buy Co., Inc.	12,171	473,574
Brinker International, Inc.[1]	7,153	352,214
The Children’s Place, Inc.	5,900	448,105
Comcast Corp., Class A	4,300	265,826
DISH Network Corp., Class A*	2,000	117,120
Graham Holdings Co., Class B	662	314,450
The Home Depot, Inc.	1,177	143,606
Hyatt Hotels Corp., Class A*	1,300	66,027
International Speedway Corp., Class A	10,632	349,793
iRobot Corp.*,1	5,593	283,565
Kohl’s Corp.[1]	9,207	402,806
Liberty Media Corp-Liberty SiriusXM, Class A*	611	20,328
Lowe’s Cos., Inc.	6,998	466,417
Murphy USA, Inc.*	2,635	181,235
Penske Automotive Group, Inc.[1]	6,402	286,489
Potbelly Corp.*	14,330	187,006
Smith & Wesson Holding Corp.*,1	34,100	901,263
Standard Motor Products, Inc.	3,900	190,710
Superior Industries International, Inc.	19,900	487,550
Tenneco, Inc.*	11,900	655,333
Urban Outfitters, Inc.*	29,900	1,000,155
The Walt Disney Co.	1,405	130,229
Total Consumer Discretionary		8,488,985
Consumer Staples - 10.8%
Altria Group, Inc.	24,500	1,619,940
Casey’s General Stores, Inc.	2,542	287,221
Central Garden and Pet Co.*,1	31,757	772,330
Central Garden and Pet Co., Class A*	39,200	914,928
The Coca-Cola Co.	4,171	176,850
Fresh Del Monte Produce, Inc.	1,354	81,714
Herbalife, Ltd.*,1	8,100	491,508
Hormel Foods Corp.	13,600	523,600
Medifast, Inc.	12,705	521,667
National Beverage Corp.*	6,098	288,069
PepsiCo, Inc.	2,300	246,560
Philip Morris International, Inc.	1,500	144,660
The Procter & Gamble Co.	4,381	380,271

	Shares	Value
Tyson Foods, Inc., Class A	19,400	$1,374,490
Wal-Mart Stores, Inc.	6,000	420,120
Total Consumer Staples		8,243,928
Energy - 6.8%
Chevron Corp.	2,308	241,763
Dril-Quip, Inc.*,1	14,650	695,875
Exxon Mobil Corp.	11,300	941,516
FMC Technologies, Inc.*	34,700	1,119,769
Marathon Petroleum Corp.	9,400	409,746
Overseas Shipholding Group, Inc., Class A	31,909	279,523
Phillips 66	4,600	373,290
Rowan Cos PLC., Class A	19,039	252,647
Valero Energy Corp.	5,800	343,592
World Fuel Services Corp.	13,399	539,310
Total Energy		5,197,031
Financials - 13.9%
Alleghany Corp.*	1,297	669,524
American International Group, Inc.	4,900	302,330
Arch Capital Group, Ltd.*	11,700	912,249
Ares Commercial Real Estate Corp.	5,300	69,536
Bank of America Corp.	7,538	124,377
Berkshire Hathaway, Inc., Class A*	1	215,700
Berkshire Hathaway, Inc., Class B*	13,387	1,931,744
Brown & Brown, Inc.	25,500	939,930
Capitol Federal Financial, Inc.	28,800	422,496
CenterState Banks, Inc.	5,600	104,608
Central Valley Community Bancorp	2,657	38,048
Chubb, Ltd.	1,203	152,781
Citigroup, Inc.	4,100	201,515
Discover Financial Services	10,498	591,352
Enterprise Financial Services Corp.	2,000	66,200
Erie Indemnity Co., Class A	2,000	204,780
Everest Re Group, Ltd.	2,200	447,744
First Defiance Financial Corp.	2,000	78,960
First Financial Corp	507	20,331
First Interstate BancSystem, Inc., Class A	4,099	130,758
Heritage Commerce Corp.	1,823	19,780
HomeTrust Bancshares, Inc.*	1,066	19,828
Independent Bank Corp.	3,492	58,666
JPMorgan Chase & Co.	6,868	475,678
PrivateBancorp, Inc.	4,400	199,056

The accompanying notes are an integral part of these financial statements.

7

AMG FQ Tax-Managed U.S. Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Financials - 13.9% (continued)
Provident Financial Holdings, Inc.[1]	1,400	$26,712
Selective Insurance Group, Inc.	6,900	254,955
Sierra Bancorp	3,100	55,366
Stonegate Bank	1,800	62,352
SunTrust Banks, Inc.	10,300	465,869
Validus Holdings, Ltd.	17,900	914,690
Waterstone Financial, Inc.	2,987	50,630
Wells Fargo & Co.	7,248	333,480
WR Berkley Corp.	1,300	74,230
Total Financials		10,636,255
Health Care - 13.4%
Agilent Technologies, Inc.	18,700	814,759
Amgen, Inc.	7,300	1,030,468
Anika Therapeutics, Inc.*	9,000	399,240
Atrion Corp.	251	110,227
Biogen, Inc.*	1,735	486,112
Cantel Medical Corp.	8,100	576,963
Charles River Laboratories International, Inc.*	12,700	963,676
Chimerix, Inc.*	31,183	126,291
CR Bard, Inc.	100	21,668
HMS Holdings Corp.*	37,486	789,830
Humana, Inc.	1,200	205,836
Johnson & Johnson	13,887	1,610,753
Landauer, Inc.	4,747	206,494
Masimo Corp.*	357	19,635
McKesson Corp.	1,199	152,477
Merck & Co., Inc.	3,600	211,392
OraSure Technologies, Inc.*	9,021	67,748
Pfizer, Inc.	8,769	278,065
UnitedHealth Group, Inc.	10,100	1,427,433
Universal Health Services, Inc., Class B	6,198	748,161
Total Health Care		10,247,228
Industrials - 10.7%
Alaska Air Group, Inc.	21,100	1,523,842
ARC Document Solutions, Inc.*	17,802	61,061
BWX Technologies, Inc.	27,500	1,078,550
Delta Air Lines, Inc.	20,650	862,550
General Dynamics Corp.	3,600	542,664
General Electric Co.	18,172	528,805
The Greenbrier Cos., Inc.	14,280	449,820

	Shares	Value
Hawaiian Holdings, Inc.*	1,800	$81,045
Huntington Ingalls Industries, Inc.	6,800	1,097,248
Illinois Tool Works, Inc.	1,400	158,998
Landstar System, Inc.	9,399	668,739
Southwest Airlines Co.	4,500	180,225
The Toro Co.	5,366	256,924
UniFirst Corp.	3,000	367,500
West Corp.	14,804	291,935
Total Industrials		8,149,906
Information Technology - 22.4%
Alpha & Omega Semiconductor, Ltd.*	8,690	183,620
Alphabet, Inc., Class A*	706	571,789
Alphabet, Inc., Class C*	868	680,981
Apple, Inc.	17,241	1,957,543
Cavium, Inc.*	334	18,876
Cisco Systems, Inc.	46,700	1,432,756
Citrix Systems, Inc.*	2,900	245,920
Coherent, Inc.*	5,200	541,424
Dolby Laboratories, Inc., Class A	13,967	664,689
Facebook, Inc., Class A*	4,711	617,094
Ingram Micro, Inc., Class A	19,300	717,960
Intel Corp.	3,087	107,644
International Business Machines Corp.	3,400	522,546
MasterCard, Inc., Class A	15,580	1,667,372
Microsoft Corp.	23,400	1,402,128
MKS Instruments, Inc.	2,300	116,035
Motorola Solutions, Inc.	12,100	878,218
NETGEAR, Inc.*	17,300	873,650
Oracle Corp.	1,700	65,314
PC Connection, Inc.	2,500	58,025
QUALCOMM, Inc.	10,800	742,176
Rudolph Technologies, Inc.*	26,888	486,673
Sapiens International Corp. N.V.	3,705	50,425
Teradata Corp.*,1	13,979	376,874
VASCO Data Security International, Inc.*	18,400	253,000
Visa, Inc., Class A	22,400	1,848,224
Total Information Technology		17,080,956
Materials - 4.3%
Bemis Co., Inc.	18,500	901,320
Cabot Corp.	6,538	340,891
Graphic Packaging Holding Co.	25,300	316,250

The accompanying notes are an integral part of these financial statements.

8

AMG FQ Tax-Managed U.S. Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Materials - 4.3% (continued)
LyondellBasell Industries N.V., Class A	7,700	$612,535
Packaging Corp. of America	9,200	759,000
Rayonier Advanced Materials, Inc.[1]	30,130	389,581
Total Materials		3,319,577
Real Estate - 1.5%
American Homes 4 Rent, Class A	11,900	251,209
American Tower Corp.	800	93,752
Equity Commonwealth*	25,411	767,666
Total Real Estate		1,112,627
Telecommunication Services - 3.0%
AT&T, Inc.	13,001	478,307
Cincinnati Bell, Inc.*	9,147	179,739
Telephone & Data Systems, Inc.	738	19,070
Verizon Communications, Inc.	32,899	1,582,442
Total Telecommunication Services		2,259,558
Utilities - 1.8%
AES Corp.	12,060	141,946
American States Water Co.	3,049	121,899
American Water Works Co, Inc.	10,900	807,036
Hawaiian Electric Industries, Inc.	11,304	333,468
Total Utilities		1,404,349
Total Common Stocks (cost $59,575,983)		76,140,400

	Principal Amount	Value
Short-Term Investments - 4.2%
Repurchase Agreements - 4.1%[2]
Cantor Fitzgerald Securities, Inc., dated 10/31/16, due 11/01/16, 0.350% total to be received $1,000,010 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 11/15/16 - 09/20/66, totaling $1,020,000)	$1,000,000	$1,000,000
Citigroup Global Markets, Inc., dated 10/31/16, due 11/01/16, 0.340% total to be received $166,614 (collateralized by various U.S. Government Agency Obligations, 0.000% - 7.500%, 11/15/16 - 11/01/46, totaling $169,944)	166,612	166,612
Daiwa Capital Markets America, dated 10/31/16, due 11/01/16, 0.340% total to be received $1,000,009 (collateralized by various U.S. Government Agency Obligations, 0.000% - 9.000%, 11/10/16 - 02/01/49, totaling $1,020,000)	1,000,000	1,000,000
Nomura Securities International, Inc., dated 10/31/16, due 11/01/16, 0.340% total to be received $1,000,009 (collateralized by various U.S. Government Agency Obligations, 0.000% - 9.000%, 11/03/16 - 09/20/66, totaling $1,020,000)	1,000,000	1,000,000
Total Repurchase Agreements		3,166,612

	Shares
Other Investment Companies - 0.1%[3]
Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.28%	56,511	56,511
Total Short-Term Investments (cost $3,223,123)		3,223,123
Total Investments - 103.9% (cost $62,799,106)		79,363,523
Other Assets, less Liabilities - (3.9)%		(2,984,297)
Net Assets - 100.0%		$76,379,226

The accompanying notes are an integral part of these financial statements.

9

AMG FQ U.S. Equity Fund

Portfolio Manager’s Comments (unaudited)

For the fiscal year ended October 31, 2016, the AMG FQ U.S. Equity Fund (Class I1) (the “Fund”) returned (0.73)%, compared to 4.24% for its benchmark, the Russell 3000® Index.

The U.S. equity market rose modestly in the 12 months ended October 31, 2016. We judge this to be a respectable performance, considering the headwinds of full valuations, weak corporate earnings and abundant political risks. Very low interest rates continued to provide a measure of support to the market.

The strongest sectors in the period were utilities (aided by low interest rates) and technology. Two sectors had negative returns, health care and consumer discretionary. Value stocks substantially outperformed growth, while large- and small-capitalization stocks had similar returns.

The Fund underperformed its benchmark, with negative contributions from common risk factor and industry positioning and from the stock-specific component. With respect to industries, the largest positive contributions were from underweights in pharmaceuticals, railroads and shipping and retail soft goods. The main negative contributions were from overweights in oil refining and sales and airlines, and an underweight in electric utilities.

The main positive contributions from risk factors were the biases to companies with above average price volatility and to smaller companies. The main negative contributions were from stocks with above average price momentum and earnings per share (EPS) growth rates and from stocks inexpensive on the basis of price/sales.

POSITIONING

•	At the end of October 2016, top-down signals were for the most part modest. Their contribution to overall risk is moderate.

•	The size timing signal has a modest bias toward large caps. The flat U.S. yield curve, suggesting tepid economic growth, is a driver.

•	The volatility timing signal is close to neutral.

•	The value/growth signal favors value moderately. Implied volatility is low, and the high-yield spread is supportive.

•	The momentum timing signal favors a small overweight toward momentum. Market risk has been contained, and market returns have been supportive.

[1]	Prior to October 1, 2016, the Fund’s Class I shares were known as Institutional shares.

This commentary reflects the viewpoints of the portfolio manager, First Quadrant, L.P., as of October 31, 2016 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG FQ U.S. Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Class I (formerly Institutional Class) of the Fund on October 31, 2006 with a $10,000 investment made in the Russell 3000® Index for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

10

AMG FQ U.S. Equity Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the AMG FQ U.S. Equity Fund and the Russell 3000® Index for the same time periods ended October 31, 2016.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG FQ U.S. Equity Fund[2,3,4]
Class N5	(0.98)%	9.97%	4.87%	5.50%	03/01/06
Class I5	(0.73)%	10.25%	5.15%	7.80%	08/14/92
Russell 3000® Index[6,7]	4.24%	13.35%	6.76%	9.20%	08/14/92

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual returns. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2016. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.
[4]	The Fund may invest in derivatives; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[5]	Effective October 1, 2016, the Investor Class and Institutional Class of AMG FQ U.S. Equity Fund were renamed Class N and Class I, respectively.
[6]	The Russell 3000® Index is composed of the 3,000 largest U.S. companies as measured by market capitalization, and represents approximately 98% of the U.S. stock market. Unlike the Fund, the Russell 3000® Index is unmanaged, is not available for investment, and does not incur expenses.
[7]	Date reflects the inception date of the Fund, not the index.

The Russell 3000® Index is a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

11

AMG FQ U.S. Equity Fund

Fund Snapshots (unaudited)

October 31, 2016

PORTFOLIO BREAKDOWN

Sector	AMG FQ U.S. Equity Fund*	Russell 3000® Index
Financials	17.0%	13.9%
Information Technology	16.7%	21.0%
Health Care	13.8%	13.5%
Consumer Staples	11.9%	8.9%
Consumer Discretionary	11.7%	12.6%
Industrials	11.3%	10.5%
Energy	5.2%	6.7%
Materials	4.5%	3.2%
Telecommunication Services	4.3%	2.3%
Real Estate	2.0%	4.1%
Utilities	1.1%	3.3%
Purchased Options	0.7%	0.0%
Other Assets and Liabilities	(0.2)%	0.0%

*	As a percentage of net assets.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
JPMorgan Chase & Co.**	2.6%
Berkshire Hathaway, Inc., Class B**	2.5
Verizon Communications, Inc.**	2.0
Cisco Systems, Inc.	2.0
Apple, Inc.**	2.0
Exxon Mobil Corp.	2.0
Amgen, Inc.**	1.5
Illinois Tool Works, Inc.**	1.5
Packaging Corp. of America	1.4
The Home Depot, Inc.	1.4

Top Ten as a Group	18.9%

**	Top Ten Holdings as of April 30, 2016.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

12

AMG FQ U.S. Equity Fund

Schedule of Portfolio Investments

October 31, 2016

	Shares	Value
Common Stocks - 99.5%
Consumer Discretionary - 11.7%
Amazon.com, Inc.*	443	$349,890
Capella Education Co.	5,292	386,845
The Cato Corp., Class A	12,804	379,895
Collectors Universe, Inc.	1,615	30,346
Garmin, Ltd.	9,468	457,872
Gentex Corp.	42,503	718,726
Graham Holdings Co., Class B	950	451,250
The Home Depot, Inc.	6,878	839,185
International Speedway Corp., Class A	13,488	443,755
Lear Corp.	2,439	299,460
Lennar Corp., Class B	4,271	143,164
Liberty Media Corp-Liberty SiriusXM, Class A*	8,486	282,329
Liberty Media Corp-Liberty SiriusXM, Class C*	1,093	36,277
Metaldyne Performance Group, Inc.[1]	11,408	176,254
The Michaels Cos., Inc.*	24,200	562,650
Murphy USA, Inc.*	2,653	182,473
News Corp., Class A	22,314	270,446
Penske Automotive Group, Inc.[1]	5,621	251,540
Potbelly Corp.*	5,111	66,699
Ruth’s Hospitality Group, Inc.	15,800	250,430
Speedway Motorsports, Inc.	4,633	87,147
Viacom, Inc., Class A1	900	38,070
West Marine, Inc.*	14,572	116,576
Total Consumer Discretionary		6,821,279
Consumer Staples - 11.9%
Brown-Forman Corp., Class A1	7,879	382,132
Campbell Soup Co.[4]	6,000	326,040
Central Garden and Pet Co.*,1	12,280	298,650
Church & Dwight Co., Inc.[4]	10,257	495,003
The Clorox Co.	3,993	479,240
The Coca-Cola Co.	6,592	279,501
Colgate-Palmolive Co.	5,515	393,550
Costco Wholesale Corp.	4,000	591,480
Fresh Del Monte Produce, Inc.	4,220	254,677
Herbalife, Ltd.*,1	5,616	340,779
The JM Smucker Co.	1,439	188,955
Medifast, Inc.	7,786	319,693
PepsiCo, Inc.	4,901	525,387
The Procter & Gamble Co.	1,743	151,292

	Shares	Value
Seaboard Corp.*	73	$247,105
Spectrum Brands Holdings, Inc.[1]	287	38,814
Sysco Corp.	15,001	721,848
Tyson Foods, Inc., Class A4	9,600	680,160
Wal-Mart Stores, Inc.	4,008	280,640
Total Consumer Staples		6,994,946
Energy - 5.2%
Baker Hughes, Inc.	10,438	578,265
Chevron Corp.[4]	516	54,051
Dril-Quip, Inc.*,1	8,894	422,465
EP Energy Corp., Class A*,1	11,400	40,584
Erin Energy Corp.*	16,111	34,639
Exxon Mobil Corp.[4]	13,803	1,150,066
Occidental Petroleum Corp.	3,800	277,058
Oceaneering International, Inc.	1,062	25,276
World Fuel Services Corp.	11,519	463,640
Total Energy		3,046,044
Financials - 17.0%
The Allstate Corp.[4]	5,982	406,178
American Express Co.	3,479	231,075
Aspen Insurance Holdings, Ltd.	5,368	259,006
Baldwin & Lyons, Inc., Class B	9,312	229,075
Bank of America Corp.[4]	22,854	377,091
BankFinancial Corp.	7,290	91,635
Bear State Financial, Inc.[1]	3,346	29,579
Berkshire Hathaway, Inc., Class B*,4	10,100	1,457,430
Brown & Brown, Inc.	1,258	46,370
Century Bancorp, Inc., Class A	1,851	83,943
Charter Financial Corp.	4,316	54,597
Chimera Investment Corp.	8,104	126,990
Citizens & Northern Corp.	5,199	108,763
Clifton Bancorp, Inc.	4,132	63,178
Codorus Valley Bancorp, Inc.	2,662	55,631
Community Trust Bancorp, Inc.	1,369	50,037
Discover Financial Services	1,200	67,596
Donegal Group, Inc., Class A	3,325	50,041
Dynex Capital, Inc.	4,636	31,849
Erie Indemnity Co., Class A	3,500	358,365
ESSA Bancorp, Inc.	2,610	35,183
Federated Investors, Inc., Class B	16,211	437,697
First American Financial Corp.	951	37,146

The accompanying notes are an integral part of these financial statements.

13

AMG FQ U.S. Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Financials - 17.0% (continued)
First Defiance Financial Corp.	785	$30,992
First Financial Northwest, Inc.	5,049	80,279
FNF Group	830	29,805
The Hanover Insurance Group, Inc.	793	60,419
Heritage Insurance Holdings, Inc.	10,291	121,331
HomeTrust Bancshares, Inc.*	4,614	85,820
Independent Bank Corp.	13,705	230,244
JPMorgan Chase & Co.[4]	21,600	1,496,016
Marlin Business Services Corp.	1,674	29,295
Middleburg Financial Corp.	1,091	33,079
Morningstar, Inc.	5,948	420,107
Nasdaq, Inc.	1,600	102,352
National Bankshares, Inc.	1,072	37,252
National Western Life Group, Inc.	409	88,099
Old Republic International Corp.	24,513	413,289
OneBeacon Insurance Group, Ltd., Class A	5,410	74,333
Provident Financial Holdings, Inc.	10,113	192,956
Pzena Investment Management, Inc., Class A	4,059	29,550
Santander Consumer USA Holdings, Inc.*	9,326	113,777
Shore Bancshares, Inc.	4,145	52,932
SI Financial Group, Inc.	2,545	33,212
Southern Missouri Bancorp, Inc.[1]	1,461	35,926
Sun Bancorp Inc.[1]	2,586	59,478
Synovus Financial Corp.	1,480	48,944
TFS Financial Corp.	18,916	337,083
Thomson Reuters Corp.	3,300	130,053
Validus Holdings, Ltd.	14,401	735,891
Wells Fargo & Co.[4]	2,271	104,489
Western New England Bancorp, Inc.	4,747	37,501
Total Financials		9,932,959
Health Care - 13.8%
Agilent Technologies, Inc.	10,842	472,386
Amgen, Inc.[4]	6,300	889,308
Amphastar Pharmaceuticals, Inc.*,1	12,242	222,070
AngioDynamics, Inc.*	26,812	427,383
BioSpecifics Technologies Corp.*	7,330	318,049
Chemed Corp.	3,522	498,081
Community Health Systems, Inc.*,1	11,440	60,403
Cutera, Inc.*	7,573	99,206

	Shares	Value
HMS Holdings Corp.*	11,905	$250,838
Hologic, Inc.*	12,660	455,887
IDEXX Laboratories, Inc.*	4,324	463,273
iRadimed Corp.*,1	4,296	40,597
Johnson & Johnson[4]	3,556	412,460
Landauer, Inc.	3,167	137,764
LeMaitre Vascular, Inc.	5,600	117,264
Mallinckrodt PLC*	421	24,948
Masimo Corp.*	1,989	109,395
McKesson Corp.	4,200	534,114
Merck & Co., Inc.	13,832	812,215
National Research Corp., Class A	5,732	87,986
OraSure Technologies, Inc.*	33,300	250,083
PDL BioPharma, Inc.	71,122	229,013
Pfizer, Inc.	2,904	92,086
Surmodics, Inc.*	2,655	66,110
Tetraphase Pharmaceuticals, Inc.*,1	8,181	28,634
Universal American Corp.*	30,086	225,946
Universal Health Services, Inc., Class B	5,095	615,017
Utah Medical Products, Inc.	1,971	122,498
Total Health Care		8,063,014
Industrials - 11.3%
Allison Transmission Holdings, Inc.	24,400	714,676
ARC Document Solutions, Inc.*	66,997	229,800
BWX Technologies, Inc.	12,068	473,307
Continental Building Products, Inc.*	4,161	85,092
General Dynamics Corp.[4]	1,597	240,732
General Electric Co.	9,481	275,897
The Gorman-Rupp Co.	7,988	191,872
Huntington Ingalls Industries, Inc.	4,500	726,120
Illinois Tool Works, Inc.[4]	7,500	851,775
Kimball International, Inc., Class B	30,688	383,600
Knoll, Inc.	2,600	56,264
Landstar System, Inc.	3,871	275,422
MSC Industrial Direct Co., Inc., Class A1	4,116	299,645
National Presto Industries, Inc.[1]	4,119	359,383
Regal-Beloit Corp.	1,084	64,064
Resources Connection, Inc.[1]	13,400	198,990
The Timken Co.	8,815	291,336
The Toro Co.	4,238	202,915

The accompanying notes are an integral part of these financial statements.

14

AMG FQ U.S. Equity Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Industrials - 11.3% (continued)
Universal Logistics Holdings, Inc.	2,596	$32,320
West Corp.[4]	32,800	646,816
Total Industrials		6,600,026
Information Technology - 16.7%
Alpha & Omega Semiconductor, Ltd.*	1,362	28,779
Alphabet, Inc., Class A*,4	718	581,508
Alphabet, Inc., Class C*,4	467	366,380
American Software, Inc., Class A	15,495	161,613
Apple, Inc.[4]	10,336	1,173,549
AVX Corp.	25,543	358,113
Cisco Systems, Inc.[4]	38,900	1,193,452
Citrix Systems, Inc.*	2,200	186,560
Dolby Laboratories, Inc., Class A	9,334	444,205
EarthLink Holdings Corp.	18,600	106,392
Entegris, Inc.*	22,472	357,305
EVERTEC, Inc.	12,264	185,800
Facebook, Inc., Class A*	2,514	329,309
Forrester Research, Inc.	7,030	261,868
Global Sources, Ltd.*,1	3,786	30,667
MasterCard, Inc., Class A	700	74,914
Maxim Integrated Products, Inc.	2,057	81,519
Microsoft Corp.[4]	12,452	746,124
NCI, Inc., Class A	10,777	126,630
Novanta, Inc.*	13,637	237,966
Nuance Communications, Inc.*,4	39,658	556,005
Rudolph Technologies, Inc.*	25,718	465,496
Sapiens International Corp. N.V.	7,394	100,632
Synopsys, Inc.*	7,900	468,549
Teradata Corp.*,1	15,465	416,936
Texas Instruments, Inc.	1,293	91,609
VeriSign, Inc.*,1	3,819	320,872
Versum Materials, Inc.*	1,722	39,089
VMware, Inc., Class A*,1	1,144	89,918
The Western Union Co.	8,396	168,508
Total Information Technology		9,750,267
Materials - 4.5%
Air Products & Chemicals, Inc.	1,124	149,964
Cabot Corp.[4]	9,800	510,972
Codexis, Inc.*	11,747	59,322
FutureFuel Corp.	28,000	306,880

	Shares	Value
Greif, Inc., Class B	504	$29,358
KMG Chemicals, Inc.	16,317	442,843
Packaging Corp. of America	10,200	841,500
Rayonier Advanced Materials, Inc.[1]	14,857	192,101
United States Lime & Minerals, Inc.[1]	686	45,132
Worthington Industries, Inc.	755	35,485
Total Materials		2,613,557
Real Estate - 2.0%
FRP Holdings, Inc., (REIT)*	1,642	52,216
Host Hotels & Resorts, Inc., (REIT)	2,900	44,892
Piedmont Office Realty Trust, Inc., Class A, (REIT)	22,206	454,779
Retail Properties of America, Inc., Class A, (REIT)	7,501	116,791
Simon Property Group, Inc., (REIT)	2,831	526,453
Total Real Estate		1,195,131
Telecommunication Services - 4.3%
AT&T, Inc.	6,027	221,733
CenturyLink, Inc.[1]	26,002	691,133
FairPoint Communications, Inc.*,1	25,679	400,592
Verizon Communications, Inc.[4]	24,900	1,197,690
Total Telecommunication Services		2,511,148
Utilities - 1.1%
AES Corp.	5,000	58,850
Avangrid, Inc.	1,935	76,258
DTE Energy Co.	1,633	156,784
UGI Corp.	8,062	373,190
Total Utilities		665,082
Total Common Stocks (cost $57,434,559)		58,193,453

	Contracts
Purchased Options - 0.7%
S&P 500 Puts, 1,970 Strike Price, Expiration 12/16/16	95	117,895
S&P 500 Puts, 1,980 Strike Price, Expiration 01/20/17	94	223,250
S&P 500 Puts, 2,010 Strike Price, Expiration 11/18/16	89	65,415
Total Purchased Options (cost $667,927)		406,560

The accompanying notes are an integral part of these financial statements.

15

AMG FQ U.S. Equity Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Short-Term Investments - 6.8%
Repurchase Agreements - 6.4%[2]
Cantor Fitzgerald Securities, Inc., dated 10/31/16, due 11/01/16, 0.350% total to be received $1,000,010 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 11/15/16 - 09/20/66, totaling $1,020,000)	$1,000,000	$1,000,000
Citigroup Global Markets Inc., dated 10/31/16,due 11/01/16, 0.340% total to be received $708,939 (collateralized by various U.S. Government Agency Obligations, 0.000% - 7.500%, 11/15/16 - 11/01/46, totaling $723,111)	708,932	708,932
Daiwa Capital Markets America, dated 10/31/16, due 11/01/16, 0.340% total to be received $1,000,009 (collateralized by various U.S. Government Agency Obligations, 0.000% - 9.000%, 11/10/16 - 02/01/49, totaling $1,020,000)	1,000,000	1,000,000

	Principal Amount	Value
Nomura Securities International, Inc., dated 10/31/16, due 11/01/16, 0.340% total to be received $1,000,009 (collateralized by various U.S. Government Agency Obligations, 0.000% - 9.000%, 11/03/16 - 09/20/66, totaling $1,020,000)	$1,000,000	$1,000,000
Total Repurchase Agreements		3,708,932

	Shares
Other Investment Companies - 0.4%[3]
Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.28%	256,996	256,996
Total Short-Term Investments (cost $3,965,928)		3,965,928
Total Investments - 107.0% (cost $62,068,414)		62,565,941
Other Assets, less Liabilities - (7.0)%		(4,099,723)
Net Assets - 100.0%		$58,466,218

The accompanying notes are an integral part of these financial statements.

16

AMG FQ Global Risk-Balanced Fund

Portfolio Manager’s Comments (unaudited)

The AMG FQ Global Risk-Balanced Fund (the “Fund”) performed well for the fiscal year ending October 31, 2016, while global markets overall were weak. The Fund (Class Z1) returned 9.55% for the period, while the benchmark of 60% MSCI World Index/40% Citi WGBI Hedged returned 2.16%. An equally balanced risk allocation early in the period followed by a tilt towards diversified growth after the “Brexit” vote resulted in the strong performance.

It’s been a difficult year for markets, buffeted by economic and political concerns. Early in the period there was a widespread negative reaction to the beginning of rising interest rates from the U.S. Federal Reserve. Coupled with deflationary pressures in Europe and Japan, equity markets were down significantly. In a classic flight-to-quality market, sovereign bonds did very well. After an initial bout of volatility, equity markets stabilized in March only to be hit again by uncertainty regarding the so-called “Brexit,” U.K. referendum to leave the European Union. While at first considered unlikely, the measure passed by a narrow margin. However, the negative market reaction quickly turned positive as investors began to think that the non-binding referendum may not be implemented for years, if at all. Markets rallied though the summer and bonds fell. But by the end of the fiscal year, only U.S. equities were modestly positive. Europe and Asia were still down for the fiscal year. Bonds, however, rallied significantly.

Commodities also did well in 2016 as the oversold conditions of 2015 reversed themselves. In energy markets, the prospects for an OPEC agreement limiting production drove prices primarily up.

The Fund was defensive early in the year with our proprietary Market Risk Index (MRI) signaling fragile market conditions. As such, the Fund allocated risk equally between stocks and bonds. The Fund weathered the early turmoil well. By the time of the Brexit vote, the Fund was at a neutral risk allocation as market sentiment had largely improved from the extreme readings earlier in the year. So the Fund was hedged against the initial reaction by our combination of bond and option hedges, but when the market rallied over the summer, the greater allocation towards hedged growth resulted in stronger returns as the readings for July signaled more resilient market conditions.

As a result, our more defensive position early in the fiscal year, coupled with a diversified growth allocation later in the period, resulted in strong performance during the fiscal year.

Looking ahead, there are both positives and negatives. The end of the U.S. presidential election has led to optimism that there will be strong fiscal stimulus through infrastructure spending and tax cuts for both individuals and corporations. This resulted in a strong stock market rally in the U.S. and a significant rise in long bond yields. As we go into the next fiscal year, the MRI continues to signal that we are in a resilient market environment where market downturns will likely be short-lived. We believe the risk for bonds is high. So the Fund maintains a tilt towards diversified growth assets hedged with a combination of bonds and options. Bond allocations are at the bottom of their range. The Fund is also positioned with inflation hedges in the form of commodities, inflation-linked bonds, real estate investment trusts (REITs) and commodity-oriented equities.

The Fund is allocated to participate in growth, with hedges against both unexpected shocks and rising inflation. While no asset allocation can be perfect, we believe the Fund is positioned for most contingencies ahead.

[1]	Prior to October 1, 2016, the Fund’s Class Z shares were known as Institutional shares.

This commentary reflects the viewpoints of the portfolio manager, First Quadrant, L.P., as of October 31, 2016 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG FQ Global Risk-Balanced Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the Class Z (formerly Institutional Class) of the Fund on October 31, 2006, to a $10,000 investment made in the Hedged Index and the Unhedged Index and S&P 500 Index for the same time period. Figures include reinvestment of capital gains and dividends. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

17

AMG FQ Global Risk-Balanced Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

The table below shows the average annual total returns for the AMG FQ Global Risk-Balanced Fund and the AMG FQ Global Risk-Balanced Fund Composite Hedged and Unhedged Indexes and S&P 500 Index for the same time periods ended October 31, 2016.

	One	Five	Ten	Since	Inception
Average Annual Total Returns[1]	Year	Years	Years	Inception	Date
AMG FQ Global Risk-Balanced Fund[2,3,4,5,6,7,8,9,10,11]
Class N12	8.97%	3.86%	—	5.31%	01/01/10
Class I12	9.43%	4.28%	—	5.71%	01/01/10
Class Z12	9.55%	4.37%	2.64%	5.94%	11/18/88
AMG FQ Global Risk-Balanced Fund Composite Hedged Index[13,14]	2.16%	7.28%	3.43%	5.64%	11/30/88
AMG FQ Global Risk-Balanced Fund Composite Unhedged Index[13,14]	3.37%	5.54%	4.25%	6.43%	11/30/88
S&P 500 Index[15,16]	4.51%	13.57%	6.70%	10.09%	11/18/88

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual returns. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2016. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.
[4]	The use of leverage in a Fund’s strategy can magnify relatively small market movements into relatively larger losses for the Fund.
[5]	The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive and environmental conditions.
[6]	Because the Fund invests in exchange traded funds (ETFs) which incur their own costs, investing in them could result in a higher cost to the investor. Additionally, the Fund will be indirectly exposed to all the risks of securities held by the ETFs.
[7]	Obligations of certain government agencies are not backed by the full faith and credit of the U.S. Government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. Government will provide financial support. Additionally, debt securities of the U.S. Government may be affected by changing interest rates and subject to prepayment risk.
[8]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.
[9]	The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

18

AMG FQ Global Risk-Balanced Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE (continued)

[10]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.
[11]	The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[12]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class of AMG FQ Global Risk-Balanced Fund were renamed Class N, Class I and Class Z, respectively.
[13]	The Fund’s index is comprised of 60% MSCI World Index and 40% Citigroup World Government Index (Composite Index). The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed country indices. The Citigroup World Government Bond Index measures the performance of fixed-rate, local currency, investment grade sovereign bonds. The Index is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. Unlike the Fund, the Composite Index is unmanaged, is not available for investment, and does not incur fees. All MSCI data is provided ’as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.
[14]	The date reflects the closest available index date to the Fund’s inception date.
[1][5]	Date reflects the inception date of the Fund, not the index.
[16]	The S&P 500 Index is capitalization-weighted index of 500 stocks. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The S&P 500 Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc.

Not FDIC insured, nor bank guaranteed. May lose value.

19

AMG FQ Global Risk-Balanced Fund

Schedule of Portfolio Investments

October 31, 2016

	Shares	Value
Exchange Traded Funds - 61.5%
iShares Barclays TIPS Bond Fund[4]	78,535	$9,099,065
iShares Global Infrastructure[1]	35,253	1,417,876
iShares iBoxx $ Investment Grade Corporate Bond[4]	176,291	21,327,685
Materials Select Sector SPDR Fund[1]	30,444	1,423,257
SPDR Citi International Government Inflation-Protected Bond[4]	30,474	1,683,384
VanEck Vectors Gold Miners[1]	58,751	1,440,575
VanEck Vectors Natural Resource	45,394	1,416,747
Vanguard REIT[4]	60,766	4,968,228
Total Exchange Traded Funds (cost $42,178,209)		42,776,817

	Notes
Exchange Traded Notes - 11.2%
Deutsche Bank AG, PowerShares DB Gold Double Long, 02/15/38	55,746	1,402,569
Goldman Sachs, Connect S&P GSCI Enhanced Commodity Index Total Return, 5/8/37	48,072	1,029,702
iPath Bloomberg Commodity Index Total Return[1]	110,664	2,589,538
Swedish Export Credit Corp., ELEMENTS Linked to the Rogers International Commodity Index Total Return, 10/24/22	562,797	2,797,101
Total Exchange Traded Notes (cost $9,156,908)		7,818,910

	Number of Contracts
Purchased Options - 0.7%
EURO STOXX 50 Puts, 2,600 Strike Price, Expiration 03/17/17	11	4,854
EURO STOXX 50 Puts, 2,650 Strike Price, Expiration 11/18/16	42	507
EURO STOXX 50 Puts, 2,650 Strike Price, Expiration 12/16/16	88	10,433
EURO STOXX 50 Puts, 2,675 Strike Price, Expiration 11/18/16	4	66
EURO STOXX 50 Puts, 2,675 Strike Price, Expiration 12/16/16	22	2,995
EURO STOXX 50 Puts, 2,700 Strike Price, Expiration 03/17/17	131	78,662
EURO STOXX 50 Puts, 2,700 Strike Price, Expiration 11/18/16	63	1,314
EURO STOXX 50 Puts, 2,775 Strike Price, Expiration 12/16/16	10	2,294
EURO STOXX 50 Puts, 2,825 Strike Price, Expiration 11/18/16	16	1,247
EURO STOXX 50 Puts, 2,825 Strike Price, Expiration 12/16/16	1	297
S&P 500 Puts, 1,970 Strike Price, Expiration 12/16/16	65	80,665
S&P 500 Puts, 1,980 Strike Price, Expiration 01/20/17	83	197,125
S&P 500 Puts, 1,990 Strike Price, Expiration 12/16/16	24	36,096
S&P 500 Puts, 2,010 Strike Price, Expiration 11/18/16	58	42,630
S&P 500 Puts, 2,020 Strike Price, Expiration 11/18/16	37	31,635
Total Purchased Options (cost $831,713)		490,820

The accompanying notes are an integral part of these financial statements.

20

AMG FQ Global Risk-Balanced Fund

Schedule of Portfolio Investments (Continued)

	Principal Amount	Value
U.S. Government Obligations - 20.1%
United States Treasury Bills, 0.210%, 11/10/16[5,6]	$2,750,000	$2,749,920
United States Treasury Bills, 0.230%, 12/22/16[5,6]	2,750,000	2,749,098
United States Treasury Bills, 0.270%, 01/26/17[5,6]	2,500,000	2,498,215
United States Treasury Bills, 0.330%, 02/16/17[5,6]	4,000,000	3,996,148
United States Treasury Bills, 0.460%, 03/23/17[5,6]	2,000,000	1,997,130
Total U.S. Government Obligations (cost $13,988,196)		13,990,511
Short-Term Investments - 13.5%
Repurchase Agreements - 6.0%[2]
Cantor Fitzgerald Securities, Inc., dated 10/31/16, due 11/01/16, 0.350%, total to be received $1,000,010 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 11/15/16 - 09/20/66, totaling $1,020,000)	1,000,000	1,000,000
Citigroup Global Markets Inc., dated 10/31/16, due 11/01/16, 0.340%, total to be received $1,000,009 (collateralized by various U.S. Government Agency Obligations, 0.000% - 7.500%, 11/15/16 - 11/01/46, totaling $1,020,000)	1,000,000	1,000,000
Daiwa Capital Markets America, dated 10/31/16, due 11/01/16, 0.340%, total to be received $1,000,009 (collateralized by various U.S. Government Agency Obligations, 0.000% - 9.000%, 11/10/16 - 02/01/49, totaling $1,020,000)	1,000,000	1,000,000
Deutsche Bank Securities, Inc., dated 10/31/16, due 11/01/16, 0.360%, total to be received $190,518 (collateralized by various U.S. Government Agency Obligations, 1.375% - 1.625%, 06/30/20 - 01/31/21, totaling $194,326)	190,516	190,516
Nomura Securities International Inc., dated 10/31/16, due 11/01/16, 0.340%, total to be received $1,000,009 (collateralized by various U.S. Government Agency Obligations, 0.000% - 9.000%, 11/03/16 - 09/20/66, totaling $1,020,000)	1,000,000	1,000,000
Total Repurchase Agreements		4,190,516

	Shares
Other Investment Companies - 7.5%[3]
Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.28%	5,224,317	5,224,317
Total Short-Term Investments (cost $9,414,833)		9,414,833
Total Investments - 107.0% (cost $75,569,859)		74,491,891
Other Assets, less Liabilities - (7.0)%		(4,882,164)
Net Assets - 100.0%		$69,609,727

The accompanying notes are an integral part of these financial statements.

21

Notes to Schedules of Portfolio Investments

The following footnotes should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At October 31, 2016, the approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax were as follow:

Fund	Cost	Appreciation	Depreciation	Net
AMG FQ Tax-Managed U.S. Equity Fund	$62,807,329	$17,506,015	$(949,821)	$16,556,194
AMG FQ U.S. Equity Fund	62,077,605	3,553,628	(3,065,292)	488,336
AMG FQ Global Risk-Balanced Fund	76,621,835	832,005	(2,961,949)	(2,129,944)

*	Non-income producing security.
[1]	Some or all of these securities were out on loan to various brokers as of October 31, 2016, amounting to the following:

Fund	Market Value	% of Net Assets
AMG FQ Tax-Managed U.S. Equity Fund	$3,123,960	4.1%
AMG FQ U.S. Equity Fund	3,552,648	6.1%
AMG FQ Global Risk-Balanced Fund	4,085,992	5.9%

[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[3]	Yield shown represents the October 31, 2016, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[4]	Some or all of these securities were held as collateral for written options as of October 31, 2016, amounting to the following:

Fund	Market Value	% of Net Assets
AMG FQ U.S. Equity Fund	$11,760,144	20.1%
AMG FQ Global Risk-Balanced Fund	15,787,577	22.7%

[5]	Represents yield to maturity at October 31, 2016.
[6]	Some or all of these securities were held as collateral for futures contracts. The market value of collateral at October 31, 2016, amounting to the following:

Fund	Market Value	% of Net Assets
AMG FQ Global Risk-Balanced Fund	$6,994,693	10.1%

The accompanying notes are an integral part of these financial statements.

22

Notes to Schedules of Portfolio Investments (continued)

The following tables summarize the inputs used to value the Funds’ investments by the fair value hierarchy levels as of October 31, 2016:

(See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG FQ Tax-Managed U.S. Equity Fund
Investments in Securities
Common Stocks†	$76,140,400	—	—	$76,140,400
Short-Term Investments
Repurchase Agreements	—	$3,166,612	—	3,166,612
Other Investment Companies	56,511	—	—	56,511

Total Investments in Securities	$76,196,911	$3,166,612	—	$79,363,523

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG FQ U.S. Equity Fund
Investments in Securities
Common Stocks†	$58,193,453	—	—	$58,193,453
Purchased Options	406,560	—	—	406,560
Short-Term Investments
Repurchase Agreements	—	$3,708,932	—	3,708,932
Other Investment Companies	256,996	—	—	256,996

Total Investments in Securities	$58,857,009	$3,708,932	—	$62,565,941

Financial Derivative Instruments-Liabilities††
Equity Contracts	$(364,207)	—	—	$(364,207)

Total Financial Derivative Instruments	$(364,207)	—	—	$(364,207)

The accompanying notes are an integral part of these financial statements.

23

Notes to Schedules of Portfolio Investments (continued)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG FQ Global Risk-Balanced Fund
Investments in Securities
Exchange Traded Funds†††	$42,776,817	—	—	$42,776,817
Exchange Traded Notes†††	7,818,910	—	—	7,818,910
Purchased Options	490,820	—	—	490,820
U.S. Government Obligations	—	$13,990,511	—	13,990,511
Short-Term Investments
Repurchase Agreements	—	4,190,516	—	4,190,516
Other Investment Companies	5,224,317	—	—	5,224,317

Total Investments in Securities	$56,310,864	$18,181,027	—	$74,491,891

Financial Derivative Instruments-Assets††
Equity Contracts	$658,161	—	—	$658,161

Financial Derivative Instruments-Liabilities††
Equity Contracts	$(1,121,531)	—	—	$(1,121,531)
Interest Rate Contracts	(749,868)	—	—	(749,868)

	(1,871,399)	—	—	(1,871,399)

Total Financial Derivative Instruments	$(1,213,238)	—	—	$(1,213,238)

†	All common stocks held in the Funds are Level 1 securities. For a detailed break-out of the common stocks by major industry classification, please refer to the respective Fund’s Schedule of Portfolio Investments.
††	Derivative instruments, such as futures and written options are not reflected in the Schedule of Portfolio Investments. Futures are valued at the unrealized appreciation/depreciation of the instrument and written options are shown at value.
†††	All exchange traded funds and exchange traded notes held in the Fund are level 1 securities. For a detailed listing of these securities, please refer to the respective Fund’s Schedule of Portfolio Investments.

As of October 31, 2016, the Funds had no significant transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.

24

Notes to Schedules of Portfolio Investments (continued)

The following schedule shows the value of derivative instruments at October 31, 2016:

		Asset Derivatives		Liability Derivatives
Fund	Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
AMG FQ U.S. Equity Fund
	Equity contracts	Options purchased[1]	$406,560	Options written	$358,415
	Equity contracts	Receivable for variation margin[2]	—	Payable for variation margin[2]	370

		Totals	$406,560		$358,785

		Asset Derivatives		Liability Derivatives
Fund	Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
AMG FQ Global Risk-Balanced Fund
	Equity contracts	Options purchased[1]	$490,820	Options Written	$447,934
	Equity contracts	Receivable for variation margin[2]	54,183	Payable for variation margin[2]	81,201
	Interest rate contracts	Receivable for variation margin[2]	106,199	Payable for variation margin[2]	—

		Totals	$651,202		$529,135

For the fiscal year ended October 31, 2016, the effect of derivative instruments on the Statement of Operations for the Funds and the amount of realized gain (loss) and unrealized gain (loss) on derivatives recognized in income is as follows:

		Realized Gain (Loss)		Change in Unrealized Gain (Loss)
Fund	Derivatives not accounted for as hedging instruments	Statement of Operations Location	Realized Gain/(Loss)	Statement of Operations Location	Change in Unrealized Gain/(Loss)
AMG FQ U.S. Equity Fund
	Equity contracts	Net realized loss on options purchased[1]	$(3,293,513)	Net change in unrealized appreciation (depreciation) options purchased[1]	$736,070
	Equity contracts	Net realized gain on options written	2,665,015	Net change in unrealized appreciation (depreciation) options written	(221,775)
	Equity contracts	Net realized gain on futures contracts	27,706	Net change in unrealized appreciation (depreciation) of futures contracts	(19,808)

		Totals	$(600,792)		$494,487

The accompanying notes are an integral part of these financial statements.

25

Notes to Schedules of Portfolio Investments (continued)

		Realized Gain (Loss)		Change in Unrealized Gain (Loss)
Fund	Derivatives not accounted for as hedging instruments	Statement of Operations Location	Realized Gain/(Loss)	Statement of Operations Location	Change in Unrealized Gain/(Loss)
AMG FQ Global Risk-Balanced Fund
	Equity contracts	Net realized loss on options purchased[1]	$(1,573,154)	Net change in unrealized appreciation (depreciation) options purchased[1]	$249,650

	Equity contracts	Net realized gain on options written	1,830,342	Net change in unrealized appreciation (depreciation) options written	69,375
	Equity contracts	Net realized gain on futures contracts	1,045,726	Net change in unrealized appreciation (depreciation) of futures contracts	(1,014,427)

	Interest rate contracts	Net realized gain on futures contracts	4,354,928	Net change in unrealized appreciation (depreciation) of futures contracts	(761,106)

		Totals	$5,657,842		$(1,456,508)

[1]	Options purchased are included in Investments at value on the Statement of Assets and Liabilities. Net realized gain (loss) on options purchased and net change in unrealized appreciation (depreciation) on options purchased are included in the net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) of investments, respectively, on the Statement of Operations.
[2]	Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/(depreciation) for AMG FQ U.S. Equity Fund and AMG FQ Global Risk-Balanced Fund of $(5,792) and $(765,304), respectively, as reported in the Notes to Schedules of Portfolio Investments.

At October 31, 2016, the following Funds had open written options:

(See Note 9 in the Notes to Financial Statements.)

AMG FQ U.S. Equity Fund - Written Option Contracts

Description	Strike Price	Expiration Date	Number of Contracts	Premium	Unrealized Gain/(Loss)
S&P 500 Index (Call)	2,260	01/20/17	94	$46,859	$3,149
S&P 500 Index (Call)	2,265	12/16/16	95	59,707	48,877
S&P 500 Index (Call)	2,300	11/18/16	17	8,135	7,965
S&P 500 Index (Call)	2,310	11/18/16	72	28,692	28,332
S&P 500 Index (Put)	1,925	12/16/16	95	213,607	129,532
S&P 500 Index (Put)	1,940	01/20/17	94	164,359	(17,531)
S&P 500 Index (Put)	1,970	11/18/16	89	142,267	104,887

			Totals	$663,626	$305,211

AMG FQ Global Risk-Balanced Fund - Written Option Contracts

Description	Strike Price	Expiration Date	Number of Contracts	Premium	Unrealized Gain/(Loss)
EURO STOXX 50 (Call)	3,150	11/18/16	20	$4,264	$1,476
EURO STOXX 50 (Call)	3,175	11/18/16	121	21,507	11,412
EURO STOXX 50 (Call)	3,250	12/16/16	11	1,768	283
EURO STOXX 50 (Call)	3,275	12/16/16	20	4,688	2,800

The accompanying notes are an integral part of these financial statements.

26

Notes to Schedules of Portfolio Investments (continued)

Description	Strike Price	Expiration Date	Number of Contracts	Premium	Unrealized Gain/(Loss)
EURO STOXX 50 (Call)	3,300	12/16/16	111	$36,242	$29,053
EURO STOXX 50 (Call)	3,375	03/17/17	22	6,863	560
EURO STOXX 50 (Call)	3,400	03/17/17	120	31,592	2,743
EURO STOXX 50 (Put)	2,350	12/16/16	20	16,332	15,871
EURO STOXX 50 (Put)	2,400	03/17/17	11	3,497	865
EURO STOXX 50 (Put)	2,500	11/18/16	42	6,579	6,487
EURO STOXX 50 (Put)	2,500	12/16/16	91	44,730	39,835
EURO STOXX 50 (Put)	2,500	03/17/17	131	40,160	(2,407)
EURO STOXX 50 (Put)	2,525	11/18/16	20	3,572	3,506
EURO STOXX 50 (Put)	2,550	11/18/16	63	11,181	10,904
EURO STOXX 50 (Put)	2,625	12/16/16	10	1,963	920
S&P 500 Index (Call)	2,260	12/16/16	24	9,069	5,973
S&P 500 Index (Call)	2,260	01/20/17	83	41,325	2,730
S&P 500 Index (Call)	2,265	12/16/16	65	40,813	33,403
S&P 500 Index (Call)	2,300	11/18/16	11	5,257	5,147
S&P 500 Index (Call)	2,310	11/18/16	66	27,971	27,641
S&P 500 Index (Call)	2,320	11/18/16	18	7,162	7,072
S&P 500 Index (Put)	1,925	12/16/16	65	146,113	88,588
S&P 500 Index (Put)	1,940	01/20/17	83	145,075	(15,530)
S&P 500 Index (Put)	1,950	12/16/16	24	26,109	573
S&P 500 Index (Put)	1,970	11/18/16	58	92,678	68,318
S&P 500 Index (Put)	1,980	11/18/16	37	66,522	46,875

			Totals	$843,032	$395,098

The accompanying notes are an integral part of these financial statements.

27

Notes to Schedules of Portfolio Investments (continued)

Transactions in written put and call options for the fiscal year ended October 31, 2016, were as follows: (See Note 9 in the Notes to Financial Statements.)

AMG FQ U.S. Equity Fund

	Number of Contracts	Amount of Premiums
Options outstanding at October 31, 2015	656	$1,237,316
Options written	2,422	3,526,187
Options exercised/expired/closed	(2,522)	(4,099,877)

Options outstanding at October 31, 2016	556	$663,626

AMG FQ Global Risk-Balanced Fund

	Number of Contracts	Amount of Premiums
Options outstanding at October 31, 2015	708	$732,261
Options written	3,946	2,541,095
Options exercised/expired/closed	(3,307)	(2,430,324)

Options outstanding at October 31, 2016	1,347	$843,032

All futures contracts are exchange traded unless otherwise noted. At October 31, 2016, the following Funds had open futures contracts:

(See Note 8 in the Notes to Financial Statements.)

AMG FQ U.S. Equity Fund - Futures Contracts

	Number of		Expiration	Unrealized
Type	Contracts	Position	Date	Loss
S&P 500 E-Mini FUT Index	2	Long	12/16/16	$(5,792)

The accompanying notes are an integral part of these financial statements.

28

Notes to Schedules of Portfolio Investments (continued)

AMG FQ Global Risk-Balanced Fund - Futures Contracts

Type	Currency	Number of Contracts	Position	Expiration Date	Unrealized Gain/(Loss)
Australia 10-Year Bond	AUD	47	Long	12/16/16	$(95,963)
Australian SPI 200 Index	AUD	41	Long	12/16/16	57,486
Canadian 10-Year Bond	CAD	43	Long	12/30/16	(56,825)
E-Mini MSCI Index	USD	184	Long	12/16/16	(191,133)
EURO STOXX 50	EUR	317	Long	12/16/16 to 03/17/17	275,131
FTSE 100 Index	GBP	33	Long	12/19/16	94,905
Hang Seng Index	HKD	14	Long	11/30/16	(57,191)
Russell 2000 Mini Index	USD	80	Long	12/16/16	(330,703)
S&P 500 E-Mini FUT Index	USD	34	Long	12/16/16	(94,570)
S&P/TSX 60 Index	CAD	28	Long	12/16/16	108,421
TOPIX Index	JPY	23	Long	12/09/16	122,218
U.K. 10-Year Gilt	GBP	40	Long	12/30/16	(259,782)
U.S. Treasury Long Bond	USD	49	Long	12/30/16	(337,298)

				Total	$(765,304)

INVESTMENT DEFINITIONS AND ABBREVIATIONS:

REIT:	Real Estate Investment Trust
TIPS:	Treasury Inflation-Protected Securities
SPDR:	Standard & Poor’s Depositary Receipt
PLC:	Public Limited Company

CURRENCY ABBREVIATIONS:

AUD:	Australian Dollar	HKD:	Hong Kong Dollar
CAD:	Canadian Dollar	JPY:	Japanese Yen
EUR:	Euro	USD:	U.S. Dollar
GBP:	British Pound

The accompanying notes are an integral part of these financial statements.

29

Statement of Assets and Liabilities

October 31, 2016

	AMG FQ Tax-Managed U.S. Equity Fund#	AMG FQ U.S. Equity Fund#	AMG FQ Global Risk-Balanced Fund#
Assets:
Investments at value* (including securities on loan valued at $3,123,960, $3,552,648 and $4,085,992, respectively)	$79,363,523	$62,565,941	$74,491,891
Cash collateral for financial derivative instruments	—	77,000	—
Receivable for Fund shares sold	27,504	22,396	33,193
Dividends, interest and other receivables	52,186	37,470	4,304
Receivable for variation margin on futures contracts	—	—	160,382
Receivable for investments sold	1,727,645	—	71,372
Receivable from affiliate	13,959	16,885	7,640
Prepaid expenses	17,771	16,670	17,288
Total assets	81,202,588	62,736,362	74,786,070
Liabilities:
Payable upon return of securities loaned	3,166,612	3,708,932	4,190,516
Payable for Fund shares repurchased	132,587	95,257	351,602
Written options (premiums received $0, $663,626 and $843,032, respectively)	—	358,415	447,934
Payable for variation margin on futures contracts	—	370	81,201
Payable for investments purchased	1,401,652	—	—
Accrued expenses:
Investment advisory and management fees	46,370	17,708	35,708
Administrative fees	9,936	7,589	8,927
Shareholder servicing fees - Class N	—	2,147	826
Shareholder servicing fees - Class I	—	454	788
Distribution fees - Class N	4,980	5,369	826
Trustees fees and expenses	1,742	1,316	1,434
Other	59,483	72,587	56,581
Total liabilities	4,823,362	4,270,144	5,176,343
Net Assets	$76,379,226	$58,466,218	$69,609,727
* Investments at cost	$62,799,106	$62,068,414	$75,569,859

# Effective October 1, 2016, the Fund’s share classes were renamed as described in Note 1 of the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

30

Statement of Assets and Liabilities (continued)

	AMG FQ Tax-Managed U.S. Equity Fund#	AMG FQ U.S. Equity Fund#	AMG FQ Global Risk-Balanced Fund#
Net Assets Represent:
Paid-in capital	$69,214,696	$54,922,665	$82,186,794
Undistributed net investment income	814,807	13,523	879,291
Accumulated net realized gain (loss) from investments, options, futures and foreign currency transactions	(10,214,694)	2,733,084	(12,007,575)
Net unrealized appreciation (depreciation) of investments, options, futures and foreign currency translations	16,564,417	796,946	(1,448,783)
Net Assets	$76,379,226	$58,466,218	$69,609,727
Class N:
Net Assets	$22,885,260	$24,751,556	$3,725,499
Shares outstanding	949,237	1,599,259	268,250
Net asset value, offering and redemption price per share	$24.11	$15.48	$13.89
Class I:
Net Assets	$53,493,966	$33,714,662	$7,214,702
Shares outstanding	2,216,237	2,180,029	516,598
Net asset value, offering and redemption price per share	$24.14	$15.47	$13.97
Class Z:
Net Assets	n/a	n/a	$58,669,526
Shares outstanding	n/a	n/a	4,191,211
Net asset value, offering and redemption price per share	n/a	n/a	$14.00

# Effective October 1, 2016, the Fund’s share classes were renamed as described in Note 1 of the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

31

Statement of Operations

For the fiscal year ended October 31, 2016

	AMG FQ Tax-Managed U.S. Equity Fund#	AMG FQ U.S. Equity Fund#	AMG FQ Global Risk-Balanced Fund#
Investment Income:
Dividend income	$1,704,350 [1]	$1,172,658	$715,625
Interest income	—	—	40,025
Securities lending income	26,804	22,228	22,860
Foreign withholding tax	(659)	(1,516)	—
Total investment income	1,730,495	1,193,370	778,510
Expenses:
Investment advisory and management fees	697,857	216,535	377,935
Administrative fees	9,937	149,608	151,522
Distribution fees - Class N	68,341	67,118	5,430
Shareholder servicing fees - Class N	—	2,147	5,430
Shareholder servicing fees - Class I	—	454	1,765
Professional fees	34,903	39,696	42,957
Registration fees	29,814	26,915	36,914
Transfer agent	23,302	30,287	12,317
Reports to shareholders	26,751	24,346	20,795
Custodian	11,147	12,710	9,536
Trustees fees and expenses	5,764	4,406	4,358
Miscellaneous	2,849	2,451	3,118
Expense repayments	—	4,133	—
Total expenses before offsets	910,665	580,806	672,077
Expense waiver	—	—	(3,232)
Expense reimbursements	(100,980)	(22,232)	(98,848)
Net expenses	809,685	558,574	569,997
Net investment income	920,810	634,796	208,513
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	23,135	(374,859)	(3,782,906)
Net realized gain on futures contracts	—	27,706	5,400,654
Net realized gain on foreign currency transactions	—	—	27,645
Net realized gain on written options	—	2,665,015	1,830,342
Net change in unrealized appreciation (depreciation) of investments	(2,143,132)	(3,358,602)	3,262,516
Net change in unrealized appreciation (depreciation) of futures contracts	—	(19,808)	(1,775,533)
Net change in unrealized appreciation (depreciation) on foreign currency translations	—	—	1,412
Net change in unrealized appreciation (depreciation) on written options	—	(221,775)	69,375
Net realized and unrealized gain (loss)	(2,119,997)	(1,282,323)	5,033,505
Net increase (decrease) in net assets resulting from operations	$(1,199,187)	$(647,527)	$5,242,018

# Effective October 1, 2016, the Fund’s share classes were renamed as described in Note 1 of the Notes to the Financial Statements.

1 Includes non-recurring dividends of $389,794.

The accompanying notes are an integral part of these financial statements.

32

Statements of Changes in Net Assets

For the fiscal years ended October 31,

	AMG FQ Tax-Managed U.S. Equity Fund#		AMG FQ U.S. Equity Fund#
	2016	2015	2016	2015
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income	$920,810	$441,549	$634,796	$774,508
Net realized gain on investments, options and futures	23,135	4,093,681	2,317,862	6,969,803
Net change in unrealized appreciation (depreciation) of investments, options and futures	(2,143,132)	(1,962,556)	(3,600,185)	(6,339,935)
Net increase (decrease) in net assets resulting from operations	(1,199,187)	2,572,674	(647,527)	1,404,376
Distributions to Shareholders:
From net investment income:
Class N	(148,253)	(33,326)	(248,039)	(235,901)
Class I	(336,302)	(210,340)	(409,856)	(526,958)
From net realized gain on investments:
Class N	—	—	(2,699,898)	—
Class I	—	—	(3,363,341)	—
Total distributions to shareholders	(484,555)	(243,666)	(6,721,134)	(762,859)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	(3,254,835)	15,762,306	(1,521,111)	(852,147)
Total increase (decrease) in net assets	(4,938,577)	18,091,314	(8,889,772)	(210,630)
Net Assets:
Beginning of year	81,317,803	63,226,489	67,355,990	67,566,620
End of year	$76,379,226	$81,317,803	$58,466,218	$67,355,990
End of year undistributed net investment income	$814,807	$377,115	$13,523	$28,564

# Effective October 1, 2016, the Fund’s share classes were renamed as described in Note 1 of the Notes to the Financial Statements.

1 See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

33

Statements of Changes in Net Assets (continued)

For the fiscal years ended October 31,

	AMG FQ Global
	Risk-Balanced Fund#
	2016	2015
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income	$208,513	$641,055
Net realized gain (loss) on investments, futures, options and foreign currency transactions	3,475,735	(3,036,264)
Net change in unrealized appreciation (depreciation) of investments, futures, options and foreign currency translations	1,557,770	(370,504)
Net increase (decrease) in net assets resulting from operations	5,242,018	(2,765,713)
Distributions to Shareholders:
From net investment income:
Class N	(23,635)	(48,688)
Class I	(30,201)	(73,547)
Class Z	(1,217,012)	(2,216,938)
Total distributions to shareholders	(1,270,848)	(2,339,173)
Capital Share Transactions:[1]
Net decrease from capital share transactions	(1,582,210)	(5,876,865)
Total increase (decrease) in net assets	2,388,960	(10,981,751)
Net Assets:
Beginning of year	67,220,767	78,202,518
End of year	$69,609,727	$67,220,767
End of year undistributed net investment income	$879,291	$1,291,299

# Effective October 1, 2016, the Fund’s share classes were renamed as described in Note 1 of the Notes to the Financial Statements.

1 See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

34

AMG FQ Tax-Managed U.S. Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class N	2016*	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$24.42	$23.58	$20.02	$15.37	$13.63
Income (Loss) from Investment Operations:
Net investment income[1,2]	0.22 [12]	0.08 [4]	0.03	0.06 [5]	0.05 [6]
Net realized and unrealized gain (loss) on investments	(0.43)	0.81	3.55	4.71	1.69
Total income from investment operations	(0.21)	0.89	3.58	4.77	1.74
Less Distributions to Shareholders from:
Net investment income	(0.10)	(0.05)	(0.02)	(0.12)	—
Net Asset Value, End of Year	$24.11	$24.42	$23.58	$20.02	$15.37
Total Return[2]	(0.86)%	3.79%	17.91%	31.31%	12.77%
Ratio of net expenses to average net assets (with offsets/reductions)	1.14%	1.20%	1.24%	1.26%[7]	1.24%
Ratio of expenses to average net assets (with offsets)	1.14%	1.20%	1.24%	1.26%[7]	1.24%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.26%	1.27%	1.29%	1.35%[7]	1.39%
Ratio of net investment income (loss) to average net assets[2]	0.93%	0.34%	0.13%	0.35%[7]	0.35%
Portfolio turnover	102%	62%	45%	49%	36%
Net assets at end of year (000’s omitted)	$22,885	$24,825	$12,541	$6,324	$3,026

	For the fiscal years ended October 31,
Class I	2016*	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$24.42	$23.56	$19.99	$15.33	$13.58
Income (Loss) from Investment Operations:
Net investment income[1,2]	0.28 [12]	0.17 [4]	0.09	0.11 [5]	0.09 [6]
Net realized and unrealized gain (loss) on investments	(0.43)	0.78	3.54	4.70	1.67
Total income from investment operations	(0.15)	0.95	3.63	4.81	1.76
Less Distributions to Shareholders from:
Net investment income	(0.13)	(0.09)	(0.06)	(0.15)	(0.01)
Net Asset Value, End of Year	$24.14	$24.42	$23.56	$19.99	$15.33
Total Return[2]	(0.59)%	4.03%	18.22%[8]	31.65%[8]	13.00%
Ratio of net expenses to average net assets (with offsets/reductions)	0.89%	0.96%	0.99%	1.01%[7]	0.99%
Ratio of expenses to average net assets (with offsets)	0.89%	0.96%	0.99%	1.01%[7]	0.99%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.01%	1.03%	1.04%	1.10%[7]	1.14%
Ratio of net investment income to average net assets[2]	1.19%	0.68%	0.40%	0.62%[7]	0.60%
Portfolio turnover	102%	62%	45%	49%	36%
Net assets at end of year (000’s omitted)	$53,494	$56,493	$50,686	$43,207	$36,884

35

AMG FQ U.S. Equity Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class N	2016*	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$17.38	$17.20	$15.23	$12.29	$11.30
Income (Loss) from Investment Operations:
Net investment income[1,2]	0.14	0.16 [4]	0.14	0.19 [5]	0.22
Net realized and unrealized gain (loss) on investments	(0.31)	0.17	1.95	2.94	1.07
Total income from investment operations	(0.17)	0.33	2.09	3.13	1.29
Less Distributions to Shareholders from:
Net investment income	(0.15)	(0.15)	(0.12)	(0.19)	(0.30)
Net realized gain on investments	(1.58)	—	—	—	—
Total distributions to shareholders	(1.73)	(0.15)	(0.12)	(0.19)	(0.30)
Net Asset Value, End of Year	$15.48	$17.38	$17.20	$15.23	$12.29
Total Return[2]	(0.98)%	1.90%	13.76%	25.66%	11.50%
Ratio of net expenses to average net assets (with offsets/reductions)	1.05%	1.04%	1.04%	1.06%[9]	1.04%
Ratio of expenses to average net assets (with offsets)	1.05%	1.04%	1.04%	1.06%[9]	1.04%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.08%	1.05%	1.05%	1.10%[9]	1.15%
Ratio of net investment income to average net assets[2]	0.88%	0.93%	0.88%	1.37%[9]	1.84%
Portfolio turnover	178%	139%	87%	91%	132%
Net assets at end of year (000’s omitted)	$24,752	$30,043	$25,931	$23,103	$12,764

	For the fiscal years ended October 31,
Class I	2016*	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$17.37	$17.22	$15.27	$12.34	$11.38
Income (Loss) from Investment Operations:
Net investment income[1,2]	0.18	0.21 [4]	0.18	0.24 [5]	0.25
Net realized and unrealized gain (loss) on investments	(0.31)	0.16	1.96	2.93	1.07
Total income from investment operations	(0.13)	0.37	2.14	3.17	1.32
Less Distributions to Shareholders from:
Net investment income	(0.19)	(0.22)	(0.19)	(0.24)	(0.36)
Net realized gain on investments	(1.58)	—	—	—	—
Total distributions to shareholders	(1.77)	(0.22)	(0.19)	(0.24)	(0.36)
Net Asset Value, End of Year	$15.47	$17.37	$17.22	$15.27	$12.34
Total Return[2]	(0.73)%	2.16%	14.05%	26.00%	11.78%
Ratio of net expenses to average net assets (with offsets/reductions)	0.79%	0.79%	0.79%	0.81%[9]	0.79%
Ratio of expenses to average net assets (with offsets)	0.79%	0.79%	0.79%	0.81%[9]	0.79%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.82%	0.79%	0.80%	0.85%[9]	0.90%
Ratio of net investment income to average net assets[2]	1.14%	1.22%	1.13%	1.73%[9]	2.09%
Portfolio turnover	178%	139%	87%	91%	132%
Net assets at end of year (000’s omitted)	$33,715	$37,313	$41,636	$37,960	$34,231

36

AMG FQ Global Risk-Balanced Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class N	2016*	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$12.93	$13.84	$13.14	$13.36	$12.80
Income (Loss) from Investment Operations:
Net investment income (loss)[1,2]	(0.02)	0.05	0.17	0.03	(0.04)
Net realized and unrealized gain (loss) on investments	1.16	(0.64)	0.53	0.13	1.11
Total income (loss) from investment operations	1.14	(0.59)	0.70	0.16	1.07
Less Distributions to Shareholders from:
Net investment income	(0.18)	(0.32)	—	(0.38)[10]	(0.51)[10]
Net Asset Value, End of Year	$13.89	$12.93	$13.84	$13.14	$13.36
Total Return[2]	8.97%	(4.31)%	5.33%	1.16%	8.67%[8]
Ratio of net expenses to average net assets (with offsets/reductions)	1.39%	1.38%	1.38%	1.41%[11]	1.44%
Ratio of expenses to average net assets (with offsets)	1.39%	1.38%	1.38%	1.41%[11]	1.44%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.55%	1.51%	1.52%	1.55%[11]	1.50%
Ratio of net investment income (loss) to average net assets[2]	(0.15)%	0.36%	1.30%	0.25%[11]	(0.32)%
Portfolio turnover	71%	55%	5%	36%	43%
Net assets at end of year (000’s omitted)	$3,725	$2,083	$2,228	$5,520	$13,043

	For the fiscal years ended October 31,
Class I	2016*	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$13.02	$13.98	$13.21	$13.44	$12.86
Income (Loss) from Investment Operations:
Net investment income (loss)[1,2]	(0.01)	0.11	0.23	0.08	(0.02)
Net realized and unrealized gain (loss) on investments	1.21	(0.65)	0.54	0.14	1.15
Total income (loss) from investment operations	1.20	(0.54)	0.77	0.22	1.13
Less Distributions to Shareholders from:
Net investment income	(0.25)	(0.42)	—	(0.45)[10]	(0.55)[10]
Net Asset Value, End of Year	$13.97	$13.02	$13.98	$13.21	$13.44
Total Return[2]	9.43%	(3.98)%	5.83%	1.61%	9.11%
Ratio of net expenses to average net assets (with offsets/reductions)	0.99%	0.98%	0.96%	0.99%[11]	0.99%
Ratio of expenses to average net assets (with offsets)	0.99%	0.98%	0.96%	0.99%[11]	0.99%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.15%	1.11%	1.10%	1.13%[11]	1.08%
Ratio of net investment income (loss) to average net assets[2]	0.25%	0.83%	1.72%	0.63%[11]	(0.14)%
Portfolio turnover	71%	55%	5%	36%	43%
Net assets at end of year (000’s omitted)	$7,215	$1,652	$2,537	$5,844	$11,738

37

AMG FQ Global Risk-Balanced Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class Z	2016*	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$13.05	$14.02	$13.23	$13.47	$12.88
Income (Loss) from Investment Operations:
Net investment income[1,2]	0.05	0.12	0.24	0.10	0.03
Net realized and unrealized gain (loss) on investments	1.16	(0.66)	0.55	0.12	1.12
Total income (loss) from investment operations	1.21	(0.54)	0.79	0.22	1.15
Less Distributions to Shareholders from:
Net investment income	(0.26)	(0.43)	—	(0.46)[10]	(0.56)[10]
Net Asset Value, End of Year	$14.00	$13.05	$14.02	$13.23	$13.47
Total Return[2]	9.55%	(3.92)%	5.97%	1.61%	9.29%
Ratio of net expenses to average net assets (with offsets/reductions)	0.89%	0.88%	0.88%	0.91%[11]	0.94%
Ratio of expenses to average net assets (with offsets)	0.89%	0.88%	0.88%	0.91%[11]	0.94%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.05%	1.01%	1.02%	1.05%[11]	1.00%
Ratio of net investment income to average net assets[2]	0.36%	0.88%	1.76%	0.75%[11]	0.20%
Portfolio turnover	71%	55%	5%	36%	43%
Net assets at end of year (000’s omitted)	$58,670	$63,485	$73,437	$88,419	$99,173

Notes to Financial Highlights

*	Effective October 1, 2016, the Investor Class and Institutional Class of AMG FQ Tax- Managed U.S. Equity Fund and AMG FQ U.S. Equity Fund were renamed Class N and Class I, respectively, and the Investor Class, Service Class and Institutional Class of AMG FQ Global Risk-Balanced Fund were renamed Class N, Class I and Class Z, respectively.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income would have been lower had certain expenses not been offset.
[3]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Notes 1(c) and 2 in the Notes to Financial Statements.)
[4]	Includes non-recurring dividends. Without these dividends, net investment income per class would have been $0.00 and $0.09 for AMG FQ Tax-Managed U.S. Equity Fund’s Class N and Class I, respectively, and $0.11 and $0.16 for AMG FQ U.S. Equity Fund’s Class N and Class I, respectively.
[5]	Includes non-recurring dividends. Without these dividends, net investment income per class would have been $0.00 and $0.05 for AMG FQ Tax-Managed U.S. Equity Fund’s Class N and Class I, respectively, and $0.16 and $0.21 for AMG FQ U.S. Equity Fund’s Class N and Class I, respectively.
[6]	Includes non-recurring dividends. Without these dividends, net investment income per class would have been $0.01, and $0.05 for AMG FQ Tax-Managed U.S. Equity Fund’s Class N and Class I, respectively.
[7]	Includes non-routine extraordinary expenses amounting to 0.025% and 0.024% of average net assets for the Class N and Class I, respectively.
[8]	The total return is based on the Financial Statement Net Asset Values as shown above.
[9]	Includes non-routine extraordinary expenses amounting to 0.022% and 0.023% of average net assets for the Class N, and Class I, respectively.
[10]	The per share income distribution shown for the Class N, Class I and Class Z represents income derived primarily from foreign currency gains. (See Note 1(i) in the Notes to Financial Statements.)
[11]	Includes non-routine extraordinary expenses amounting to 0.026%, 0.023% and 0.026% of average net assets for the Class N, Class I and Class Z, respectively.
[12]	Includes non-recurring dividends. Without these dividends, net investment income per class would have been $0.11, and $0.17 for AMG FQ Tax-Managed U.S. Equity Fund’s Class N and Class I, respectively.

38

Notes to Financial Statements

October 31, 2016

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds I (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are: AMG FQ Tax-Managed U.S. Equity Fund (“Tax-Managed”), AMG FQ U.S. Equity Fund (“U.S. Equity”) and AMG FQ Global Risk-Balanced Fund (“Global Risk-Balanced”), each a “Fund” and collectively, the “Funds.”

Effective October 1, 2016, the Investor Class and Institutional Class of Tax-Managed and U.S. Equity were renamed Class N and Class I, respectively, and the Investor Class, Service Class and Institutional Class of Global Risk-Balanced were renamed Class N, Class I and Class Z, respectively.

Tax-Managed and U.S. Equity each offer two classes of shares: Class N and Class I. Global Risk-Balanced offers three classes of shares: Class N, Class I and Class Z. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities, including option contracts, traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated bid price or the mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

39

Notes to Financial Statements (continued)

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, option contracts)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact as soon as the Trust becomes aware of the ex-dividend date. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Upon notification from issuers, distributions received from a real estate investment trust (“REIT”) may be redesignated as a reduction of cost of investments and/or realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds family”) and other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Funds’ prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are due to foreign currency transactions, and partnership investments. Temporary differences are due to wash sales, mark-to-market of open futures and option contracts, and partnership investments.

40

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended October 31, 2016 and October 31, 2015 were as follows:

	Tax-Managed		U.S. Equity		Global Risk-Balanced
Distributions paid from:	2016	2015	2016	2015	2016	2015
Ordinary income	$484,555	$243,666	$657,895	$762,859	$1,270,848	$2,339,173
Short-term capital gains	—	—	—	—	—	—
Long-term capital gains	—	—	6,063,239	—	—	—
Totals	$484,555	$243,666	$6,721,134	$762,859	$1,270,848	$2,339,173

As of October 31, 2016, the components of distributable earnings (excluding unrealized appreciation/depreciation) on tax basis consisted of:

	Tax-Managed	U.S. Equity	Global Risk-Balanced
Capital loss carryforward	$10,206,471	—	$11,717,077
Late-year loss deferral	—	—	—
Undistributed ordinary income	814,807	$26,388	851,549
Undistributed short-term capital gains	—	521,712	—
Undistributed long-term capital gains	—	2,258,616	—

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of October 31, 2016, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred in taxable years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010, may be carried forward for an unlimited time period. Such losses will be required to be utilized prior to any loss carryovers incurred in pre-enactment taxable years, which generally expire eight years following the close of the taxable year in which they were incurred. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward retain their tax character as either short-term or long-term capital losses, unlike pre-enactment losses which are considered all short-term.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of October 31, 2016, the following Funds had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains, if any, through the expiration dates listed or in the case of post-enactment losses, for an unlimited time period.

	Capital Loss Carryover Amounts		Expires October 31,
Fund	Short-Term	Long-Term
Tax-Managed
(Pre-Enactment)	$10,206,471	—	2017
U.S. Equity
(Pre-Enactment)	—	—	n/a
Global Risk-Balanced
(Pre-Enactment)	$10,671,887	—	2017
(Post-Enactment)	—	$1,045,190	n/a

For the fiscal year ended October 31, 2016, the following Funds utilized capital loss carryovers in the amount of:

	Capital Loss Carryover Utilized
	Short-Term	Long-Term
Tax-Managed	$30,381	—
U.S. Equity	—	—
Global Risk-Balanced	149,153	$2,287,647

As of October 31, 2016, U.S. Equity had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Fund incur net capital losses for the fiscal year ended October 31, 2017, such amounts may be used to offset future realized capital gains, for an unlimited time period.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation.

41

Notes to Financial Statements (continued)

For the fiscal years ended October 31, 2016 and 2015, the capital stock transactions by class for the Funds were as follows:

	Tax-Managed				U.S. Equity
	2016		2015		2016		2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	773,683	$18,647,674	693,423	$17,092,257	170,424	$2,644,172	498,352	$8,731,848
Reinvestment of distributions	4,973	118,866	1,135	27,945	187,889	2,929,401	13,423	233,187
Cost of shares repurchased	(846,136)	(19,908,285)	(209,624)	(5,179,546)	(487,422)	(7,577,438)	(291,154)	(5,088,974)

Net increase (decrease)	(67,480)	$(1,141,745)	484,934	$11,940,656	(129,109)	$(2,003,865)	220,621	$3,876,061

Class I:
Proceeds from sale of shares	453,344	$10,888,592	530,640	$12,897,236	12,902	$200,919	201,315	$3,551,191
Reinvestment of distributions	13,960	333,366	8,250	202,788	240,195	3,739,009	29,742	518,265
Cost of shares repurchased	(564,521)	(13,335,048)	(376,621)	(9,278,374)	(221,153)	(3,457,174)	(501,422)	(8,797,664)

Net increase (decrease)	(97,217)	$(2,113,090)	162,269	$3,821,650	31,944	$482,754	(270,365)	$(4,728,208)

	Global Risk-Balanced
	2016		2015
	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	210,314	$2,989,647	39,445	$546,703
Reinvestment of distributions	1,905	23,635	3,650	48,688
Cost of shares repurchased	(105,117)	(1,408,008)	(42,903)	(585,471)

Net increase	107,102	$1,605,274	192	$9,920

Class I:
Proceeds from sale of shares	479,120	$6,822,060	16,552	$228,703
Reinvestment of distributions	2,428	30,202	5,497	73,547
Cost of shares repurchased	(91,854)	(1,209,004)	(76,679)	(1,022,616)

Net increase (decrease)	389,694	$5,643,258	(54,630)	$(720,366)

Class Z:
Proceeds from sale of shares	77,330	$1,039,167	132,355	$1,829,715
Reinvestment of distributions	95,727	1,192,757	162,499	2,179,110
Cost of shares repurchased	(845,740)	(11,062,666)	(670,555)	(9,175,244)

Net decrease	(672,683)	$(8,830,742)	(375,701)	$(5,166,419)

At October 31, 2016, certain unaffiliated shareholders of record, including omnibus accounts, individually or collectively held greater than 10% of the net assets of the Funds as follows: Tax-Managed—one owns 22%. Transactions by these shareholders may have a material impact on their respective Fund.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements for temporary cash management purposes provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

Additionally, the Funds may enter into joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”), provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the joint repurchase

42

Notes to Financial Statements (continued)

agreement during the term of the agreement. The Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for joint repurchase agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM.

At October 31, 2016, the market value of repurchase agreements or joint repurchase agreements outstanding for Tax-Managed, U.S. Equity and Global Risk-Balanced were $3,166,612, $3,708,932 and $4,190,516, respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

j. FOREIGN SECURITIES

Global Risk-Balanced invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, and would pay such foreign taxes at the appropriate rate for each jurisdiction.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolios are managed by First Quadrant, L.P. (“First Quadrant”), who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in First Quadrant.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. Effective October 1, 2016, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Tax-Managed	0.70%
U.S. Equity	0.35%
Global Risk-Balanced	0.60%

Prior to October 1, 2016, the annual rate for the investment management fees was 0.85%, 0.35% and 0.60% of each Fund’s average daily net assets of Tax-Managed, U.S. Equity and Global Risk-Balanced, respectively.

The Investment Manager has contractually agreed, through at least March 1, 2017, to waive management fees and/or reimburse Fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of Tax-Managed, U.S. Equity and Global Risk-Balanced to 0.89%, 0.79% and 0.89%, respectively, of each Fund’s average daily net assets subject to later reimbursement by the Funds in certain circumstances. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund. Effective July 1, 2015, the expense limitation for Tax-Managed was reduced to 0.89% from 0.99%.

Each Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and respective expense reimbursements in any such future year to exceed that Funds’ respective contractual expense limitation amount.

43

Notes to Financial Statements (continued)

For the fiscal year ended October 31, 2016, each Fund’s expiration of reimbursement is as follows:

Expiration Period	Tax-Managed	U.S. Equity	Global Risk-Balanced
Less than 1 year	$27,397	$8,387	$112,132
Within 2 years	53,538	17,015	94,113
Within 3 years	100,980	22,232	98,848

Total Amount Subject to Reimbursement	$181,915	$47,634	$305,093

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments each Fund may have made in the JPMorgan Liquid Assets Money Market Fund and JPMorgan U.S. Government Money Market Fund, Capital Shares. For the fiscal year ended October 31, 2016, the investment management fee for Global Risk-Balanced was reduced by $3,232 or less than 0.01%.

Each Fund has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Fund’s operations, including administration and shareholder services to the Fund as further described in each Fund’s prospectus. Effective October 1, 2016, each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service. Prior to October 1, 2016, U.S Equity and Global Risk-Balanced paid an administration fee under a similar contract at an annual rate of 0.25% of the Fund’s average daily net assets while Tax-Managed did not pay an administration fee.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Class N shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each such class of Fund’s shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor of 0.25% annually of each Fund’s average daily net assets attributable to the Class N shares.

For U.S. Equity and Global Risk-Balanced Class N and Class I, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended October 31, 2016 were as follows:

Fund	Maximum Amount Approved	Actual Amount Incurred
U.S. Equity*
Class N	0.10%	0.01%
Class I	0.10%	0.00%
Global Risk-Balanced
Class N	0.25%	0.25%
Class I**	0.25%	0.11%

*	Prior to October 1, 2016, the Fund did not incur shareholder servicing fees.
**	Effective October 1, 2016, the maximum annual rate was decreased to 0.15% from 0.25%.

The Board provides supervision of the affairs of the Trust, other trusts within the AMG Funds family and other affiliated funds. The Trustees of the Trust who are not affiliated with an Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission has granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended October 31, 2016, the following Funds either borrowed from or lent to other Funds in the AMG Funds family: Global Risk-Balanced lent varying amounts not exceeding $2,091,295 for six days earning interest of $259. The interest income amount is included in the Statement of Operations as interest income. Tax-Managed borrowed varying amounts not exceeding $2,684,066, for four days paying interest of $169, and U.S. Equity borrowed $2,056,432 for one day paying interest of $52. The interest amount

44

Notes to Financial Statements (continued)

is included in the Statement of Operations as miscellaneous expense. At October 31, 2016, the Funds had no loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended October 31, 2016, were as follows:

	Long-Term Securities
Fund	Purchases	Sales
Tax-Managed	$83,948,795	$84,578,028
U.S. Equity	110,339,351	118,485,699
Global Risk-Balanced	38,990,059	28,092,496

The Funds had no purchases or sales of U.S Government Obligations during the fiscal year ended October 31, 2016.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

At October 31, 2016, the value of the securities loaned and cash collateral received, were as follows:

Fund	Securities Loaned	Cash Collateral Received
Tax-Managed	$3,123,960	$3,166,612
U.S. Equity	3,552,648	3,708,932
Global Risk-Balanced	4,085,992	4,190,516

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. FORWARD COMMITMENTS

Certain transactions, such as futures and forward transactions may have a similar effect on the Fund’s net asset value as if the Fund had created a degree of leverage in its portfolio. However, if a Fund enters into such a transaction, the Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

7. DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why certain Funds use derivative instruments, the credit risk and how derivative instruments affect the Fund’s financial position, and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table in the Notes to the Schedules of Portfolio Investments. For the fiscal year ended October 31, 2016, the average quarterly balances of outstanding derivative financial instruments were as follows:

	U.S. Equity	Global Risk-Balanced
Financial futures contracts:
Average number of contracts purchased	2	735
Average notional value of contracts purchased	$207,304	$74,314,557
Options:
Average value of option contracts purchased	$414,646	$318,399
Average value of option contracts written	$610,471	$388,584

8. FUTURES CONTRACTS

U.S. Equity entered into equity index futures contracts with the objective of maintaining exposure to equity stock markets while maintaining liquidity. Global Risk-Balanced entered into futures contracts, including futures contracts on fixed-income securities, interest rate futures contracts, foreign currency futures contracts and futures contracts on security indices (including broad-based security indices). U.S. Equity and Global Risk-Balanced purchased and sold futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. There are certain risks associated with futures contracts. Prices may not move as expected or the Fund may not be able to close out the contract when it desires to do so, resulting in losses.

45

Notes to Financial Statements (continued)

On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. For OTC futures, daily variation margin is not required. The Fund recognizes a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

9. OPTIONS

A written option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Options written (sold) are recorded as liabilities. U.S. Equity and Global Risk-Balanced, as writer of written options, bears the risk of an unfavorable change in the market value of the instrument underlying the written option. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is recognized as realized gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

10. EXCHANGE TRADED NOTES

Global Risk-Balanced invests in Exchange Traded Notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities issued by a financial institution, listed on an exchange and traded in the secondary market. There are no periodic interest payments, and principal is not protected. The Fund could lose some or all of the amount invested. The price in the secondary market is determined by supply and demand, the current performance of the index, and the credit rating of the ETN issuer. At maturity, the issuer pays the Fund a return linked to the performance of the market index, such as a commodity index, to which the ETN is linked, minus the issuer’s fee. ETNs are subject to the risk of a breakdown in the futures markets that they use. As a means to obtain commodity exposure, the Fund invests in ETNs linked to commodity indices. The Fund may be exposed to a wide variety of commodity sectors, including, without limitation, agriculture, livestock, base/industrial metals, oil, energy and precious metals. Commodity prices, and the value of stocks of companies exposed to commodities, can be extremely volatile and are affected by a wide range of factors.

11. MARKET, CREDIT AND COUNTERPARTY RISKS

In the normal course of business, Global Risk-Balanced invests in securities and enters into transactions where risks exist due to market fluctuations and is exposed to credit risk with parties with whom it trades (issuers or counterparties). Market prices of investments held by the Fund may fall rapidly or unpredictably and will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The Fund may be exposed to credit or counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default or not perform under the contract. The Fund minimizes credit risk and counterparty risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

The Funds are subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Funds and the respective counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of the ISDA Master Agreement, which requires accelerated settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

12. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program, repurchase agreements and derivative instruments, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

46

Notes to Financial Statements (continued)

The following table is a summary of the Funds’ open repurchase agreements and derivative instruments that are subject to a master netting agreements as of October 31, 2016:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Collateral	Cash Collateral Received	Net Amount
Tax-Managed
Cantor Fitzgerald Securities, Inc.	$1,000,000	$1,000,000	$—	$—
Citigroup Global Markets, Inc.	166,612	166,612	—	—
Daiwa Capital Markets America	1,000,000	1,000,000	—	—
Nomura Securities International, Inc.	1,000,000	1,000,000	—	–—

Total	$3,166,612	$3,166,612	$—	$—

U.S. Equity
Cantor Fitzgerald Securities, Inc.	$1,000,000	$1,000,000	$—	$—
Citigroup Global Markets, Inc.	708,932	708,932	—	—
Daiwa Capital Markets America	1,000,000	1,000,000	—	—
Nomura Securities International, Inc.	1,000,000	1,000,000	—	—

Total	$3,708,932	$3,708,932	$—	$—

Global Risk-Balanced
Cantor Fitzgerald Securities, Inc.	$1,000,000	$1,000,000	$—	$—
Citigroup Global Markets, Inc.	1,000,000	1,000,000	—	—
Daiwa Capital Markets America	1,000,000	1,000,000	—	—
Deutsche Bank Securities, Inc.	190,516	190,516	—	—
Nomura Securities International, Inc.	1,000,000	1,000,000	—	—

Total	$4,190,516	$4,190,516	$—	$—

13. SUBSEQUENT EVENTS

Each Fund has determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require additional disclosure in or adjustment of the Funds’ financial statements.

TAX INFORMATION (unaudited)

The AMG FQ Tax-Managed U.S. Equity, AMG FQ U.S. Equity and AMG FQ Global Risk-Balanced Funds each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2015/2016 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG FQ Tax-Managed U.S. Equity, AMG FQ U.S. Equity and AMG FQ Global Risk-Balanced Funds each hereby designates $0, $6,065,966, and $0, respectively, as a capital gain distribution with respect to the taxable year ended October 31, 2016, or if subsequently determined to be different, the net capital gains of such fiscal year.

47

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS I AND THE SHAREHOLDERS OF AMG FQ TAX-MANAGED U.S. EQUITY FUND, AMG FQ U.S. EQUITY FUND AND AMG FQ GLOBAL RISK-BALANCED FUND:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AMG FQ Tax-Managed U.S. Equity Fund, AMG FQ U.S. Equity Fund and AMG FQ Global Risk-Balanced Fund (the “Funds”) at October 31, 2016 , the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2016

48

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012	Bruce B. Bingham, 67
• Oversees 66 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Independent Chairman	William E. Chapman, II, 75
• Trustee since 2000	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present), Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).
• Oversees 66 Funds in Fund Complex

• Trustee since 2000	Edward J. Kaier, 71
• Oversees 66 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013	Kurt A. Keilhacker, 53
• Oversees 68 Funds in Fund Complex	Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2000	Steven J. Paggioli, 66
• Oversees 66 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008–Present).

• Trustee since 2013	Richard F. Powers III, 70
• Oversees 66 Funds in Fund Complex	Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Trustee since 2000	Eric Rakowski, 58
• Oversees 68 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013	Victoria L. Sassine, 51
• Oversees 68 Funds in Fund Complex	Lecturer, Babson College (2007–Present).

• Trustee since 2000	Thomas R. Schneeweis, 69
• Oversees 66 Funds in Fund Complex	Professor Emeritus, University of Massachusetts (2013-Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education) (2010-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013).

49

AMG Funds

Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011	Christine C. Carsman, 64
• Oversees 68 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers
Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2014	Jeffrey T. Cerutti, 48
• Principal Executive Officer since 2014	Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); President and Principal Executive Officer, AMG Funds IV (2016-Present); Chief Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Chief Executive Officer, Aston Asset Management, LLC (2016); Chief Executive Officer, President and Principal Executive Officer, Aston Funds (2015-2016); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).
• Chief Executive Officer since 2016

• Chief Operating Officer since 2007

Keitha L. Kinne, 58

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Compliance Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); Chief Operating Officer, Aston Funds (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015	Mark J. Duggan, 51
• Chief Legal Officer since 2015	Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Secretary and Chief Legal Officer, AMG Funds IV (2016-Present); Secretary and Chief Legal Officer, Aston Funds (2015-2016); Attorney,
K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2007

Donald S. Rumery, 58

Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Principal Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2008-Present); Principal Financial Officer, AMG Funds IV (2016-Present); Treasurer, AMG Funds, (1999-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, (AMG Funds I and AMG Funds II (2000-Present); Treasurer and Chief Financial Officer, AMG Funds IV, (2016-Present); Chief Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2007-Present); Treasurer, Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer, Aston Funds (2016); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).

• Treasurer since 2000
• Principal Financial Officer since 2008

• Assistant Treasurer since 2014

John C. Ball, 40

Vice President, Assistant Treasurer, AMG Funds LLC (2014-Present); Assistant Treasurer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Assistant Treasurer, AMG Funds IV (2016-Present); Assistant Treasurer, Aston Funds (2016); Vice President, State Street Corp. (2010-2014); Vice President, State Street International (Ireland) Limited (2007-2010).

• Chief Compliance Officer since 2016

Gerald F. Dillenburg, 49

Chief Compliance Officer, Code of Ethics Reporting Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Funds (1996-2016); Sarbanes-Oxley Code of Ethics Compliance Officer, Aston Funds (2016); Chief Compliance Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Operating Officer, Aston Funds (2003-2016).

• Anti-Money Laundering	Patrick J. Spellman, 42
Compliance Officer since 2014	Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Compliance Officer, AMG Funds IV (2016-Present); Anti-Money Laundering Compliance Officer, Aston Funds (2016); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 31

Vice President, Counsel, AMG Funds LLC (2015-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Assistant Secretary, Aston Funds (2016); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

• Assistant Secretary since 2016

Diana M. Podgorny, 37

Vice President, Counsel, AMG Funds LLC (2016-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Assistant Secretary, Aston Funds (2010-2016); Vice President, Counsel, Aston Asset Management, LLC (2010-2016).

50

Annual Renewal of Investment Management and Subadvisory Agreements (unaudited)

At an in-person meeting held on June 22-23, 2016, the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved (i) the Investment Management Agreement, as amended at any time prior to the date of the meeting, with AMG Funds LLC (the “Investment Manager”) for each of AMG FQ U.S. Equity Fund, AMG FQ Tax-Managed U.S. Equity Fund and AMG FQ Global Risk-Balanced Fund (each, a “Fund,” and collectively, the “Funds”) and separately an amendment, to be effective October 1, 2016, to such Investment Management Agreement for AMG FQ Tax-Managed U.S. Equity Fund (collectively, the “Investment Management Agreements”) and (ii) the Subadvisory Agreement, as amended at any time prior to the date of the meeting, with respect to each Fund and separately an amendment, to be effective October 1, 2016, to the Subadvisory Agreement with respect to each of AMG FQ U.S. Equity Fund and AMG FQ Tax-Managed U.S. Equity Fund (collectively, the “Subadvisory Agreements”). The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management Agreements and the Subadvisory Agreements, the Trustees reviewed a variety of materials relating to each Fund, the Investment Manager and the Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds for each Fund (each, a “Peer Group”), performance information for the relevant benchmark index for each Fund (each, a “Fund Benchmark”) and, as to all other matters, other information provided to them on a periodic basis throughout the year, as well as information provided in connection with the meetings of June 22-23, 2016, regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisor under their respective agreements. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management and Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the performance of its duties with respect to the Funds and the Trustees’ knowledge of the Investment Manager’s management and the quality of the performance of the Investment Manager’s duties. In the course of their deliberations regarding the Investment Management Agreements, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the Investment Manager’s oversight of the performance by the Subadvisor of its portfolio management duties; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Management Agreements and supervising the Subadvisor, the Investment Manager: performs periodic detailed analyses and reviews of the performance by the Subadvisor of its obligations to each Fund, including without limitation, analysis and review of portfolio and other compliance matters and review of the Subadvisor’s investment performance with respect to a Fund; prepares and presents periodic reports to the Board regarding the investment performance of the Subadvisor and other information regarding the Subadvisor, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of the Subadvisor responsible for performing the Subadvisor’s obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of the Subadvisor and makes appropriate reports to the Board; performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of the Subadvisor; assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of each Subadvisory Agreement and annual consideration of each Subadvisory Agreement thereafter; prepares recommendations with respect to the continued retention of the Subadvisor or the replacement of the Subadvisor, including at the request of the Board; identifies potential successors to or replacements of the Subadvisor or potential additional subadvisors, performs appropriate due diligence, and develops and presents to the Board a recommendation as to any such successor, replacement, or additional subadvisor, including at the request of the Board; designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreements and applicable law. The Trustees noted the affiliation of the Subadvisor with the Investment Manager, noting any potential conflicts of interest. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreements and the Investment Manager’s undertaking to maintain contractual expense limitations for the Funds. The Trustees also considered the Investment Manager’s risk management processes.

51

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

The Trustees also reviewed information relating to the Subadvisor’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing each Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding the Subadvisor’s organizational and management structure and the Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at the Subadvisor with portfolio management responsibility for the Funds, including the information set forth in each Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance program. The Trustees also took into account the financial condition of the Subadvisor with respect to its ability to provide the services required under each Subadvisory Agreement. The Trustees also considered the Subadvisor’s risk management processes.

PERFORMANCE.

As noted above, the Board considered each Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark and considered the gross performance of the Fund as compared to the Subadvisor’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results and portfolio composition, as well as the Subadvisor’s Investment Strategy. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Investment Manager’s attention to monitoring the Subadvisor’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

With respect to AMG FQ U.S. Equity Fund, among other information related to the Fund’s performance, the Trustees noted that the Fund’s performance for Institutional Class shares (which share class has the earliest inception date and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2016 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 3000® Index The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance and any actions being taken to address such performance. The Trustees also noted that the Fund ranked in the third quintile relative to its Peer Group for the 1-year, 5-year and 10-year periods and in the third quartile relative to its Peer Group for the 3-year period. The Trustees concluded that the Fund’s performance is being addressed.

With respect to AMG FQ Tax-Managed U.S. Equity Fund, among other information related to the Fund’s performance, the Trustees noted that the Fund’s performance for Institutional Class shares (which share class has the earliest inception date and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2016 was below, above, above and above, respectively, the median performance of the Peer Group and below, above, above and below, respectively, the performance of the Fund Benchmark, the Russell 3000® Index. The Trustees also took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s more recent underperformance. The Trustees noted that the Fund ranked in the top quintile relative to its Peer Group for the 3-year and 5-year periods. The Trustees concluded that the Fund’s overall performance has been satisfactory.

With respect to AMG FQ Global Risk-Balanced Fund, among other information related to the Fund’s performance, the Trustees noted that the Fund’s performance for Institutional Class shares (which share class has the earliest inception date and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2016 was above, above, above and below, respectively, the median performance of the Peer Group and below the performance of the Fund Benchmark, a Composite Index (60% MSCI World Index and 40% Citigroup World Government Bond Index (Hedged)). The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance relative to the Fund Benchmark. The Trustees also noted the fact that the Fund ranked in the second quartile relative to its Peer Group for the 1-year, 3-year and 5-year periods. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of all factors considered.

ADVISORY AND SUBADVISORY FEES AND PROFITABILITY.

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to a Fund), received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the AMG Funds Family of Funds, the cost of providing such services, the entrepreneurial risk undertaken as Investment Manager and sponsor of the Funds and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees noted that, effective October 1, 2016, the management fee rate for AMG FQ Tax-Managed U.S. Equity Fund will be reduced and the Fund will be authorized to pay an administrative fee to the Investment Manager, Institutional Class shares of AMG FQ U.S. Equity Fund will be authorized to pay a shareholder servicing fee while the administrative fee rate paid by each of AMG FQ Global Risk-Balanced Fund and AMG FQ U.S. Equity Fund will be reduced and the shareholder servicing fee rate paid by Service Class shares of AMG FQ Global Risk-Balanced Fund will be

52

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

reduced. The Trustees also noted that the Investment Manager and the Subadvisor are affiliated and that, in the case of AMG FQ Tax-Managed U.S. Equity Fund and AMG FQ U.S. Equity Fund, the Investment Manager pays the Subadvisor a subadvisory fee that is equal to the advisory fee that it receives from the Fund, but that, effective October 1, 2016, the Investment Manager will pay the Subadvisor a subadvisory fee that is a portion of the advisory fee that it receives from such Fund. The Trustees also considered the amount of the advisory fee that will be retained by the Investment Manager after payment of the subadvisory fee with respect to AMG FQ Tax-Managed U.S. Equity Fund and AMG FQ U.S. Equity Fund effective October 1, 2016. With respect to AMG FQ Global Risk-Balanced Fund, the Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to the Fund. The Trustees also noted any payments that were made from the Subadvisor to the Investment Manager, and any other payments made or to be made from the Investment Manager to the Subadvisor. The Trustees also considered management’s discussion of the current asset levels of the Funds, and the impact on profitability of both the current asset levels and any future growth of assets of the Funds. The Trustees also noted that the changes in fee rates described above would not cause an increase in total Fund expenses.

In considering the cost of services to be provided by the Investment Manager under each Investment Management Agreement and the profitability to the Investment Manager of its relationship with the Funds, the Trustees noted the undertaking by the Investment Manager to maintain contractual expense limitations for the Funds. The Board also took into account management’s discussion of the current and revised advisory fee structure, as applicable, and, as noted above, the services the Investment Manager provides in performing its functions under each Investment Management Agreement and supervising the Subadvisor. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee at this time (after noting the fee rate changes made at the meeting). Also with respect to economies of scale, the Trustees noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the subadvisory fees payable by the Investment Manager to the Subadvisor, the Trustees reviewed information regarding the cost of providing subadvisory services to each of the Funds and the resulting profitability to the Subadvisor from these relationships. The Trustees noted that, because the Subadvisor is an affiliate of the Investment Manager, a portion of the Subadvisor’s revenues or profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Board also took into account management’s discussion of the current and revised subadvisory fee structure, as applicable, and the services the Subadvisor provides in performing its functions under each Subadvisory Agreement. Based on the foregoing, the Trustees concluded that the profitability to the Subadvisor is reasonable and that the Subadvisor is not realizing material benefits from economies of scale that would warrant adjustments to the advisory or subadvisory fees at this time (after noting the fee rate changes made at the meeting). Also with respect to economies of scale, the Trustees noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

With respect to AMG FQ U.S. Equity Fund, the Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2016 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2017, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.79%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadvisor, the Fund’s advisory and subadvisory fees are reasonable.

With respect to AMG FQ Tax-Managed U.S. Equity Fund, the Trustees noted that the Fund’s advisory fee and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2016 were both higher than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2017, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.89%. The Trustees also noted that the Investment Manager reduced the Fund’s expense limitation in 2015. The Board also took into account management’s discussion of the Fund’s expenses and the current size of the Fund. The Board also considered the differences in the Fund’s investment strategy relative to its Peer Group. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadvisor, the Fund’s advisory and subadvisory fees are reasonable.

With respect to AMG FQ Global Risk-Balanced Fund, the Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (weighted

53

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2016 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2017, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.89%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadvisor, the Fund’s advisory and subadvisory fees are reasonable.

*    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management and Subadvisory Agreements: (a) the Investment Manager has demonstrated that it possesses the resources and capability to perform its duties under the Investment Management Agreements; (b) the Subadvisor has the resources to perform its duties under the Subadvisory Agreements and is qualified to manage each Fund’s assets in accordance with its investment objectives and policies; and (c) the Investment Manager and Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Investment Management Agreement and each Subadvisory Agreement with respect to AMG FQ Global Risk-Balanced Fund, AMG FQ U.S. Equity Fund and AMG FQ Tax-Managed U.S. Equity Fund would be in the best interests of the applicable Fund and its shareholders. Accordingly, on June 22-23, 2016, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Management and the Subadvisory Agreements for each Fund.

54

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THIS PAGE INTENTIONALLY LEFT BLANK

INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300 Greenwich, CT 06830

(800) 835-3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300 Greenwich, CT 06830

(800) 835-3879

SUBADVISOR

First Quadrant, L.P.

800 E. Colorado Boulevard, Suite 900 Pasadena, CA 91101

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

FOR MANAGERSCHOICETM ONLY

AMG Funds

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9847

Providence, Rhode Island 02940-8047 (800) 358-7668

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at www.amgfunds.com

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at www.sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

www.amgfunds.com        |

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small

    Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company,

    LLC

AMG GW&K Small Cap Core AMG GW&K Small Cap Growth AMG GW&K U.S. Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap

    Value

AMG River Road Dividend All Cap

    Value II

AMG River Road Focused Absolute

    Value

AMG River Road Long-Short

AMG River Road Select Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun Global

    Opportunities

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare All Cap Growth

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

AMG Trilogy Global Equity

AMG Trilogy International Small Cap

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced

    Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

ALTERNATIVE FUNDS

AMG Managers Anchor Capital Enhanced

    Equity

Anchor Capital Advisors LLC

AMG Managers Lake Partners LASSO Alternatives

Lake Partners, Inc.

BALANCED FUNDS

AMG Managers Montag & Caldwell

     Balanced

Montag & Caldwell, LLC

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors

    Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Capital

    Appreciation

AMG Managers Cadence Emerging

    Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers CenterSquare Real

    Estate

CenterSquare Investment Management,

    Inc.

AMG Managers Emerging

    Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.)

    Inc.

AMG Managers Essex Small/Micro Cap

    Growth

Essex Investment Management Co., LLC

AMG Managers Fairpointe Focused Equity AMG Managers Fairpointe Mid

    Cap

Fairpointe Capital LLC

AMG Managers Guardian Capital

    Global Dividend

Guardian Capital LP

AMG Managers LMCG Small Cap

    Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell

    Growth

AMG Managers Montag & Caldwell

    Mid Cap Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special

    Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

AMG Managers Value Partners Asia

    Dividend

Value Partners Hong Kong Limited

FIXED INCOME FUNDS

AMG Managers Amundi Intermediate

    Government

AMG Managers Amundi Short

    Duration Government

Amundi Smith Breeden LLC

AMG Managers Doubleline Core Plus

    Bond

DoubleLine Capital LP

AMG Managers Global Income

    Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Co., L.P.

AMG Managers High Yield

J.P. Morgan Investment Management Inc.

| www.amgfunds.com

ANNUAL REPORT

AMG Funds

October 31, 2016

AMG Frontier Small Cap Growth Fund

Class N: MSSVX    |     Class I: MSSCX    |    Class Z: MSSYX

AMG TimesSquare All Cap Growth Fund

Class N: MTGVX    |     Class S: MTGSX    |    Class I: MTGIX

AMG Managers Emerging Opportunities Fund

Class S: MMCFX    |     Class I: MIMFX

AMG Managers CenterSquare Real Estate Fund

(formerly AMG Managers Real Estate Securities Fund)

Class S: MRESX    |

AMG GW&K Core Bond Fund

Class N: MBGVX    |     Class I: MBDFX    |    Class Z: MBDLX

www.amgfunds.com |	AR022-1016

AMG Funds

Annual Report—October 31, 2016

TABLE OF CONTENTS	PAGE

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG Frontier Small Cap Growth Fund	4
AMG TimesSquare All Cap Growth Fund	10
AMG Managers Emerging Opportunities Fund	16
AMG Managers CenterSquare Real Estate Fund	26
AMG GW&K Core Bond Fund	32

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	38

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	41
Balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statement of Operations	43
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	44
Detail of changes in assets for the past two fiscal years

Financial Highlights	46
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Highlights	54

Notes to Financial Statements	55
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	64

TRUSTEES AND OFFICERS	65

ANNUAL RENEWAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS	67

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

DEAR SHAREHOLDER:

While the period got off to a rocky start, overall U.S. equity investors enjoyed modest returns for the 12-months ended October 31, 2016. The S&P 500 Index, a widely followed barometer of the U.S. equity market, returned 4.5% during the prior twelve months, with most of the gains coming in the middle of the period. The year was also marked by the three major U.S. indices, the Dow Jones Industrial Average, NASDAQ and the S&P 500, all closing at all-time highs on the same day in August; the first time this has occurred since 1999. Small-cap investors were equally fortunate, with a 4.1% return for the small-cap Russell 2000® Index for the fiscal year. Investors had to balance the first rate increase from the U.S. Federal Reserve (+0.25%) in nearly six years, a contentious U.S. presidential election season, continued slowing of growth in China and the implications for global economic growth along with the impact of commodity prices falling to lows not seen since 2009. Oil prices have since recovered, lending some support to the beleaguered energy industry. During the year, most sectors of the S&P 500 were positive. However, there was some dispersion in performance across sectors, with utilities, information technology and telecommunication services returning 17%, 11% and 11%, respectively, while companies within the consumer discretionary and health care sectors returned (2.0)% and (4.0)%, respectively. Meanwhile, international stocks lagged the U.S., returning 0.22%, as measured by the MSCI ACWI ex USA (in U.S. Dollar terms).

The Bloomberg Barclays U.S. Aggregate Bond Index, a broad U.S. bond market benchmark, returned 4.4% for the year ended October 31, 2016. Interest rates and credit spreads gyrated during 2015 and 2016, at times putting some pressure on bond prices. Investors’ appetite for risk declined sharply during the latter part of 2015 and early 2016, before rebounding significantly as oil prices recovered, reflected in the 10.1% return for the Bloomberg Barclays U.S. Corporate High Yield Index.

We are excited to announce as of October 1, the AMG Funds family of mutual funds fully integrated the former Aston Funds. AMG Funds and Aston Funds shareholders will now have access to the differentiated solutions of AMG Funds, which represents a single point of access to one of the largest line-ups of boutique managers and products in the world.

AMG Funds appreciates the privilege of providing investment solutions to you and your clients. Our foremost goal at AMG Funds is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. By partnering with AMG’s affiliated investment boutiques, AMG Funds provides access to a distinctive array of actively-managed return-oriented investment strategies.

Additionally, we oversee and distribute a number of complementary open-architecture mutual funds subadvised by unaffiliated investment managers. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Jeffery Cerutti

President

AMG Funds

Average Annual Total Returns		Periods ended October 31, 2016*
Stocks:		1 Year	3 Years	5 Years
Large Caps	(S&P 500 Index)	4.51%	8.84%	13.57%
Small Caps	(Russell 2000® Index)	4.11%	4.12%	11.51%
International	(MSCI All Country World Index ex USA)	0.22%	(1.49)%	3.64%
Bonds:
Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	4.37%	3.48%	2.90%
High Yield	(Bloomberg Barclays U.S. Corporate High Yield Index)	10.14%	4.55%	7.17%
Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	4.06%	4.89%	4.34%
Treasury Bills	(BofA Merrill Lynch 6-month U.S. Treasury Bill)	0.64%	0.32%	0.26%

*	Source: FactSet. Past performance is no guarantee of future results.

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

		Beginning Account Value 05/01/16	Ending Account Value 10/31/16	Expenses Paid During the Period*
	Expense Ratio for the Period

Six Months Ended October 31, 2016
AMG Frontier Small Cap Growth Fund
Class N
Based on Actual Fund Return	1.55%	$1,000	$1,049	$7.98
Hypothetical (5% return before expenses)	1.55%	$1,000	$1,017	$7.86
Class I
Based on Actual Fund Return	1.28%	$1,000	$1,050	$6.60
Hypothetical (5% return before expenses)	1.28%	$1,000	$1,019	$6.50
Class Z
Based on Actual Fund Return	1.05%	$1,000	$1,051	$5.41
Hypothetical (5% return before expenses)	1.05%	$1,000	$1,020	$5.33
AMG TimesSquare All Cap Growth Fund
Class N
Based on Actual Fund Return	1.29%	$1,000	$1,037	$6.61
Hypothetical (5% return before expenses)	1.29%	$1,000	$1,019	$6.55
Class S
Based on Actual Fund Return	0.90%	$1,000	$1,039	$4.61
Hypothetical (5% return before expenses)	0.90%	$1,000	$1,021	$4.57
Class I
Based on Actual Fund Return	0.79%	$1,000	$1,040	$4.05
Hypothetical (5% return before expenses)	0.79%	$1,000	$1,021	$4.01
AMG Managers Emerging Opportunities Fund
Class S
Based on Actual Fund Return	1.43%	$1,000	$1,080	$7.48
Hypothetical (5% return before expenses)	1.43%	$1,000	$1,018	$7.25
Class I
Based on Actual Fund Return	1.18%	$1,000	$1,081	$6.17
Hypothetical (5% return before expenses)	1.18%	$1,000	$1,019	$5.99
AMG Managers CenterSquare Real Estate Fund
Class S
Based on Actual Fund Return	1.16%	$1,000	$1,010	$5.86
Hypothetical (5% return before expenses)	1.16%	$1,000	$1,019	$5.89
AMG GW&K Core Bond Fund
Class N
Based on Actual Fund Return	0.88%	$1,000	$1,014	$4.45
Hypothetical (5% return before expenses)	0.88%	$1,000	$1,021	$4.47
Class I
Based on Actual Fund Return	0.55%	$1,000	$1,016	$2.79
Hypothetical (5% return before expenses)	0.55%	$1,000	$1,022	$2.80
Class Z
Based on Actual Fund Return	0.48%	$1,000	$1,016	$2.43
Hypothetical (5% return before expenses)	0.48%	$1,000	$1,023	$2.44

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

AMG Frontier Small Cap Growth Fund

Portfolio Manager’s Comments (unaudited)

THE SUBADVISOR

Frontier Capital Management Co. LLC (Frontier) manages client assets in small-, small/mid-, mid-and large-cap U.S. equity strategies. The AMG Frontier Small Cap Growth Fund follows a small-cap growth discipline as Frontier implements its “GARP” investment approach to select attractive small-cap stocks.

Frontier believes:

•	Fundamental research is the cornerstone to adding value

•	Stock prices ultimately are linked to sales and earnings growth

•	Growth must be purchased at a reasonable price (“GARP”)

•	Research is a continuous process

Frontier utilizes and draws support from its entire team of 18 investment professionals to identify opportunities and conduct fundamental research. Through fundamental bottom-up research, Frontier seeks long-term capital appreciation by investing in small-capitalization companies that it believes have above-average earnings growth potential and are available at reasonable valuations.

Frontier looks for companies it believes can generate long-term, sustainable earnings, managed by qualified professionals capable of executing a well-conceived strategic plan. Frontier seeks businesses that can generate superior rates of return on capital in excess of their cost of capital over a business cycle, due to above-average secular growth prospects or a competitive advantage.

THE YEAR IN REVIEW

For the fiscal year ended October 31, 2016, the AMG Frontier Small Cap Growth Fund ( Class I1) (the “Fund”) returned (2.8)%, compared with the Russell 2000® Growth Index, which returned (0.5)%.

U.S. equities finished a volatile twelve-month period ending October 31, 2016, with modest positive returns. Small caps performed generally in line with large caps as the Russell® 2000 Index rose 4.1%, versus the 4.3% gain of the large cap Russell® 1000 Index. From a style perspective, growth trailed the small-cap segment as the Russell® 2000 Growth Index declined 0.5%.

The Fund’s underperformance relative to the Russell® 2000 Growth was due to negative stock selection, offset by positive sector selection. Health care, a sector we were modestly underweight, was our largest detracting sector, falling 15% versus a loss of 8% for the Index. Our worst health care stock was biotech company Celldex Therapeutics, down 74%. During the first quarter of 2016, the company stumbled on Phase III trial results. Despite dramatic results demonstrated in previous trials for its brain cancer drug, the Phase III trial failed to prove efficacy versus placebo and resulted in the sharp decline in the stock. The company has several other promising assets including a late stage candidate for the treatment of an otherwise untreatable breast cancer and we maintain a small weighting. Myriad Genetics, a molecular diagnostic company, fell 51% following weak financial guidance for its next fiscal year. Until mid-2013, Myriad was the sole provider of mutation screening tests for hereditary breast cancer. Key patents were invalidated by the Supreme Court and new entrants have emerged, causing Myriad to lose market share to less accurate, but lower cost alternatives. We reduced our position prior to the weak guidance on competitive concerns but believe that the company’s strategy of bundling its breast cancer test with a panel of other tests will stabilize this business. We continue to maintain a position based upon our belief that Myriad has a strong pipeline of other molecular tests that offer significant upside potential for the stock, including the recently launched tests for prostate cancer and rheumatoid arthritis.

Financial services was our second largest detractor to relative performance, as our 3% decline lagged the benchmark, which was up 2%. Laggards included Blackhawk Network Holdings, down 19%, and Jones Lang LaSalle, down 31%. Gift card processor Blackhawk Network fell on weak 2016 guidance. There has been a change in the credit industry with new chip and pin credit cards intended to prevent fraud. Retailers were supposed to have new credit card readers installed by the end of 2015 as the liability for fraud was transferred from the credit networks to retailers. A few of Blackhawk’s large retail partners did not complete the installation and therefore would not allow their customers to use credit cards to buy large denominated gift cards sold through the Blackhawk network. This resulted in the company’s below-consensus earnings forecast for 2016. We believe the issue is transitory and continue to hold a position. Commercial real estate firm Jones Lang LaSalle’s decline reflected slightly weaker-than-expected fourth-quarter 2015 earnings, and unease over the duration of the cycle. We shared these concerns and sold the stock. Lastly, our industry positioning within financial services hurt our performance versus the benchmark. While we have historically never owned real estate investment trusts (REITs) in the Fund given the lack of growth, they were the leaders of the financial sector, as investors sought safe havens and the stocks benefitted from the U.S Federal Reserve’s decision to delay interest-rate hikes. REITs collectively comprise roughly 40% of the financial services weighting in the Index and appreciated over 16% during the year.

Technology, a sector we are slightly overweight, was our top contributor, as our positive 12% return outpaced the sector, which returned 7%. Top-contributing technology stocks included TiVo (formerly Rovi) and Ellie Mae, up 117% and 45%, respectively. TiVo is an intellectual property licensor. Interactive program guides used by cable companies require a license from TiVo and the company has agreements in place with most cable providers worldwide. The company successfully resigned AT&T in the fourth quarter of 2015, Verizon Fios in early July and recently signed DISH. Comcast is the last remaining large U.S. cable company without a license. We believe that the company can grow in 2018 or 2019 following merger synergies between Rovi and TiVo and a resolution with Comcast. Given the recurring revenue nature and very low capital requirements for the business, we believe the stock can trade at attractive multiples and increase from its current levels in two years. Ellie Mae is a cloud-based software-as-a-service company for the mortgage industry. The company continues to win mortgage origination clients that are facing ever-increasing government compliance requirements post the financial crisis. Ellie Mae’s offering illustrates the power of a cloud-based software by offering a work platform that is continually updated with the changing federal and state regulations. While we believe the company will grow annual revenues

AMG Frontier Small Cap Growth Fund

Portfolio Manager’s Comments (continued)

and earnings, we did cut back our weighting given the strong appreciation in the stock and the prospect for a negative change in sentiment from higher interest rates.

Strong contributions were also recognized within the producer durables sector. While equal weight with the benchmark, our return of 13% materially exceeded the 3% for the benchmark. The largest position in the Fund, engineer and construction company MasTec, gained 70% following improved quarterly results, upwardly revised guidance and increased visibility for its pipeline construction business through 2018. We continue to hold the position, as we believe there is significant upside to consensus earnings expectations. The largest truckload carrier in the U.S., Swift Transportation, surged 43% on better-than-expected earnings. The announced retirement of the founder was also a positive catalyst for the shares. Additionally, anemic truck orders in 2016, and new regulations requiring electronic logging devices, are expected to restrict trucking supply and lead to favorable pricing in 2017 and 2018.

When considering the outlook, the market’s year-to-date advance has been aided by continued global accommodative monetary actions, a stabilization in commodity prices, a push for yield in a low-interest-rate environment and hope that the U.S. corporate “earnings recession” has passed. These factors helped drive market multiples higher without any genuine uplift in earnings. Indeed, after three consecutive years of flat S&P 500® operating earnings, Wall Street is forecasting positive earnings growth in 2017. Expectations for such a sharp acceleration seem somewhat optimistic and occur at a time when market multiples have been bid up to relatively full levels. As such, stock selectivity will be vital. In navigating such an environment, we are focused on companies that have reasonable top-line growth, as they typically benefit from secular forces or innovation, and even stronger bottom-

line growth via margin expansion to generate double digit earnings gains. We have further positioned the Fund in many companies with recurring revenue business models for higher predictability of growth and strong balance sheets. Given the recent election, it appears likely that many pro-growth policies will be enacted, including a reduction in the corporate tax rate, an overseas cash repatriation and a decrease in government regulation. This should significantly benefit small caps given their domestic focus and potential as acquisition targets.

This commentary reflects the viewpoints of the portfolio manager, Frontier Capital Management Company, LLC as of October 31, 2016 and is not intended as a forecast or guarantee of future results.

[1]	Prior to October 1, 2016, the Fund’s Class I shares were known as Service Class shares.

AMG Frontier Small Cap Growth Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Frontier Small Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in AMG Frontier Small Cap Growth Fund’s Class I (formerly Service Class) on October 31, 2006, to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Frontier Small Cap Growth Fund and the Russell 2000® Growth Index for the same time periods ended October 31, 2016.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG Frontier Small Cap Growth Fund[2,3,4]
Class N5	(3.01)%	8.14%	—	9.06%	01/01/10
Class I5	(2.77)%	8.42%	5.70%	6.56%	09/24/97
Class Z5	(2.53)%	8.69%	—	9.59%	01/01/10
Russell 2000® Growth Index[6]	(0.49)%	11.34%	6.92%	4.98%	09/24/97	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2016. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.
[4]	The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.
[5]	As of October 1, 2016, the Fund’s Investor Class, Service Class and Institutional Class were renamed Class N, Class I and Class Z, respectively.
[6]	The Russell 2000® Growth Index measures the performance of Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 2000® Growth Index is a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Frontier Small Cap Growth Fund

Fund Snapshots (unaudited)

October 31, 2016

PORTFOLIO BREAKDOWN

	AMG Frontier	Russell
	Small Cap	2000®
Sector	Growth Fund*	Growth Index
Information Technology	34.0%	25.6%
Industrials	23.3%	15.8%
Health Care	18.3%	21.9%
Consumer Discretionary	11.1%	15.1%
Financials	8.7%	5.0%
Materials	1.2%	4.9%
Telecommunication Services	1.0%	0.8%
Energy	0.5%	1.4%
Utilities	0.0%	0.8%
Consumer Staples	0.0%	3.2%
Real Estate	0.0%	5.5%
Other Assets and Liabilities	1.9%	0.0%

*	As a percentage of net assets.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
MasTec, Inc.**	3.8%
TiVo Corp.	3.5
LKQ Corp.**	3.0
Watsco, Inc.**	2.8
Tessera Technologies, Inc.	2.7
2U, Inc.**	2.3
Euronet Worldwide, Inc.	2.3
KAR Auction Services, Inc.**	2.2
Beacon Roofing Supply, Inc.**	1.9
TransUnion	1.9

Top Ten as a Group	26.4%

**	Top Ten Holdings as of April 30, 2016.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Frontier Small Cap Growth Fund

Schedule of Portfolio Investments

October 31, 2016

	Shares	Value
Common Stocks - 98.1%
Consumer Discretionary - 11.1%
Bojangles’, Inc.*	5,983	$88,548
Boot Barn Holdings, Inc.*	7,725	98,880
Burlington Stores, Inc.*	2,361	176,933
Dana Inc.	6,103	94,474
Deckers Outdoor Corp.*	3,803	198,479
DSW, Inc., Class A	6,349	131,869
Fiesta Restaurant Group, Inc.*	2,440	64,416
The Habit Restaurants, Inc., Class A*	2,719	38,474
Harman International Industries, Inc.	2,364	188,434
IMAX Corp.*	7,071	213,898
LGI Homes, Inc.*,1	795	23,659
Libbey, Inc.	3,167	50,704
LKQ Corp.*	17,210	555,539
Rent-A-Center, Inc.	2,607	26,305
Tailored Brands, Inc.[1]	8,856	139,925
Total Consumer Discretionary		2,090,537
Energy - 0.5%
Carrizo Oil & Gas, Inc.*	2,446	82,748
Oasis Petroleum, Inc.*,1	795	8,340
Total Energy		91,088
Financials - 8.7%
Argo Group International Holdings, Ltd.	4,490	249,644
James River Group Holdings, Ltd.	5,883	221,436
Raymond James Financial, Inc.	5,050	303,606
Renasant Corp.	3,864	130,371
Selective Insurance Group, Inc.	4,898	180,981
Signature Bank*	2,686	323,824
Webster Financial Corp.	5,483	221,513
Total Financials		1,631,375
Health Care - 18.3%
Acadia Healthcare Co., Inc.*,1	5,044	181,382
ACADIA Pharmaceuticals, Inc.*,1	9,738	226,993
Alkermes PLC*	3,376	170,184
AmSurg Corp.*,1	893	53,357
Bluebird Bio, Inc.*,1	803	38,343
Celldex Therapeutics, Inc.*	6,932	21,836
Cynosure, Inc., Class A*	1,304	55,616
DexCom, Inc.*	3,038	237,693
HealthSouth Corp.	5,234	210,145

	Shares	Value
Insulet Corp.*	6,774	$251,451
Intra-Cellular Therapies, Inc.*,1	1,422	17,633
Intrexon Corp.*,1	5,888	153,677
Kite Pharma, Inc.*,1	4,119	182,431
The Medicines Co.*,1	536	17,661
Medidata Solutions, Inc.*	6,407	307,472
MEDNAX, Inc.*	4,796	293,755
Molina Healthcare, Inc.*	1,949	106,045
Myriad Genetics, Inc.*	5,902	116,328
Novavax, Inc.*	5,857	8,903
Pacira Pharmaceuticals, Inc.*	1,138	36,188
PAREXEL International Corp.*	326	18,993
PTC Therapeutics, Inc.*	7,678	47,680
Sage Therapeutics, Inc.*,1	1,800	78,372
STERIS PLC	3,885	259,596
Team Health Holdings, Inc.*	1,702	72,931
United Therapeutics Corp.*,1	839	100,739
Veeva Systems, Inc., Class A*	1,266	49,184
Zeltiq Aesthetics, Inc.*,1	4,215	139,516
Total Health Care		3,454,104
Industrials - 23.3%
A. O. Smith Corp.	7,074	319,533
American Woodmark Corp.*	1,135	84,784
Beacon Roofing Supply, Inc.*	8,601	361,586
BMC Stock Holdings, Inc.*,1	5,488	90,826
Caesarstone, Ltd.*	3,512	124,149
Echo Global Logistics, Inc.*	3,186	67,543
Generac Holdings, Inc.*,1	7,004	266,782
Granite Construction, Inc.	5,338	262,416
KAR Auction Services, Inc.	9,912	422,053
LSI Industries, Inc.	5,390	46,354
MasTec, Inc.*	24,940	712,037
Meritor, Inc.*	11,644	119,700
Swift Transportation Co.*,1	13,243	296,378
TransUnion*	11,494	359,073
Tutor Perini Corp.*	4,979	94,850
Watsco, Inc.	3,875	531,999
Wesco Aircraft Holdings, Inc.*	11,163	143,445
Woodward, Inc.	1,478	87,172
Total Industrials		4,390,680

The accompanying notes are an integral part of these financial statements.

AMG Frontier Small Cap Growth Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Information Technology - 34.0%
2U, Inc.*,1	12,679	$441,990
Benefitfocus, Inc.*,1	9,981	324,382
Blackhawk Network Holdings, Inc.*	5,306	182,792
Bottomline Technologies de, Inc.*	3,436	77,963
Callidus Software, Inc.*	13,710	250,208
Cavium, Inc.*	364	20,569
Cornerstone OnDemand, Inc.*	3,675	151,778
Ellie Mae, Inc.*	3,281	347,425
Euronet Worldwide, Inc.*	5,541	440,787
Fair Isaac Corp.	995	120,077
FLIR Systems, Inc.	4,546	149,654
Fortinet, Inc.*	3,574	114,582
Genpact, Ltd.*	2,975	68,395
Itron, Inc.*	4,262	229,722
Jack Henry & Associates, Inc.	3,646	295,399
Leidos Holdings, Inc.	3,319	137,971
MACOM Technology Solutions Holdings, Inc.*	4,340	159,538
Microsemi Corp.*	3,331	140,335
New Relic, Inc.*,1	3,591	130,892
ON Semiconductor Corp.*	12,796	149,329
Qorvo, Inc.*	4,656	259,106
RealPage, Inc.*	6,159	167,525
Rogers Corp.*	2,158	117,460
Semtech Corp.*	9,238	223,560
Synchronoss Technologies, Inc.*	8,114	297,865
Tessera Technologies, Inc.	13,686	507,751
TiVo Corp.*	32,798	651,040
Universal Display Corp.*	4,791	247,695
Total Information Technology		6,405,790
Materials - 1.2%
Eagle Materials, Inc.	1,264	102,346

	Shares	Value
Kraton Performance Polymers Corp., Inc.*	4,435	$113,669
Total Materials		216,015
Telecommunication Services- 1.0%
Cogent Communications Holdings, Inc.	5,027	185,496
Total Common Stocks (cost $14,721,538)		18,465,085

	Principal Amount
Short-Term Investments - 11.7%
Repurchase Agreements - 9.9%[2]
Cantor Fitzgerald Securities, Inc., dated 10/31/16, due 11/01/16, 0.350% total to be received $1,000,010 (collateralized by various U.S. Government Agency Obligations, 0.000% -10.500%, 11/15/16 - 09/20/66, totaling $1,020,000)	$1,000,000	1,000,000
Daiwa Capital Markets America, dated 10/31/16, due 11/01/16, 0.340% total to be received $863,650 (collateralized by various U.S. Government Agency Obligations, 0.000% - 9.000%, 11/10/16 - 02/01/49, totaling $880,915)	863,642	863,642
Total Repurchase Agreements		1,863,642

	Shares
Other Investment Companies - 1.8%[3]
Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.28%	342,192	342,192
Total Short-Term Investments (cost $2,205,834)		2,205,834
Total Investments - 109.8% (cost $16,927,372)		20,670,919
Other Assets, less Liabilities - (9.8)%		(1,840,187)
Net Assets - 100.0%		$18,830,732

The accompanying notes are an integral part of these financial statements.

AMG TimesSquare All Cap Growth Fund

Portfolio Manager’s Comments (unaudited)

The AMG TimesSquare All Cap Growth Fund (the “Fund”) seeks to achieve long-term capital appreciation by investing in the stocks of large-, mid- and small-capitalization companies.

THE SUBADVISOR

TimesSquare Capital Management, LLC (TimesSquare), the Fund’s subadvisor, utilizes a bottom-up fundamental approach to all-cap investing. Led by co-managers Kenneth Duca, Tony Rosenthal and Grant Babyak, the investment team at TimesSquare believes its proprietary fundamental research skills, which place a particular emphasis on the assessment of management quality and an in-depth understanding of superior business models, enable the team to build a diversified fund portfolio of large-cap, mid-cap and small-cap growth stocks designed to generate solid risk-adjusted returns. When selecting growth stocks, Fund management utilizes a fundamental, bottom-up process to identify companies that demonstrate consistent and sustainable revenue and earnings growth, offer distinct and sustainable competitive advantages, have strong, experienced management teams, have stocks selling at reasonable valuations and that Fund management believes have the potential to appreciate in price.

THE PERIOD IN REVIEW

For the fiscal year ended October 31, 2016, the AMG TimesSquare All Cap Growth Fund (Class I1) returned (3.6)%, compared with the Russell 3000® Growth Index, which returned 2.1%.

Across the globe, most equity markets generally recovered from their late summer swoons in 2015, although many failed to end that year in positive territory. The broad U.S. equity indices ended the year with a sliver of gains, which was more than a step ahead of overseas developed markets in 2015, and well above the weakness in Emerging Markets. The Chinese economy, the world’s second largest following the U.S., grew at a steadily slower rate while number three Japan saw its economy contract. Europe’s export-oriented economies also slowed, and the final reading for the most recent quarter’s U.S. Gross

Domestic Product (GDP) growth was revised down to 2.0%. The U.S. stood out on monetary policy as the U.S. Federal Reserve (the “Fed”) began its well-telegraphed tightening with the first shift to interest rate increases in over a decade, ending seven years of its zero-interest-rate policy. In contrast, central banks in every other developed market — as well as most Emerging Markets —continued monetary easing. That disparity contributed to the ongoing strength of the U.S. Dollar relative to the world’s other major currencies.

The global equity markets began 2016 in full retreat with one of the weakest Januarys in recent history. They began to recover mid-February, performed more strongly in March and some were able to end the first quarter with slight gains. On a similar path, commodities — especially oil — touched multiyear lows before rebounding sharply toward the end of the quarter. Meanwhile, the U.S. Dollar’s value retrenched slightly from an 18-month steep climb versus the other major currencies. At the start of the year, China reported that its GDP grew at a decreased annual rate of 6.9% for 2015, in line with the government’s newly reduced growth expectation of 6.5%-7.5%2. In the Euro Zone, GDP annual growth was 1.5%, though quarter-by-quarter the growth rate trended lower. Meanwhile in the U.S., the most recently reported quarter’s GDP growth rate again was revised upward to a higher-than-expected level of 1.4%, bringing the annual rate to 2.4%3. After the Fed lifted interest rates from zero last December, it refrained from making subsequent increases in favor of a more cautious stance. That was counter to the actions of the Bank of Japan, which unexpectedly introduced negative interest rates, and the European Central Bank, which increased its levels of quantitative easing.

Spring began auspiciously for the global equity markets, although the U.S. was the only major region to continue with positive returns for all the three months of the second quarter. Expectant eyes were on the U.K. for its historic referendum on June 23, where the public voted whether to remain or exit the European Union. With the winning mandate for a “Brexit,” global markets shuddered initially, but then appeared to shrug off the results. Equity markets quickly reclaimed their prior levels — including the U.K. market —though the British currency and some of its politicians fell precipitously. On a broader stage, the Euro Zone posted an annual GDP growth rate of 1.7% through the prior quarter, which was better than the U.S.’s final GDP measure of 1.1% for the same period4. In other financial markets, commodity prices climbed and reached a one-year high during the second quarter as the price for oil briefly touched $50 a barrel5. The Fed maintained its cautious stance regarding future increases in the federal funds rate, though many other central banks effectively enacted negative interest rate policies, and the yield on the U.S. Treasury’s 10-year note fell to a multiyear low.

The global equity markets heated up in July, though their paces were more tepid — to the point of cooling off for some — through August and September. While the European markets quickly recovered from the short-lived selloff following the U.K.’s late June vote for a Brexit, their economies merely trudged along. The Euro Zone posted an annual GDP growth rate of 1.6% through the prior quarter, though activity in the first half of 2016 was considerably weaker than the second half of 20156. Central banks across Europe continued their programs of monetary stimulus as the Bank of England cut interest rates to historic lows and planned future purchases of government and corporate bonds. U.S. interest rates remained unchanged, and after the initial disappointing estimates, the final measure of U.S. GDP annual growth increased to 1.4% for the prior quarter7.

Towards the end of the period, the U.S. equity market experienced a sell-off in October with an increased level of volatility as the calendar ticked closer to the U.S. presidential election. Consumer confidence and sentiment declined amid election uncertainty. By many key measures, the economy seemed roughly on track. The third quarter GDP advanced at a 2.9% inflation-adjusted annual rate, the strongest reading in two years8. This development, plus steady employment data, may weigh in favor of an increase in the federal funds rate in December.

AMG TimesSquare All Cap Growth Fund

Portfolio Manager’s Comments (continued)

The Fund underperformed the Russell 3000® Growth Index on a relative basis during the period. Stock selection had a strong net negative effect and drove our underperformance; in general, our investments in consumer staples, energy and materials & processing outpaced their counterparts in the Index, while our holdings in health care, producer durables, financial services, consumer discretionary, utilities and technology lagged. Sector allocation had a net positive effect although we continue to build our concentrated all cap growth fund portfolio from the bottom up.

In consumer discretionary, Charter Communications, Inc. Class A is a regional cable operator offering cable video programming services, Internet services, telephone services and broadband communications solutions. In the first quarter, the company reported an inline quarter with solid subscriber metrics. Following its acquisitions of both Time Warner Cable and Bright House Networks, Charter reported strong fiscal second quarter results, and its shares tuned in to an 18% gain for the rolling 12-month period. Charter was also added as a constituent to the S&P 500 Index during the third quarter, and the long-term outlook for the combined entity’s free cash flow remains compelling. Avis Budget Group, Inc. provides car and truck rental services through its namesake brands as well as through Zipcar, the leading car sharing network. Fiscal third-quarter 2015 revenues were in line with expectations; however, earnings fell short due to a higher tax rate and increased expenses. Management lowered the upper end of its 2015 revenue and profit guidance range, although better results came from the portfolio’s retail holdings. In the first quarter of 2016, investors were concerned about the rental car industry’s fleet levels, fleet costs and the ability to raise pricing. In our view, the industry maintained more rational supply levels than it had before the last several years of consolidation. In the second quarter, although revenues and earnings fell short of expectations, management maintained its full year guidance for both, citing that “pricing has already started to turn the corner.” This improved outlook lifted Avis Budget’s shares. All told, Avis Budget reversed by (26)%, and we decided to close our position in the third quarter. Athletic footwear, apparel, equipment and accessories company NIKE, Inc. faced weakness going into the second quarter of 2016 on concerns that backlogs of future orders would see slower growth. That proved to be the case, in part caused by the bankruptcies of two significant wholesale buyers; however, Nike’s inline reported earnings, which typically exceed expectations by a larger margin, were not the result of any market share decline or other competitive weaknesses. Nike’s product pipeline, especially related to basketball, was strong and growing. In the third quarter, management reported revenues and earnings that beat expectations, but this was more than offset by worse-than-expected gross margins. The weakness was due in part to NIKE’s exiting the golf segment, foreign exchange impact and a higher mix of off-price sales on a year-over-year basis. NIKE shares trailed behind by (22)%, and we sold the stock in October 2016.

The top contributor to returns was found within the consumer staples sector: WhiteWave Foods Company, which manufactures and sells plant-based foods and beverages, coffee creamers and beverages and dairy products in North America and Europe under brands including Silk, Alpro, Land O’Lakes and Horizon Organic. French dairy company Danone SA announced an agreement to acquire WhiteWave in an all-cash deal. We closed our position in the third quarter.

From the financial services sector, S&P Global, Inc. provides independent ratings, benchmarks, analytics and data for the capital, commodities and commercial markets; its segments include S&P Ratings, S&P Capital IQ and S&P Dow Jones indices. In the second quarter, the company reported inline revenues, better-than-expected earnings and reaffirmed its guidance for the full year. Credit ratings had been expected to be challenged, and they were, although that was more than offset by strong growth in S&P Global’s index and market intelligence operations. In the third quarter, S&P reported revenues and earnings that topped consensus estimates. The S&P Ratings business stood out with particularly strong growth, and the company repurchased 1.4 million shares of stock. S&P’s management also increased its guidance for the remainder of 2016. S&P shares rated well, with a 36% gain over the last 12 months. A new addition to the portfolio in the fourth quarter of 2015 was Fidelity National Information Services, Inc. The company offers core banking and outsourcing solutions to community banks, credit unions and other financial institutions. In the first quarter of 2016, Fidelity National reported inline revenues and earnings, though provided better-than-expected organic revenue growth guidance. In the second quarter, the company reported revenues that were in line with estimates, earnings that were better as a result of improved management of expenses, and reaffirmed its full year guidance. At a later analyst information day, management presented its future growth strategy that included the integration of recently-acquired SunGard, a software solutions provider to the financial services industry. The new long-term guidance included greater margin expansion and higher earnings growth than previously thought.

Ranking as the bottom detractor to our performance with its (32)% decline was Alliance Data Systems Corporation, which provides data-driven and transaction-based marketing, private label credit cards and customer loyalty solutions. In the first quarter, management announced quarterly revenues that were adversely impacted by a weak Canadian Dollar. Forward guidance was lowered to account for the loyalty segment’s promotional activity and a seasonal increase in charge-offs for the private label credit card business. In the second quarter, Alliance’s reported business trends were stable in the LoyaltyOne and Card Service businesses; however, the Epsilon segment reported weaker-than-expected revenues as larger clients reduced their marketing spending. In the third quarter, Alliance benefitted from a reacceleration across its business units, which

AMG TimesSquare All Cap Growth Fund

Portfolio Manager’s Comments (continued)

propelled its revenues and earnings well above prior estimates. Alliance’s gains were tempered somewhat when its stock was buffeted by concerns regarding slowing consumer credit trends, especially weakness shown by other credit card issuers, although ones that lack Alliance’s broader business lines. WisdomTree Investments, Inc. is an asset manager that focuses on smart beta exchange-traded funds (ETFs) across multiple asset classes. Overall equity market weakness in the first quarter weighed on WisdomTree since its future earnings naturally would be a function of asset levels. WisdomTree shares traded down by (53)% for the trailing 12-month period. Ongoing positive fund flows to ETFs, potentially accelerating as a result of the Department of Labor’s new fiduciary rules, should continue to benefit the company.

In health care, Acadia Healthcare Company, Inc. specializes in behavioral health care services and facilities, with operations in the U.S., U.K. and Puerto Rico. Acadia suffered a (41)% drop despite its most recent quarterly top- and bottom-line results that came in ahead of expectations. Investors have been concerned over the U.K.’s Competition and Market Authority’s (CMA’s) review of Acadia’s acquisition of Priory Group, a leading provider of behavioral health care services in the U.K. The CMA completed its review in November and accepted Acadia’s plans to divest some Priory facilities in order to satisfy antitrust requirements.

Turning to producer durables, On Assignment, Inc. is a professional staffing firm that provides flexible and permanent staffing solutions in the technology, life sciences and creative fields. On Assignment suffered a (24)% pullback likely due to its higher-than-average valuation — deservedly so in our view — and strong performance in 2015. On Assignment’s price has retrenched even though it has performed much better than competing staffing companies. Descending by (29)%, Allegiant Travel Company is a low-cost passenger airline focused on routes from small cities to popular leisure destinations such as Las Vegas, Phoenix, Orlando, Tampa/St. Petersburg, Ft. Lauderdale and Honolulu. In the second quarter of 2016, general weakness in the airline industry hurt Allegiant, as did safety concerns voiced by pilots involved in contract negotiations. The Federal Aviation Administration (the “FAA”) conducted a review of Allegiant, as the FAA does for all airlines, and the company expected to be officially vindicated of the pilots’ claims. Later in the quarter, the company came to an agreement with its pilots sooner than expected. In the third quarter, Allegiant edged ahead of revenue and earnings expectations, but its shares were negatively impacted by airline industry concerns over capacity, pricing and higher pilot labor costs. In its ongoing transition to an all-Airbus fleet, Allegiant purchased 12 new A320s as it looks to retire the older MD-80 planes in its lineup.

In the technology sector, and climbing by 29%, was the social network company Facebook, Inc. In the first quarter, Facebook reported revenues and earnings that outshone expectations with significant gains from advertising revenues driven by the monetization of Instagram and video advertisements. Appreciating by 10%, Alphabet Inc. is a global technology company that builds products and services focused on improving the ways people connect with information. In the fourth quarter of 2015, the company delivered strong fiscal third-quarter results driven primarily by mobile search and YouTube. In 2016, Alphabet beat both top- and bottom-line estimates for its fiscal second quarter, driven by the company’s increased traction in mobile searching and advertising. Management completed a $1.6 billion share buyback during the third quarter, and Alphabet continues to work on its artificial intelligence and self-driving cars initiatives. In the first quarter of 2016, we initiated a position in SBA Communications Corp., which owns and operates wireless communications towers, leasing antenna space to wireless service providers; SBA shares have dialed up since our purchase. During the second quarter, SBA reported revenues and earnings that exceeded expectations. Its price received another boost when the FCC announced the process by which broadcasters could sell unused spectrum, which could be used by the wireless tower companies. In the third quarter, management reported better-than-expected earnings results on strong international results and solid leasing trends. Management has indicated their interest in converting SBA to a real estate investment trust for tax purposes — a move that was approved by SBA’s board shortly after quarter-end.

Now that we have moved past the presidential election, investors will set their sights on policy releases from the new administration and the potential for interest-rate action by the Federal Open Market Committee at the December meeting. We continue to focus our fundamentally-based active management on seeking companies with sound business models and reasonable valuations. As always, we are dedicated to adding value to the assets you have entrusted to us.

This commentary reflects the viewpoints of the portfolio manager, TimesSquare Capital Management, LLC as of October 31, 2016 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

[1]	Prior to October 1, 2016, the Fund’s Class I shares were known as Institutional Class shares.
[2]	National Bureau of Statistics of China
[3]	U.S. Bureau of Economic Analysis
[4]	Eurostat, U.S. Bureau of Economic Analysis
[5]	Dow Jones & Co.
[6]	Eurostat
[7]	U.S. Bureau of Economic Analysis
[8]	U.S. Bureau of Economic Analysis

AMG TimesSquare All Cap Growth Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG TimesSquare All Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in AMG TimesSquare All Cap Growth Fund’s Class I (formerly Institutional Class) on July 30, 2010 (commencement of operations) to a $10,000 investment made in the Russell 3000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG TimesSquare All Cap Growth Fund and the Russell 3000® Growth Index for the same time periods ended October 31, 2016.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date
AMG TimesSquare All Cap Growth Fund[2,3,4,5,6,7]
Class N8	(4.17)%	11.72%	10.98%	07/30/10
Class S8	(3.74)%	12.11%	11.43%	07/30/10
Class I8	(3.64)%	12.26%	11.49%	07/30/10
Russell 3000® Growth Index[9]	2.08%	13.47%	14.13%	07/30/10	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2016. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.
[4]	The Fund is subject to risks associated with small-and mid-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.
[5]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.
[6]	Investing in initial public offerings (IPOs) is risky and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. Stocks purchased in IPOs generally do not have a trading history, and information about the companies may be available for very limited periods.
[7]	Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.
[8]	As of October 1, 2016, the Fund’s Investor Class, Service Class and Institutional Class were renamed Class N, Class S and Class I, respectively.
[9]	The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 3000® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 3000® Growth Index is a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG TimesSquare All Cap Growth Fund

Fund Snapshots (unaudited)

October 31, 2016

PORTFOLIO BREAKDOWN

	AMG TimesSquare
	All Cap	Russell 3000®
Sector	Growth Fund*	Growth Index
Information Technology	41.7%	32.0%
Consumer Discretionary	16.1%	20.1%
Industrials	14.5%	10.9%
Financials	7.6%	2.9%
Health Care	7.2%	16.3%
Telecommunication Services	4.3%	1.1%
Consumer Staples	2.1%	9.3%
Materials	2.2%	3.6%
Real Estate	0.0%	3.0%
Energy	0.0%	0.7%
Utilities	0.0%	0.1%
Other Assets and Liabilities	4.3%	0.0%

*	As a percentage of net assets.

TOP TEN HOLDINGS

Security Name	% of Net Assets
Alphabet, Inc., Class C**	6.9%
Alliance Data Systems Corp.**	5.1
SBA Communications Corp., Class A**	4.3
Apple, Inc.**	4.2
CoStar Group, Inc.**	4.0
Charter Communications, Inc., Class A**	3.9
S&P Global, Inc.**	3.4
Visa, Inc., Class A**	3.2
Fidelity National Information Services, Inc.	3.0
The Ultimate Software Group, Inc.	3.0

Top Ten as a Group	41.0%

**	Top Ten Holdings as of April 30, 2016.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG TimesSquare All Cap Growth Fund

Schedule of Portfolio Investments

October 31, 2016

	Shares	Value
Common Stocks - 95.7%
Consumer Discretionary - 16.1%
Charter Communications, Inc., Class A*	7,799	$1,948,892
Dollar Tree, Inc.*	15,240	1,151,382
The Home Depot, Inc.	12,040	1,469,000
Monro Muffler Brake, Inc.[1]	22,400	1,232,000
Netflix, Inc.*	7,330	915,297
Starbucks Corp.	23,275	1,235,204
Total Consumer Discretionary		7,951,775
Consumer Staples - 2.1%
Costco Wholesale Corp.	6,825	1,009,213
Financials - 7.6%
Intercontinental Exchange, Inc.	5,410	1,462,810
S&P Global, Inc.	13,965	1,701,635
WisdomTree Investments, Inc.[1]	68,280	585,842
Total Financials		3,750,287
Health Care - 7.2%
Acadia Healthcare Co., Inc.*,1	20,575	739,877
Alexion Pharmaceuticals, Inc.*	5,700	743,850
Allergan PLC*	4,625	966,348
Cardinal Health, Inc.	16,395	1,126,173
Total Health Care		3,576,248
Industrials - 14.5%
Allegiant Travel Co.	7,515	1,036,318
Equifax, Inc.	10,170	1,260,775
JB Hunt Transport Services, Inc.	13,860	1,131,115
L-3 Communications Holdings, Inc.	8,980	1,229,721
Nielsen Holdings PLC	14,140	636,583
On Assignment, Inc.*	41,650	1,433,176
WABCO Holdings, Inc.*	4,500	443,070
Total Industrials		7,170,758
Information Technology - 41.7%
Alliance Data Systems Corp.	12,220	2,498,623
Alphabet, Inc., Class C*	4,366	3,425,302
Apple, Inc.	18,114	2,056,664
CoStar Group, Inc.*	10,548	1,973,742
Facebook, Inc., Class A*	11,035	1,445,475

	Shares	Value
Fidelity National Information Services, Inc.	20,345	$1,503,902
Global Payments, Inc.	18,010	1,306,085
Intuit, Inc.	11,870	1,290,744
Microsoft Corp.	24,450	1,465,044
The Ultimate Software Group, Inc.*	7,070	1,491,699
Visa, Inc., Class A	19,265	1,589,555
WNS Holdings, Ltd., ADR*	20,630	567,325
Total Information Technology		20,614,160
Materials - 2.2%
Martin Marietta Materials, Inc.	5,870	1,088,181
Telecommunication Services - 4.3%
SBA Communications Corp., Class A*	18,620	2,109,274
Total Common Stocks (cost $42,731,068)		47,269,896

	Principal Amount
Short-Term Investments - 5.6%
Repurchase Agreements - 2.8%[2]
Cantor Fitzgerald Securities, Inc., dated 10/31/16, due 11/01/16, 0.350%, total to be received $1,000,010 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 11/15/16 - 09/20/66, totaling $1,020,000)	$1,000,000	1,000,000
Daiwa Capital Markets America, dated 10/31/16, due 11/01/16, 0.340%, total to be received $390,386 (collateralized by various U.S. Government Agency Obligations, 0.000% - 9.000%, 11/10/16 - 02/01/49, totaling $398,190)	390,382	390,382
Total Repurchase Agreements		1,390,382

	Shares
Other Investment Companies - 2.8%[3]
Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.28%	1,399,490	1,399,490
Total Short-Term Investments (cost $2,789,872)		2,789,872
Total Investments - 101.3% (cost $45,520,940)		50,059,768
Other Assets, less Liabilities - (1.3)%		(640,926)
Net Assets - 100.0%		$49,418,842

The accompanying notes are an integral part of these financial statements.

AMG Managers Emerging Opportunities Fund

Portfolio Manager’s Comments (unaudited)

AMG Managers Emerging Opportunities Fund Annual Report Commentary as of October 31, 2016.The AMG Managers Emerging Opportunities Fund (Class S1) returned 2.5% for the fiscal year ended October 31, 2016, compared with a 1.5% return for its benchmark, the Russell Microcap® Index.

Wedge Capital Management LLP AMG Managers Emerging Opportunities Fund For the Fiscal year ended October 31, 2016

ECONOMIC/MARKET COMMENTARY

We began the year with a “risk off” rally as questions continued around an economic recovery. This sell-off was quickly reversed as the U.S. Federal Reserve (the Fed) delivered a message of hope stimulating a “risk on” environment. The second quarter was more about the exceptional performance of the bond proxies as investors continued their search for yield. During the third quarter, the bond proxies took a back seat as a low-quality rally ensued in the small cap segment.

While global monetary policy remains accommodative, the Fed stands prepared to continue the slow movement of short-term rates up, possibly as early as this year. While the market largely anticipates this move, other factors could increase market volatility over the remainder of the year. The U.S. presidential election, perhaps the most controversial one in our memory, will likely cause short-term volatility but should settle down once the uncertainty is removed. Oil prices have stabilized more recently and OPEC members appear to be working closely together again to influence output. While capital investment remains depressed, industrial production is up and the U.S. consumer, though cautious, appears poised to open their wallet slightly more. New home sales are up, gas prices are down and we shall see where the holiday sales take us. In the meantime, we will remain disciplined and seek to take advantage of any market volatility and temporary dislocations to plant the seeds for future investment returns.

PERFORMANCE AND ATTRIBUTION ANALYSIS

During the 12 month-period ending October 31, 2016, the portion of the Fund managed by WEDGE returned 3.1% compared to the Russell Microcap® Value benchmark return of 6.1%. During the year, real estate investment trusts REITs (+17.32%) and utilities (+34.63%) were the best performing sectors in the Index. Investors were drawn to higher-yielding sectors given the low-yield environment. Most of our underperformance during the year was concentrated in the finance and technology sectors. Being underweight both REITs and banks detracted from relative performance. Weaker stock selection in the technology sector also detracted.

FUND STRUCTURE

We largely maintain a sector neutral position to our internal benchmark with limited exceptions. We want the majority of our added value to be in stock selection, not sector rotation. The Fund is well diversified with risk in line with the benchmark. Turnover continues to be between 50 and 75%. We will remain focused on searching for high quality companies with earnings growth potential, that may be temporarily out of favor.

Lord Abbett & Co LLC AMG Managers Emerging Opportunities Fund For the Fiscal year ended October 31, 2016

For the fiscal year ended October 31, 2016, the portion of the Fund managed by Lord Abbett (the Sleeve) returned 0.9%, relative to its benchmark, the Russell Microcap® Growth Index, which returned (4.6)% over the same period.

Domestic equity markets returned 4.5%, (as represented by the S&P 500® Index), over the past year. Despite this general move higher, there were a few bouts of volatility within U.S. stock markets, notably experiencing their worst start to a year on record, in the early part of 2016. The Fed raised target rates in December, from 0% - 0.25% to 0.25% - 0.5%, citing improved economic outlook and delayed policy-response time as the rationale for the Fed’s actions. This marked the first rate hike by the Fed since 2006. In contrast to the equity market volatility, the U.S. economy continued to expand at a consistent pace during the trailing 12-month period. In October, the unemployment rate reached 4.9%2, while U.S. gross domestic product grew at a 2.9% pace during the third calendar quarter3, a significant increase over the second quarter. The U.S. Bureau of Economic Analysis stated that during the third quarter, personal and disposable income increased along with savings, quarter-over-quarter.

Geopolitical events also contributed to volatility in global markets. The United Kingdom’s referendum in June (“Brexit”) was a surprise that caused a sell-off in global markets. More recently, uncertainty around the outcome of the U.S election weighed on the market’s expectations.

The largest contributor to the Sleeve’s absolute and relative performance during the period was security selection in the health care sector. Within the health care sector, shares of Nevro Corp., a developer of chronic pain treatments, climbed, as the company continuously posted strong revenue growth and improved guidance. Another contributor was Five Prime Therapeutics, a clinical-stage biotechnology company focused on immuno-oncology, which experienced positive momentum as several drugs produced compelling preclinical data points.

Additionally, the Sleeve’s holdings in the information technology sector contributed to relative performance. Five9 Inc., a cloud software company, contributed most. Shares of Five9 surged after the company reported quarterly earnings and revenue above consensus estimates and offered forward guidance that exceeded expectations. Another contributor within information technology was the Sleeve’s position in Instructure, Inc., a builder and operator of cloud-based learning platforms. The company increased its market share as customers displayed high satisfaction with its flagship product, Canvas LMS.

The largest detractor from the Sleeve’s relative performance during the period was security selection in the industrials sector. Within this sector, the Sleeve’s holdings of Astronics Corp., a provider of test-systems and aerospace products to the defense, electronics and semiconductor

AMG Managers Emerging Opportunities Fund

Portfolio Manager’s Comments (continued)

industries, detracted most. Shares of Astronics fell sharply in February after the company reported quarterly revenue and earnings below consensus estimates due to lower test-system sales. Nv5 Holdings Inc., a consulting solutions and technical engineering provider to the public and private sector, also detracted from relative performance. Shares saw a precipitous drop after the company lowered guidance and announced the acquisition of JBA Consulting Engineers, Inc. in October.

The materials sector was another detractor from relative performance during the period. Within this sector, the Sleeve’s position in Flotek Industries Inc., a developer and supplier of oilfield products, services and equipment to the oil, gas and mining industries, detracted from relative performance and was one of the poorest performing holdings in the Fund. Flotek’s share price declined due to low oil prices and cuts to Exploration & Production (E&P) oil companies’ capital expenditure, which had a negative effect on oil service companies. Flotek also reported in January that the SEC had provided notice of an inquiry related to the company’s FracMax® software. The Sleeve’s position in U.S. Concrete, Inc., a domestic producer of ready-mixed concrete, returned a modest gain but hurt the Sleeve’s relative performance as July and August Texas cement shipments were late due to weather and concerns over margin compression.

Next Century Growth Investors, LLC AMG Managers Emerging Opportunities Fund For the Fiscal year ended October 31, 2016

During the fiscal year ended October 31, 2016, the portion of the Fund managed by Next Century returned 6.7% relative to its benchmark, the Russell Microcap® Growth Index, which returned (4.6)% over the same period.

Strong relative performance in past year was driven by the technology/telecom and health care sectors. These have been the two most important sectors for microcap growth investors and our stocks performed better on average than those in the Index. The main detractor to our relative performance was stock selection in the consumer sector.

From late 2015 thru mid-February 2016, small-cap technology and telecom stocks (an overweight for us) were hit with a dramatic correction. We are still not sure what caused the decline but it drove prices of many stocks down over 30% without any change in business prospects. Following this downdraft, we added to holdings where business fundamentals were most dislocated from stock prices. Some of those additions boosted performance as the year progressed and the stocks rebounded significantly.

The health care sector has also been volatile, periodically providing excellent opportunities to buy very fast growing companies and attractive valuations. Some of the companies we bought during periods of weakness early in the year boosted performance later in the year.

The M&A market remained active during the past year and two of the Fund’s technology holdings were bought out at healthy premiums. The IPO market, which has not been very attractive in the past few years, launched a handful of good growth companies which we added to the Fund. These contributed somewhat to short term performance and we think will contribute even more in the longer term.

The biggest detractor to our performance in the past year has been the consumer sector. It has been a difficult area for small-cap growth investors due to poor traffic trends and cost pressures in the restaurant group and ecommerce competition in the retail industry. The backdrop for consumers is positive if you consider steady job creation, rising wages, low gasoline prices, low interest rates and rising home values. The stocks in this group have been underperforming for many months and are at low valuations. We have moved to a slight overweight in the sector, believing better times are coming for some of these companies.

We think the environment is improving for our investment style and anticipate acceleration of the U.S. economy from the roughly 2% rate we’ve seen the past few years. We think interest rates will move up gradually as sectors of the U.S.

economy that have been lagging (energy, industrials, agriculture) begin to improve and job creation and wage inflation continue to march upward.

RBC Global Asset Management (U.S.) Inc. AMG Managers Emerging Opportunities Fund For the Fiscal year ended October 31, 2016

MARKET COMMENTARY

At this time last year, U.S. equity markets were in turmoil as calendar third-quarter returns represented the weakest quarter for U.S. stocks in four years. As markets collapsed under concerns over slowing Chinese growth and its impact on the global economy, our fiscal year staggered to its conclusion, as markets struggled to stay in positive territory. While we remained cautiously optimistic for the 2016 fiscal year, it was clear that investor confidence had been shaken. And while the winter of 2015 initially offered some reprieve, as markets rallied and fundamental data continued to improve, so much so that the Fed saw fit to raise interest rates for the first time in nearly a decade, the rally was short lived as markets cratered early in 2016, driving the worst start to a calendar year in market history. However, as has been the hallmark of this now eight-year bull market, significant sell-offs were met with an even stronger, essentially uninterrupted — not withstanding some short-lived headwinds following the surprise Brexit decision — rally following the market bottom in mid-February of the this year that saw equity markets make multiple new closing highs to close out our fiscal year with exceptionally strong mid-teens returns.

Micro-cap stocks, as represented by the Russell Microcap® Index, had a modest return for the year despite eight of the 11 economic sectors posting positive returns. The utilities (+31.9%), telecommunication services (+12.1%) and financials (+12.0%) sectors were the best performing sectors in the index. The worst performing sectors included energy (-24.3%) and health care (-12.9%). The portion of the Fund

AMG Managers Emerging Opportunities Fund

Portfolio Manager’s Comments (continued)

managed by RBC is slightly overweight utilities, moderately underweight telecommunication services, significantly underweight financials, slightly overweight energy and significantly underweight to the Index’s health care weighting.

FUND OVERVIEW

During the 12-month period ending October 31, 2016, the portion of the Fund managed by RBC returned 5.6% relative to its benchmark, the Russell Microcap® Index, which returned 1.5% over the same period.

One Year Fund Strengths & Weaknesses

Strengths:

•	Favorable stock selection and underweight in health care: +427 bps in aggregate

•	Favorable stock selection in industrials: +241 bps

•	Favorable stock selection in energy: +108 bps

Weaknesses:

•	Adverse stock selection and underweight in financials: -121 bps in aggregate

•	Adverse stock selection in consumer discretionary: -119 bps

•	Adverse stock selection in information technology: -34 bps

OUTLOOK

Following the weaker results of 2015, 2016 represented a significant bounce back, resuming the upward trajectory markets have broadly experienced following the economic crisis of 2008. As we have in recent years, we remain cautiously optimistic regarding the coming year and beyond for both equity markets and the Fund. Markets, as they have done numerous times in recent years, again demonstrated their resiliency, rebounding from a historically slow start to the year and then again following the initial shock of the Brexit decision. This resiliency in the face of uncertainty, coupled with the ever improving fundamental landscape in the US, — robust job creation, accelerating wage growth (now at post-recession highs), increasing new home sales and improving manufacturing and corporate America data — are the foundation for our optimism. However, we remain keenly aware that there are a litany of concerns, both new and old, that have the potential to significantly impact the course of markets in 2017 and beyond — most notably the upcoming U.S. presidential election and likely additional increases in interest rates. Geopolitical risks also continue to represent potential headwinds for equity markets, and while Brexit’s “bark has been far worse than its bite” thus far, we must remember that we are in the early innings of the actual transition. Outside of Brexit, we are struck with the persistence of geopolitical risks from recent years — ISIS, Syria, and China, among others — that represent potential meaningful headwinds for equity markets for years to come. Finally, it’s interesting to note that the extreme volatility from earlier in the year, and, in fact, over the past few years, gave way to a calm of sorts to close out the fiscal year. While this has been a welcome change of pace, one must consider that it is unlikely to persist without some disruption in the not-too-distant future. Despite these challenges, the U.S. economy, and thus equity markets, remains on what appears to be quite solid footing, as valuations do not appear stretched and by some measures modestly supportive of further equity advancements. All told, we remain optimistic for U.S. equity markets, though we do stress caution that there is a high likelihood of a somewhat bumpy ride. However, for the patient, long-term focused investor; we see significant opportunity for further gains.

The portion of the Fund managed by RBC focuses on neglected small and microcap companies with attractive long-term fundamentals, near-term profitability improvement potential and low relative valuations. We emphasize market leaders with proven products or services, sustainable competitive advantages, solid balance sheets and attractive cash flows. While sector weightings are a result of bottom-up research and stock selection, we believe the portion of the Fund managed by RBC remains positioned for economic recovery, with overweights to the economically sensitive industrials, consumer discretionary and materials sectors.

This commentary reflects the viewpoints of the portfolio managers, Lord, Abbett & Co. LLC, Next Century Growth Investors LLC, RBC Global Asset Management (U.S.) Inc. and WEDGE Capital Management L.L.P., as of October 31, 2016 and is not intended as a forecast or guarantee of future results.

[1]	Prior to October 1, 2016, the Fund’s Class S shares were known as Service Class shares.
[2]	US Bureau of Labor Statistics
[3]	“New Release: Gross Domestic Product,” Bureau of Economic Analysis, June 28, 2016

AMG Managers Emerging Opportunities Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Emerging Opportunities Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG Managers Emerging Opportunities Fund’s Class S (formerly Service Class) on October 31, 2005 to a $10,000 investment made in the Russell Microcap® Index and the Russell 2000® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Emerging Opportunities Fund and the Russell Microcap® Index and Russell 2000® Index for the same time periods ended October 31, 2016.

	One	Five	Ten	Since	Inception
Average Annual Total Returns[1]	Year	Years	Years	Inception	Date
AMG Managers Emerging Opportunities Fund[2,3,4,5]
Class S6	2.50%	11.67%	6.89%	12.21%	06/30/94
Class I6	2.73%	11.94%	—	15.08%	10/01/11
Russell Microcap® Index[7]	1.54%	12.17%	4.27%	5.70%[8]	06/01/05
Russell 2000® Index[9]	4.11%	11.51%	5.96%	8.89%	06/30/94	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges, and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2016. All returns are in U.S. dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the special risks associated with investments in micro-cap companies, such as relatively short earnings histories, competitive conditions, less publicly available corporate information, and reliance on a limited number of products.
[4]	Investing in initial public offerings (IPOs) is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. Stocks purchased in IPOs generally do not have a trading history, and information about the companies may be available for very limited periods.
[5]	Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.
[6]	As of October 1, 2016, the Fund’s Service Class and Institutional Class were renamed Class S and Class I, respectively.
[7]	The Russell Microcap® Index tracks the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market and is represented by the smallest 1,000 securities in the Russell 2000® Index plus the next 1,000 securities. Unlike the Fund, the Russell Microcap® Index is unmanaged, is not available for investment, and does not incur expenses
[8]	The Russell Microcap® Index Inception date is June 1, 2005.
[9]	The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers Emerging Opportunities Fund

Fund Snapshots (unaudited)

October 31, 2016

PORTFOLIO BREAKDOWN

	AMG Managers	Russell	Russell
	Emerging	Microcap®	2000®
Sector	Opportunities Fund*	Index	Index
Information Technology	22.8%	14.9%	18.0%
Health Care	16.1%	19.3%	13.1%
Industrials	15.9%	11.2%	14.2%
Consumer Discretionary	15.4%	13.2%	12.6%
Financials	14.1%	25.3%	18.2%
Materials	3.5%	2.9%	4.7%
Consumer Staples	2.8%	2.0%	3.1%
Energy	2.6%	3.9%	3.2%
Real Estate	1.9%	4.4%	8.2%
Utilities	0.9%	1.6%	4.0%
Telecommunication Services	0.6%	1.3%	0.7%
Exchange Traded Fund	0.1%	0.0%	0.0%
Other Assets and Liabilities	3.3%	0.0%	0.0%

*	As a percentage of net assets.

TOP TEN HOLDINGS

% of
Security Name	Net Assets
Patrick Industries, Inc.**	2.0%
Universal Electronics, Inc.**	1.9%
U.S. Physical Therapy, Inc.**	1.4%
Compass Diversified Holdings**	1.4%
Five9, Inc.	1.1%
Instructure, Inc.	1.1%
Novanta, Inc.	1.0%
LGI Homes, Inc.	1.0%
Vascular Solutions, Inc.	1.0%
MINDBODY, Inc., Class A	0.9%

Top Ten as a Group	12.8%

**	Top Ten Holdings as of April 30, 2016.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers Emerging Opportunities Fund

Schedule of Portfolio Investments

October 31, 2016

	Shares	Value
Common Stocks - 96.6%
Consumer Discretionary - 15.4%
Big 5 Sporting Goods Corp.	16,400	$254,200
Build-A-Bear Workshop, Inc.*	6,700	90,450
Cavco Industries, Inc.*	6,501	600,692
Century Casinos, Inc.*	11,900	75,446
Chegg, Inc.*	62,531	415,831
Citi Trends, Inc.	18,100	359,466
ClubCorp Holdings, Inc.	22,468	259,505
Culp, Inc.	6,600	184,800
Delta Apparel, Inc.*	39,260	647,790
Destination Maternity Corp.	20,270	137,633
Destination XL Group, Inc.*	160,546	650,211
Duluth Holdings, Inc., Class B*,1	16,913	459,188
Etsy, Inc.*	25,559	331,756
Fox Factory Holding Corp.*	29,425	638,522
Grand Canyon Education, Inc.*	16,430	717,005
Gray Television, Inc.*	26,960	239,944
The Habit Restaurants, Inc., Class A*	29,729	420,665
Haverty Furniture Cos., Inc.	8,750	155,312
iRobot Corp.*	10,913	553,289
J Alexander’s Holdings, Inc.*	19,000	171,000
Johnson Outdoors, Inc., Class A	2,525	90,850
Kirkland’s, Inc.*	11,500	140,415
Kona Grill, Inc.*	69,893	751,350
LGI Homes, Inc.*	49,680	1,478,477
Libbey, Inc.	43,720	699,957
Lifetime Brands, Inc.	16,700	236,305
Malibu Boats, Inc., Class A*	46,686	684,884
The Marcus Corp.	14,225	376,962
MarineMax, Inc.*	25,907	516,845
Monarch Casino & Resort, Inc.*	12,100	286,165
Papa Murphy’s Holdings, Inc.*	14,780	82,177
Performance Sports Group, Ltd.*	10,360	21,238
Potbelly Corp.*,1	12,200	159,210
Red Robin Gourmet Burgers, Inc.*	5,790	266,340
Rocky Brands, Inc.	5,725	61,258
Ruth’s Hospitality Group, Inc.	28,300	448,555
Salem Media Group, Inc.	69,881	380,851
Sequential Brands Group, Inc.*,1	64,800	466,560
Smith & Wesson Holding Corp.*	26,258	693,999

	Shares	Value
Spartan Motors, Inc.	9,700	$82,935
Sportsman’s Warehouse Holdings, Inc.*	43,103	396,548
Stein Mart, Inc.	21,900	131,838
Stoneridge, Inc.*	44,163	654,496
Superior Uniform Group, Inc.	22,080	392,803
Tandy Leather Factory, Inc.*	72,200	534,280
Tower International, Inc.	16,100	349,370
Unifi, Inc.*	9,700	278,875
Universal Electronics, Inc.*	40,738	2,857,771
West Marine, Inc.*	20,500	164,000
William Lyon Homes, Class A*	20,946	374,096
Wingstop, Inc.	32,521	870,262
ZAGG, Inc.*	79,897	519,330
Zoe’s Kitchen, Inc.*	7,887	178,798
Total Consumer Discretionary		22,990,505
Consumer Staples - 2.8%
Amplify Snack Brands, Inc.*,1	28,383	411,270
Calavo Growers, Inc.	9,423	557,370
elf Beauty, Inc.*,1	13,627	352,394
Farmer Bros. Co.*	11,200	366,240
John B Sanfilippo & Son, Inc.	12,820	649,718
Landec Corp.*,1	39,930	529,072
Medifast, Inc.	5,000	205,300
MGP Ingredients, Inc.[1]	8,561	301,433
Omega Protein Corp.*	11,700	260,910
Primo Water Corp.*	46,405	607,441
Total Consumer Staples		4,241,148
Energy - 2.6%
Aspen Aerogels, Inc.*	32,479	200,395
Callon Petroleum Co.*	65,150	846,298
Dawson Geophysical Co.*	50,959	333,781
GasLog, Ltd.[1]	31,175	478,536
Gulf Island Fabrication, Inc.	35,391	353,910
Gulfport Energy Corp.*	24,440	589,248
Matrix Service Co.*	10,200	180,540
Natural Gas Services Group, Inc.*	16,500	358,050
Ring Energy, Inc.*,1	58,860	543,278
Synergy Resources Corp.*,1	10,360	70,862
Total Energy		3,954,898
Financials - 14.1%
Access National Corp.[1]	4,400	103,708

The accompanying notes are an integral part of these financial statements.

AMG Managers Emerging Opportunities Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Financials - 14.1% (continued)
American National Bankshares, Inc.	6,800	$183,940
AMERISAFE, Inc.	22,910	1,273,796
Arrow Financial Corp.	8,906	281,430
Atlas Financial Holdings, Inc.*	35,550	609,682
Bank Mutual Corp.	21,300	166,140
Bank of Marin Bancorp[1]	3,400	172,550
Blue Capital Reinsurance Holdings, Ltd.[1]	13,600	240,720
Boston Private Financial Holdings, Inc.	6,960	91,524
Central Valley Community Bancorp	11,900	170,408
Charter Financial Corp.	6,100	77,165
CNB Financial Corp.	4,800	93,840
CoBiz Financial, Inc.	41,140	523,301
Compass Diversified Holdings	111,790	2,045,757
Crawford & Co., Class B1	16,500	185,625
Diamond Hill Investment Group, Inc.	1,900	345,819
Equity Bancshares, Inc., Class A*	3,500	91,105
Farmers Capital Bank Corp.	2,800	87,920
Farmers National Banc Corp.	9,200	96,600
Federal Agricultural Mortgage Corp., Class C	9,700	396,051
First Bancorp	34,180	675,739
First Community Bancshares, Inc.	7,600	172,140
First Defiance Financial Corp.	10,400	410,592
First Financial Corp.	9,400	376,940
Flushing Financial Corp.	15,850	339,507
German American Bancorp, Inc.	14,210	553,195
Hallmark Financial Services, Inc.*	7,900	81,844
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	15,814	361,508
HCI Group, Inc.	5,700	154,527
Heritage Financial Corp.	29,417	541,273
Home Bancorp, Inc.	3,000	86,130
HomeStreet, Inc.*	19,479	536,646
Independent Bank Corp.	29,500	495,600
Kinsale Capital Group, Inc.[1]	24,138	580,519
LendingTree, Inc.*,1	5,802	463,290
MainSource Financial Group, Inc.	11,900	297,024
Marlin Business Services Corp.	9,400	164,500
Mercantile Bank Corp.	24,870	684,422
Merchants Bancshares, Inc.	3,000	129,000
Midland States Bancorp, Inc.	6,900	176,157
NewStar Financial, Inc.*	11,200	108,976

	Shares	Value
NMI Holdings, Inc., Class A*	15,500	$118,575
Northrim BanCorp, Inc.	26,876	659,806
Old Second Bancorp, Inc.	22,400	173,600
Pacific Continental Corp.	10,700	183,505
Pacific Premier Bancorp, Inc.*	44,476	1,149,705
Preferred Bank	28,540	1,082,237
Regional Management Corp.*	12,300	273,921
Riverview Bancorp, Inc.	16,200	84,726
Sierra Bancorp	5,200	92,872
Southwest Bancorp, Inc.	10,100	188,365
State Bank Financial Corp.	19,340	426,447
State National Cos, Inc.	16,600	169,818
Stock Yards Bancorp, Inc.	11,835	403,574
Territorial Bancorp, Inc.	7,125	203,205
TriState Capital Holdings, Inc.*	16,900	298,285
Triumph Bancorp, Inc.*	9,100	169,260
United Community Financial Corp.	28,500	209,475
United Insurance Holdings Corp.	9,400	136,300
Waterstone Financial, Inc.	16,300	276,285
West Bancorporation, Inc.	4,825	93,122
Total Financials		21,019,693
Health Care - 16.1%
AAC Holdings, Inc.*	29,547	484,275
Acceleron Pharma, Inc.*,1	13,628	381,993
Addus HomeCare Corp.*	7,600	192,280
AxoGen, Inc.*,1	57,682	510,486
BioScrip, Inc.*	68,350	183,862
BioTelemetry, Inc.*	14,700	260,190
Blueprint Medicines Corp.*,1	23,595	707,378
Cardiovascular Systems, Inc.*	14,838	347,654
Chembio Diagnostics, Inc.*	12,700	87,630
Clovis Oncology, Inc.*,1	4,454	129,522
Coherus Biosciences, Inc.*,1	30,419	831,960
Corcept Therapeutics, Inc.*	49,093	340,705
Cross Country Healthcare, Inc.*	16,654	186,025
Endologix, Inc.*,1	26,989	282,305
Entellus Medical, Inc.*,1	11,829	241,903
Enzo Biochem, Inc.*	26,900	164,090
Evolent Health, Inc., Class A*,1	9,973	209,932
Exactech, Inc.*	22,840	551,586
Five Prime Therapeutics, Inc.*	9,426	457,444

The accompanying notes are an integral part of these financial statements.

AMG Managers Emerging Opportunities Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Health Care - 16.1% (continued)
Foundation Medicine, Inc.*	19,515	$442,990
Genomic Health, Inc.*	15,171	452,248
Glaukos Corp.*	40,190	1,342,346
Healthways, Inc.*	19,346	479,781
Heska Corp.*	4,000	197,600
Inogen, Inc.*	17,985	965,255
Invuity, Inc.*,1	43,055	437,008
iRhythm Technologies, Inc.*	16,631	414,943
K2M Group Holdings, Inc.*	14,094	240,585
Lantheus Holdings, Inc.*	19,800	171,270
LeMaitre Vascular, Inc.	18,500	387,390
Mazor Robotics, Ltd., ADR*	10,155	233,870
NanoString Technologies, Inc.*	38,526	749,331
Natera, Inc.*,1	31,975	271,148
National Research Corp., Class A1	5,800	89,030
NeoGenomics, Inc.*	99,385	801,043
NxStage Medical, Inc.*	9,823	223,375
OraSure Technologies, Inc.*	53,500	401,785
Pacific Biosciences of California, Inc.*,1	112,153	953,300
The Providence Service Corp.*	7,100	287,302
Repligen Corp.*	16,985	485,261
Sage Therapeutics, Inc.*,1	8,790	382,717
Spark Therapeutics, Inc.*,1	3,748	176,193
The Spectranetics Corp.*	27,438	595,405
Streamline Health Solutions, Inc.*	96,021	168,037
Surmodics, Inc.*	13,030	324,447
Tactile Systems Technology, Inc.*,1	29,300	520,514
U.S. Physical Therapy, Inc.	37,614	2,140,237
Utah Medical Products, Inc.	1,500	93,225
Vascular Solutions, Inc.*	31,912	1,455,187
Vocera Communications, Inc.*	31,372	577,245
Xencor, Inc.*	14,531	309,365
Zeltiq Aesthetics, Inc.*,1	19,892	658,425
Total Health Care		23,979,078
Industrials - 15.9%
ACCO Brands Corp.*	96,633	1,072,626
Air Transport Services Group, Inc.*	41,693	551,598
Alamo Group, Inc.	5,759	373,874
Ameresco, Inc., Class A*	33,300	159,840
ArcBest Corp.	14,900	296,510

	Shares	Value
Argan, Inc.	12,587	$715,571
AZZ, Inc.	22,960	1,222,620
Builders FirstSource, Inc.*	37,999	367,450
Casella Waste Systems, Inc., Class A*	59,877	670,622
Columbus McKinnon Corp.	70,630	1,376,579
Covenant Transportation Group, Inc., Class A*	37,117	593,501
CRA International, Inc.*	10,850	337,869
Ducommun, Inc.*	22,300	424,592
Echo Global Logistics, Inc.*	9,907	210,028
Ennis, Inc.	56,260	824,209
FreightCar America, Inc.	22,400	292,544
Global Brass & Copper Holdings, Inc.	12,000	344,400
GP Strategies Corp.*	5,700	147,345
The Greenbrier Cos., Inc.	20,437	643,766
Heidrick & Struggles International, Inc.	9,400	173,900
Hudson Technologies, Inc.*	148,780	907,558
Hurco Cos., Inc.	2,700	70,740
Insperity, Inc.	3,077	231,390
Insteel Industries, Inc.	10,500	282,450
Interface, Inc.	15,020	238,067
Kadant, Inc.	3,400	175,610
The KEYW Holding Corp.*	2,120	22,239
LSI Industries, Inc.	36,835	316,781
Lydall, Inc.*	23,210	1,085,068
Marten Transport, Ltd.	29,388	602,454
Mercury Systems, Inc.*	22,928	636,940
Neff Corp., Class A*	73,192	662,388
NN, Inc.	38,520	679,878
NV5 Global, Inc.*	45,815	1,310,309
Old Dominion Freight Line, Inc.*	3,585	267,728
Patrick Industries, Inc.*	51,705	2,965,282
PGT, Inc.*	61,470	602,406
Radiant Logistics, Inc.*	152,100	380,250
Sparton Corp.*	5,920	141,666
Sun Hydraulics Corp.	3,330	98,002
Titan International, Inc.	42,845	436,591
TPI Composites, Inc.*,1	10,406	165,664
Universal Logistics Holdings, Inc.	5,000	62,250
USA Truck, Inc.*	23,600	194,228
Vectrus, Inc.*	22,200	372,294

The accompanying notes are an integral part of these financial statements.

AMG Managers Emerging Opportunities Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Industrials - 15.9% (continued)
YRC Worldwide, Inc.*,1	6,900	$61,272
Total Industrials		23,768,949
Information Technology - 22.8%
2U, Inc.*,1	6,209	216,446
8x8, Inc.*	89,659	1,277,641
Alarm.com Holdings, Inc.*	21,167	617,653
Amber Road, Inc.*	59,573	567,731
American Software, Inc., Class A	27,550	287,346
Applied Micro Circuits Corp.*	73,355	542,827
Apptio, Inc.,Class A*	15,847	312,661
Aspen Technology, Inc.*	2,350	115,714
Bel Fuse, Inc., Class B	7,400	176,490
Benefitfocus, Inc.*,1	12,589	409,142
Blackline, Inc.*	8,208	186,732
Brightcove, Inc.*	25,209	281,080
BroadSoft, Inc.*	9,723	403,991
Calix, Inc.*	23,800	148,750
Callidus Software, Inc.*	12,479	227,742
Carbonite, Inc.*	5,800	98,890
CEVA, Inc.*	22,308	670,355
comScore, Inc.*	3,670	105,659
Control4 Corp.*	51,299	579,166
CTS Corp.	18,800	342,160
CYREN, Ltd.*	108,510	233,296
Datalink Corp.*	18,300	173,484
DHI Group, Inc.*	90,400	515,280
Digi International, Inc.*	24,683	225,849
ePlus, Inc.*	4,000	366,200
Everbridge, Inc.*,1	89,538	1,317,999
Exa Corp.*,1	7,800	109,200
Fabrinet*	9,503	360,734
Five9, Inc.*	118,255	1,693,412
Gigamon, Inc.*	4,854	268,426
Globant, S.A.*,1	7,679	334,036
Glu Mobile, Inc.*	43,380	85,892
The Hackett Group, Inc.	24,600	396,552
II-VI, Inc.*	24,645	685,131
Impinj, Inc.*,1	9,416	232,481
Information Services Group, Inc.*	42,900	169,455
Inphi Corp.*	31,150	1,155,665

	Shares	Value
Instructure, Inc.*	64,329	$1,637,173
Interactive Intelligence Group, Inc.*	13,230	799,754
Lionbridge Technologies, Inc.*	80,500	388,815
Materialise N.V., ADR*,4	39,110	267,121
MaxLinear, Inc., Class A*	19,917	372,647
Mimecast, Ltd.*	20,807	421,134
MINDBODY, Inc., Class A*,1	66,861	1,384,023
Nanometrics, Inc.*	9,400	196,366
NCI, Inc., Class A	13,400	157,450
Novanta, Inc.*	88,760	1,548,862
Oclaro, Inc.*	46,415	339,294
PC Connection, Inc.	20,566	477,337
Planet Payment, Inc.*	54,815	191,304
Q2 Holdings, Inc.*	29,481	828,416
QAD, Inc., Class A	4,800	115,440
Radisys Corp.*	54,900	228,933
Rapid7, Inc.*,1	40,217	576,310
Sapiens International Corp. N.V.	79,370	1,080,226
ShoreTel, Inc.*	49,300	327,845
Silver Spring Networks, Inc.*	29,178	410,243
SPS Commerce, Inc.*	5,777	360,369
Talend, S.A., ADR*,1	14,812	320,976
Tangoe, Inc.*	23,100	198,198
TechTarget, Inc.*	73,606	594,736
TESSCO Technologies, Inc.	53,460	622,809
The Trade Desk, Inc., Class A*,1	5,313	133,781
Tucows, Inc., Class A*,1	6,100	182,085
Tyler Technologies, Inc.*	5,900	946,360
USA Technologies, Inc.*,1	100,559	452,516
Vishay Precision Group, Inc.*	17,270	271,139
Wix.com, Ltd.*	10,981	439,240
Workiva, Inc.*	33,373	552,323
Xactly Corp.*	85,857	1,107,555
Xplore Technologies Corp.*	66,392	142,079
Total Information Technology		33,964,127
Materials - 3.5%
Ferro Corp.*	36,137	468,336
FutureFuel Corp.	33,300	364,968
Koppers Holdings, Inc.*	28,020	917,655
Materion Corp.	12,125	367,388
Myers Industries, Inc.	18,100	218,105

The accompanying notes are an integral part of these financial statements.

AMG Managers Emerging Opportunities Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Materials - 3.5% (continued)
OMNOVA Solutions, Inc.*	136,481	$1,037,256
Real Industry, Inc.*	50,600	270,710
Trecora Resources*	16,000	164,000
Universal Stainless & Alloy Products, Inc.*	45,060	473,130
US Concrete, Inc.*,1	19,137	954,936
Total Materials		5,236,484
Real Estate - 1.9%
Community Healthcare Trust, Inc.	47,570	1,064,617
Gladstone Land Corp.	11,000	115,280
Gramercy Property Trust	28,344	261,332
LaSalle Hotel Properties	9,750	231,562
National Storage Affiliates Trust	8,914	174,536
NexPoint Residential Trust, Inc.	18,659	347,804
One Liberty Properties, Inc.	12,100	285,076
Whitestone	25,800	343,140
Total Real Estate		2,823,347
Telecommunication Services - 0.6%
Boingo Wireless, Inc.*	94,148	915,119
Utilities - 0.9%
Chesapeake Utilities Corp.	2,562	164,096
Connecticut Water Service, Inc.	4,000	208,280
Middlesex Water Co.	4,600	166,060
Unitil Corp.	18,610	755,008
Total Utilities		1,293,444
Total Common Stocks (cost $116,118,610)		144,186,792
Exchange Traded Funds - 0.1%
SPDR S&P Regional Banking ETF (cost $47,310)	2,450	107,286

	Shares	Value
Warrants - 0.0%#
Imperial Holdings, Inc. Warrants,* (cost $36)	3,571	-

	Principal Amount
Short-Term Investments - 10.0%
Repurchase Agreements - 6.0%[2]
Cantor Fitzgerald Securities, Inc., dated 10/31/16, due 11/01/16, 0.350% total to be received $2,114,715 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.500%, 11/15/16 - 09/20/66, totaling $2,156,988)	$2,114,694	$2,114,694
Citigroup Global Markets, Inc., dated 10/31/16, due 11/01/16, 0.340% total to be received $2,114,714 (collateralized by various U.S. Government Agency Obligations, 0.000% - 7.500%, 11/15/16 - 11/01/46, totaling $2,156,988)	2,114,694	2,114,694
Daiwa Capital Markets America, dated 10/31/16, due 11/01/16, 0.340% total to be received $2,114,714 (collateralized by various U.S. Government Agency Obligations, 0.000% - 9.000%, 11/10/16 - 02/01/49, totaling $2,156,988)	2,114,694	2,114,694
Deutsche Bank Securities, Inc., dated 10/31/16, due 11/01/16, 0.360% total to be received $444,959 (collateralized by various U.S. Government Agency Obligations, 1.375% - 1.625%, 06/30/20 - 01/31/21, totaling $453,854)	444,955	444,955
Nomura Securities International, Inc., dated 10/31/16, due 11/01/16, 0.340% total to be received $2,114,714 (collateralized by various U.S. Government Agency Obligations, 0.000% - 9.000%, 11/03/16 - 09/20/66, totaling $2,156,988)	2,114,694	2,114,694
Total Repurchase Agreements		8,903,731

	Share
Other Investment Companies - 4.0%[3]
Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.28%	5,956,288	5,956,288
Total Short-Term Investments (cost $14,860,019)		14,860,019
Total Investments - 106.7% (cost $131,025,975)		159,154,097
Other Assets, less Liabilities - (6.7)%		(9,982,313)
Net Assets - 100.0%		$149,171,784

The accompanying notes are an integral part of these financial statements.

AMG Managers CenterSquare Real Estate Fund

Portfolio Manager’s Comments (unaudited)

AMG Managers CenterSquare Real Estate Fund1 seeks a combination of income and long-term capital appreciation by investing in stocks of companies that are principally engaged in owning and operating commercial real estate properties for the benefit of their investors, including real estate investment trusts (REITs). AMG Funds LLC utilizes an independent subadvisor, CenterSquare Investment Management, LLC (CenterSquare), to manage the assets of this Fund.

THE SUBADVISOR

CenterSquare Investment Management, LLC

The investment team at CenterSquare believes real estate securities play an important role in a multi-asset class investment portfolio.

CenterSquare’s investment strategy recognizes that real estate securities are not simply stocks or real estate. They are hybrid financial investments that must be valued on the basis of a number of meaningful factors, only one of which is the value of the firm’s property portfolio. To accurately assess the relative value of a REIT, CenterSquare takes into account critical business and market factors, such as: the company’s capitalization, its position within public capital markets and the quality of the management team.

CenterSquare believes that investment success is the result of the company’s ability to provide a consistently accurate answer to the question at the heart of its value-oriented investment strategy: which REITs do they believe will generate the highest risk-adjusted returns? CenterSquare believes that a diversified fund with a value orientation will result in strong risk-adjusted returns.

CenterSquare employs a value-oriented investment process with two distinct and complementary components: bottom-up real estate research and the company’s proprietary Relative Value Model (RVM) securities valuation process, which was designed to provide a uniform basis for evaluating the validity of a security’s trading price. Combining real estate research and the RVM process has been central to CenterSquare’s track record of delivering strong returns without incurring high levels of risk.

THE YEAR IN REVIEW

For the 12 months ending October 31, 2016, the AMG Managers CenterSquare Real Estate Fund (Class S2) (the “Fund”) returned 5.3%, compared with 5.0% for its benchmark, the Dow Jones U.S. Select REIT Index. During the same period, the S&P 500 Index returned 4.5%.

The U.S. REIT market outperformed the broader equity markets during the year ended October 31, 2016. Investor sentiment for REITs and other income-oriented investments continues to be affected by the short-term outlook for the U.S. Federal Reserve’s (the Fed’s) interest policy outlook. The global uncertainty that peaked following the surprise “Brexit” vote probably caused the Fed to delay raising interest rates at the time. However, recent economic data, commentary from the Fed and consensus expectations are all pointing to a hike in December 2016. Just as the rate hike in rate is anticipated, today’s REIT valuations similarly reflect the expectation for higher interest rates. The REIT market has pulled back in recent weeks and valuations are favorable in our opinion. REIT balance sheets are in their strongest position in over 10 years. Because total leverage is lower, the use of short-term or floating-rate debt is limited and capital obligations are well covered, a slightly higher Federal Funds rate should not materially alter a REIT’s cost of capital. We believe long-term interest rates will rise, but this should be accompanied by faster economic growth, which would be good for real estate demand and should offset much of the impact from higher rates.

Most property sectors generated positive total returns during the fiscal year. Property sector performance was led by the specialty, industrial and alternative housing sectors, which posted total returns of 32%, 28% and 26%, respectively. The major underperformers for the year were the hotel, freestanding and regional mall sectors, which posted total returns of (8)%, (8)% and (6)%, respectively.

The Fund’s outperformance during the year was driven by stock selection and sector allocation. From a stock selection standpoint, outperformance for the year was primarily driven by picks in the office infill, apartment and diversified sectors, while picks in the health care and regional mall sectors lost some alpha. The health care sector was the largest detractor from relative performance, as some idiosyncratic factors affected relative performance within the large and diverse group. Exposure to the industrial REITs that are the biggest providers of “last-mile” logistics solutions to e-commerce retailers, an overweight to select apartment owners with middle-market exposure and an underweight to luxury urban apartments benefitted performance.

From a sector-positioning standpoint, an overweight to data center REITs and an underweight to the regional mall group, particularly an under-weight to lower-quality, B-class and C-class malls, were two of the largest contributors to outperformance during the year. An overweight to the apartment REITs early in the year, followed by an underweight later in the year, helped relative performance, as the effect of new supply in urban markets began to weigh on the group’s performance later in the period. An underweight to hotels early in the year also helped performance. On the other hand, alternative housing was a detractor, as the Fund did not own the strongly performing manufactured housing REITs.

AMG Managers CenterSquare Real Estate Fund

Portfolio Manager’s Comments (continued)

OUTLOOK

REIT returns in the most recent period have been negative as the market’s focus shifts again to a potential rate hike by the Fed later this year and following strong returns year-to-date. Although short-term interest rates have once again returned to focus, in our view, long-term rates are unlikely to continue moving rapidly higher from the levels reached in late November. The world remains caught in a low-yield environment and a higher Federal Funds rate is unlikely to alter this. Irrespective of the short-term effect of interest rates, investors should be encouraged that U.S. commercial real estate conditions are healthy, with a favorable supply-demand dynamic, good operating fundamentals, strong cash flow growth and durable, high-dividend yields. We believe REIT valuations are appropriate. The Fund remains focused on REITs with good relative growth and value.

This commentary reflects the viewpoints of the portfolio manager, CenterSquare Investment Management, Inc. as of October 31, 2016 and is not intended as a forecast or guarantee of future results.

[1]	Prior to October 1, 2016, the Fund was known as AMG Managers Real Estate Securities Fund.
[2]	Effective October 1, 2016, outstanding shares of the Fund were reclassified and redesignated as Class S shares.

AMG Managers CenterSquare Real Estate Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers CenterSquare Real Estate Fund’s (formerly AMG Managers Real Estate Securities Fund) cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in AMG Managers CenterSquare Real Estate Fund’s Class S on October 31, 2006, to a $10,000 investment made in the Dow Jones U.S. Select REIT Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers CenterSquare Real Estate Fund and the S&P 500 and Dow Jones U.S. Select REIT indices for the same time periods ended October 31, 2016.

	One	Five	Ten
Average Annual Total Returns[1]	Year	Years	Years
AMG Managers CenterSquare Real Estate Fund[2,3,4,5,6]
Class S7	5.33%	11.35%	6.12%
Dow Jones U.S. Select REIT Index[8]	4.96%	11.18%	4.54%
S&P 500 Index[9]	4.51%	13.57%	6.70%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2016. All returns are in U.S.
dollars ($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.
[4]	Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.
[5]	A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.
[6]	Investing in initial public offerings (IPOs) is risky and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. Stocks purchased in IPOs generally do not have a trading history, and information about the companies may be available for very limited periods.
[7]	Effective October 1, 2016, the shares of the CenterSquare Real Estate Fund were reclassified and redesignated as Class S shares.
[8]	The Dow Jones U.S. Select REIT Index measures U.S. publicly traded Real Estate Investment Trusts. Unlike the Fund, the Dow Jones U.S. Select REIT Index is unmanaged, is not available for investment, and does not incur expenses.
[9]	The S&P 500 Index is a capitalization-weighted index of 500 stocks. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Unlike the Fund, the Index is unmanaged, is not available for investment, and does not incur expenses.

The S&P 500 Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc. All rights reserved.

The Dow Jones U.S. Select REIT Index is proprietary data of Standard & Poor’s Dow Jones Indices LLC, a division of McGraw-Hill Companies, Inc. All rights reserved.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG Managers CenterSquare Real Estate Fund

Fund Snapshots (unaudited)

October 31, 2016

PORTFOLIO BREAKDOWN

AMG Managers
CenterSquare Real Estate
Sector	Fund*
REITS (Apartments)	17.8%
REITS (Diversified)	14.5%
REITS (Health Care)	12.6%
REITS (Regional Malls)	12.0%
REITS (Office Property)	11.9%
REITS (Shopping Centers)	10.4%
REITS (Storage)	7.3%
REITS (Warehouse/Industrials)	6.8%
REITS (Hotels)	5.4%
REITS (Single Tenant)	0.9%
Other Assets and Liabilities	0.4%

*	As a percentage of net assets.

TOP TEN HOLDINGS

%of
Security Name	Net Assets
Simon Property Group, Inc.**	7.1%
Welltower, Inc.**	4.7%
Public Storage**	4.6%
AvalonBay Communities, Inc.**	4.3%
Prologis, Inc.**	3.8%
Equity Residential	3.5%
Vornado Realty Trust	3.3%
Duke Realty Corp.	3.3%
UDR, Inc.	3.1%
Host Hotels & Resorts, Inc.**	3.0%

Top Ten as a Group	40.7%

**	Top Ten Holdings as of April 30, 2016.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG Managers CenterSquare Real Estate Fund

Schedule of Portfolio Investments

October 31, 2016

	Shares	Value
REITs - 99.6%
Apartments - 17.8%
American Homes 4 Rent, Class A	226,070	$4,772,338
AvalonBay Communities, Inc.	105,240	18,014,983
Camden Property Trust	98,560	8,026,726
Colony Starwood Homes	115,860	3,361,099
Education Realty Trust, Inc.	94,090	4,007,293
Equity Residential	237,760	14,681,680
Essex Property Trust, Inc.	43,490	9,310,774
UDR, Inc.	371,920	13,006,042
Total Apartments		75,180,935
Diversified - 14.5%
American Assets Trust, Inc.	18,730	743,768
Digital Realty Trust, Inc.	94,540	8,832,872
Duke Realty Corp.	525,270	13,735,810
Forest City Realty Trust, Inc., Class A	189,200	4,084,828
Liberty Property Trust	150,230	6,073,799
PS Business Parks, Inc.	45,730	5,020,697
STAG Industrial, Inc.	179,260	4,135,528
Vornado Realty Trust	149,720	13,891,022
Washington Real Estate Investment Trust	162,210	4,772,218
Total Diversified		61,290,542
Health Care - 12.6%
Care Capital Properties, Inc.	68,200	1,812,074
HCP, Inc.	327,311	11,210,402
Healthcare Realty Trust, Inc.	76,250	2,431,612
Healthcare Trust of America, Inc., Class A	218,260	6,678,756
Medical Properties Trust, Inc.	41,590	579,765
Ventas, Inc.	155,310	10,522,252
Welltower, Inc.	290,080	19,879,182
Total Health Care		53,114,043
Hotels - 5.4%
Chesapeake Lodging Trust	62,770	1,362,737
DiamondRock Hospitality Co.	154,050	1,409,557
Hospitality Properties Trust	125,640	3,437,510
Host Hotels & Resorts, Inc.	819,320	12,683,074
Sunstone Hotel Investors, Inc.	309,610	3,888,702
Total Hotels		22,781,580
Office Property - 11.9%
Alexandria Real Estate Equities, Inc.	25,290	2,726,515
Boston Properties, Inc.	92,350	11,126,328

	Shares	Value
Columbia Property Trust, Inc.	169,170	$3,566,104
Corporate Office Properties Trust	124,070	3,311,428
Douglas Emmett, Inc.	219,510	8,012,115
Easterly Government Properties, Inc.	5,598	106,194
Highwoods Properties, Inc.	183,430	9,103,631
Hudson Pacific Properties, Inc.	118,900	3,997,418
Mack-Cali Realty Corp.	58,260	1,496,117
Parkway, Inc.*	116,460	2,098,609
SL Green Realty Corp.	47,750	4,690,005
Total Office Property		50,234,464
Regional Malls - 12.0%
General Growth Properties, Inc.	475,580	11,865,721
The Macerich Co.	125,810	8,904,832
Simon Property Group, Inc.	161,560	30,043,698
Total Regional Malls		50,814,251
Shopping Centers - 10.4%
DDR Corp.	389,090	5,949,186
Equity One, Inc.	301,070	8,580,495
Kimco Realty Corp.	338,020	8,994,712
Kite Realty Group Trust	98,020	2,443,639
Ramco-Gershenson Properties Trust	146,620	2,542,391
Regency Centers Corp.	113,050	8,147,513
Weingarten Realty Investors	192,970	6,987,444
Total Shopping Centers		43,645,380
Single Tenant - 0.9%
STORE Capital Corp.	134,339	3,666,111
Storage - 7.3%
CubeSmart	305,880	7,974,292
Life Storage, Inc.	45,440	3,664,736
Public Storage	89,790	19,189,919
Total Storage		30,828,947
Warehouse/Industrials - 6.8%
CyrusOne, Inc.	213,490	9,523,789
First Industrial Realty Trust, Inc.	39,740	1,049,533
Prologis, Inc.	305,830	15,952,093
QTS Realty Trust, Inc., Class A	49,880	2,292,485
Total Warehouse/Industrials		28,817,900
Total REITs
(cost $412,712,141)		420,374,153

The accompanying notes are an integral part of these financial statements.

AMG Managers CenterSquare Real Estate Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Other Investment Companies—0.8%[3]
Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.28%
(cost $3,579,151)	3,579,151	$3,579,151

Value
Total Investments - 100.4% (cost $416,291,292)	$423,953,304
Other Assets, less Liabilities - (0.4)%	(1,847,268)
Net Assets - 100.0%	$422,106,036

The accompanying notes are an integral part of these financial statements.

AMG GW&K Core Bond Fund

Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

For the 12 months ending October 31, 2016, the AMG GW&K Core Bond Fund (Class I1) (the “Fund”) returned 4.8%, compared to the return of 4.4% for the Bloomberg Barclays U.S. Aggregate Bond Index (the Index).

The last quarter of 2015 was challenged by the same general themes that plagued the taxable bond market throughout the year. Investors grappled with an uncertain global growth outlook as China’s economy continued to slow, a stronger U.S. Dollar, plummeting oil prices and an unyielding commodity-related selloff. After months of back and forth, the Federal Open Market Committee (FOMC) finally raised rates for the first tightening of monetary policy in nearly a decade, mollifying one source of angst for investors. The market greeted the hike as affirming a benign economic outlook for the U.S. economy. But for 2015, the U.S. Federal Reserve’s (the Fed’s) actions took a back seat to the commodity price decline and credit-related issues.

Fixed-income markets had an exceptionally volatile start to 2016, but they ended the first quarter largely unchanged. Investor sentiment during the first six weeks was dominated by concerns over a global recession, falling corporate profits and excessive amounts of Emerging Market and corporate debt. Oil touched a 13-year low, the yield curve flattened to its lowest level in nearly ten years and corporate bond spreads reached multi-year highs. But just as suddenly as risk markets sold off in the first half, they rallied into the end of the quarter. Oil rebounded sharply from its bottom amid expectations of a falling surplus, the labor market showed further signs of strengthening and accommodative actions from central banks around the world renewed investor optimism.

In the second quarter, investor sentiment was upbeat through the end of May, as strong economic data buoyed risk assets, and markets largely shrugged off expectations of an imminent Fed rate hike. Encouraging signs from the housing sector and the consumer lifted equities to near-record levels, while strong demand took crude oil above $50 for the first time in almost a year. But a weak May jobs number and mounting concerns about global growth began to put downward pressure on rates, which ultimately bottomed amid a fierce flight to quality in response to the U.K.’s unexpected decision to leave the European Union. Notably, risk assets nearly erased their post-Brexit losses over the final few trading sessions while U.S. Treasuries held onto their gains. The prospect of further central bank stimulus continued to drive the “lower for longer” narrative in fixed-income markets while at the same time offering support to a bullish view of equities and spread product.

Fixed-income markets were unexpectedly quiet in the third quarter, largely shrugging off a dramatic reaction to the Brexit vote at the end of June. Directionless trading suggested a low level of investor conviction amid mixed economic data, conflicting messages from central banks and a lack of major headlines. Interest rates were range bound, credit spreads continued to grind tighter and equities experienced one of their least volatile periods in decades. Worries about a global recession, falling crude prices and excessive debt levels seemed to have subsided, at least temporarily. There were moments of potential concern, as when the European Central Bank (ECB) and the Bank of Japan (BOJ) hinted that they might step back from their ultra-easy monetary policies, but investors were promptly reassured by dovish commentary from the Fed. This listlessness is unlikely to last, however, as uncertainty around the Fed, OPEC and corporate earnings return to the forefront in the coming months. In October, central banks and their attitude toward continued ultra-easy monetary policies, stronger global economic growth and the U.S. elections dominated market sentiment as rates sold off hard across the globe. The market is pricing in a rate hike in December, the first increase in a year. The Fed has suggested allowing the economy to overheat to bring workers back to the workforce.

For the one-year period ending October 2016, interest rates rallied and the Fund’s duration had been modestly longer than the benchmark. The Fund, however, was underweight the long end of the curve, which experienced the largest gains, thus the movement in rates and yield curve had minimal effect.

The primary driver of returns was the Fund’s overweight to investment-grade corporates, which have outperformed the Index. Security selection within the investment-grade bucket was positive as well, with banking, transportation, consumer non-cyclicals and capital goods contributing, while insurance and communications lagged. Our underweight to Treasuries helped, thus our overweight to corporates at the expense of Treasuries was a net contributor. We were slightly overweight mortgage-backed securities, thus our allocation was only a minor negative, as the sector underperformed. Our up-in-coupon, seasoned bias lagged the mortgage segment when rates fell during the period, but offered protection when rates increased. We overweighed taxable municipal bonds, a sector that has outperformed the Index, and where we have benefited from good security selection.

There was a brief bout of volatility in early September after the ECB did not announce an increase or extension to its existing stimulus program, which runs through March 2017. When the BOJ followed up with a slight change in its accommodative strategy, investors began to question the effectiveness of central bank policy and whether it had begun to reach its practical limits. But worries about an eventual reckoning were quieted when the Fed left rates unchanged and signaled a slow pace of future hikes. The sharpness of the selloff, however, shows just how dependent the recent rally has been on accommodative policy, and how sensitive investors have become to its potential removal. In light of this heightened sensitivity, we expect volatility to remain elevated, moderate economic growth and modest inflation. As a result, the Fund has a modestly longer duration compared to its benchmark. We also favor intermediate maturities over the short end because we believe the belly offers more attractive carry and roll for the interest-rate risk being assumed.

Fixed-income technicals remain supportive of corporate credit, despite lingering concerns about earnings growth and an uncertain macroeconomic backdrop. While investment-grade companies have issued debt at a record-setting pace, spreads have nevertheless continued to tighten as the supply is met by ECB bond buying and foreign demand for positive-yielding assets. We have been steadily upgrading our exposure within the corporate sector as spreads have tightened

AMG GW&K Core Bond Fund

Portfolio Manager’s Comments (continued)

throughout the year, though we continue to see value in the space. Default rates remain well below historical levels, valuations are attractive relative to long-term averages, and central banks are expected to maintain an accommodative policy for the foreseeable future. Furthermore, we expect corporates to outperform Treasuries in a low-to-

moderate growth environment, while offering protection in the event of rising rates. In the mortgage space, we continue to favor higher premium mortgage-backed securities that offer positive excess returns as well as protection against rising rates at the short end.

This commentary reflects the viewpoints of the portfolio manager, GW&K Investment Management, LLC (formerly Gannett Welsh & Kotler, LLC) as of October 31, 2016 and is not intended as a forecast or guarantee of future results.

[1]	Prior to October 1, 2016, the Fund’s Class I shares were known as Service Class shares.

AMG GW&K Core Bond Fund

Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG GW&K Core Bond Fund’s Class I (formerly Service Class) on October 31, 2005, to a $10,000 investment made in the Bloomberg Barclays U.S. Aggregate Bond Index® for the same time period. Performance for periods longer than one year is annualized. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Core Bond Fund and the Bloomberg Barclays U.S. Aggregate Bond Index® for the same time periods ended October 31, 2016.

	One	Five	Ten	Since	Inception
Average Annual Total Returns[1]	Year	Years	Years	Inception	Date
AMG GW&K Core Bond Fund[2,3,4,5,6]
Class N7	4.44%	—	—	2.44%	05/08/15
Class I7	4.79%	3.48%	5.40%	6.20%	04/30/93
Class Z7	4.85%	—	—	2.85%	05/08/15
Bloomberg Barclays U.S. Aggregate Bond Index®8	4.37%	2.90%	4.64%	5.57%	04/30/93	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call (800) 835-3879 or visit our website at www.amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.
[1]	Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2016. All returns are in U.S. dollars($).
[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]	The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.
[4]	The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.
[5]	The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets. Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.
[6]	Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt wen it is to their advantage( when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.
[7]	As of October 1, 2016, the Fund’s Investor Class, Service Class and Institutional Class were renamed Class N, Class I and Class Z, respectively.
[8]	The Bloomberg Barclays U.S. Aggregate Bond Index® is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Bloomberg Barclays U.S. Aggregate Bond Index® is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG GW&K Core Bond Fund

Fund Snapshots (unaudited)

October 31, 2016

PORTFOLIO BREAKDOWN

Category	AMG GW&K Core Bond Fund*	Bloomberg Barclays U.S. Aggregate Bond Index®
Corporate Bonds and Notes	46.6%	25.9%
U.S. Government and Agency Obligations	44.4%	38.6%
Municipal Bonds	6.9%	0.0%
Mortgage-Backed Securities	0.0%	29.6%
Foreign Government and Agency Obligations	0.0%	5.5%
Asset-Backed Securities	0.0%	0.4%
Other Assets and Liabilities	2.1%	0.0%

*	As a percentage of net assets.

Rating	AMG GW&K Core Bond Fund***	Bloomberg Barclays U.S. Aggregate Bond Index®
U.S. Government & Agency Obligations	45.4%	66.4%
Aaa	1.0%	5.0%
Aa	10.8%	4.1%
A	13.5%	10.8%
Baa	29.3%	13.7%

TOP TEN HOLDINGS

% of Net
Security Name	Assets
U.S. Treasury Bonds, 6.250%, 08/15/23**	8.1%
U.S. Treasury Notes, 2.000%, 11/30/22**	5.1
FNMA, 4.500%, 06/01/41**	2.5
FNMA, 5.000%, 02/01/34**	2.4
FNMA, 4.500%, 04/01/39**	2.3
FNMA, 4.500%, 04/01/39**	2.3
FHLMC Gold Pool, 3.500%, 11/01/25**	2.3
FNMA, 5.500%, 08/01/37**	2.3
FNMA, 5.500%, 10/01/41	2.2
FNMA, 4.500%, 06/01/46	2.2

Top Ten as a Group	31.7%

** Top Ten Holdings as of April 30, 2016.

*** As a percentage of market value of fixed-income securities.

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG GW&K Core Bond Fund

Schedule of Portfolio Investments

October 31, 2016

	Principal Amount	Value
Corporate Bonds and Notes - 46.6%
Financials - 18.7%
American Tower Corp., 3.375%, 10/15/26	$2,748,000	$2,740,443
Bank of America Corp., MTN, 3.875%, 08/01/25	6,259,000	6,599,652
Berkshire Hathaway, Inc., 3.125%, 03/15/26	6,520,000	6,774,560
Citigroup, Inc., 2.050%, 12/07/18	8,554,000	8,605,871
Crown Castle International Corp., 5.250%, 01/15/23	5,870,000	6,581,209
The Goldman Sachs Group, Inc., 6.125%, 02/15/33	5,468,000	6,786,619
JPMorgan Chase & Co., Series S, 6.750%, 01/29/49[5,6]	4,038,000	4,487,227
Morgan Stanley, GMTN, 5.500%, 07/28/21	5,775,000	6,562,213
National Rural Utilities Cooperative Finance Corp., MTN, 3.250%, 11/01/25	4,342,000	4,589,546
US Bancorp, MTN, 2.950%, 07/15/22	8,615,000	8,938,890
Visa, Inc., 3.150%, 12/14/25	4,355,000	4,548,244
Wells Fargo & Co., Series U, 5.875%, 12/29/49[5,6]	4,210,000	4,528,381
Weyerhaeuser Co., 7.375%, 03/15/32	5,212,000	6,913,223
Total Financials		78,656,078
Industrials - 27.9%
AbbVie, Inc., 3.200%, 11/06/22	4,351,000	4,481,948
Apple, Inc., 2.850%, 02/23/23	6,565,000	6,814,417
Automatic Data Processing, Inc., 3.375%, 09/15/25	6,403,000	6,885,908
Burlington Northern Santa Fe LLC, 6.150%, 05/01/37	3,621,000	4,831,261
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.908%, 07/23/25 (a)	4,050,000	4,375,746
Comcast Corp., 7.050%, 03/15/33	2,487,000	3,463,901
CVS Health Corp., 5.125%, 07/20/45	3,580,000	4,193,003
eBay, Inc., 3.800%, 03/09/22	4,399,000	4,671,800
Express Scripts Holding Co., 3.400%, 03/01/27	6,464,000	6,359,736
Ford Motor Co., 7.450%, 07/16/31	5,624,000	7,407,545
Georgia-Pacific LLC, 8.000%, 01/15/24	5,055,000	6,657,612
Host Hotels & Resorts, L.P., Series C, 4.750%, 03/01/23	4,135,000	4,401,927
International Paper Co., 3.000%, 02/15/27	6,489,000	6,414,500
McDonald’s Corp., MTN, 3.700%, 01/30/26	4,223,000	4,478,035
Microsoft Corp., 3.750%, 02/12/45	4,190,000	4,186,849
Mohawk Industries, Inc., 3.850%, 02/01/23	4,302,000	4,486,969
Molson Coors Brewing Co., 3.000%, 07/15/26	4,330,000	4,301,167
Newell Brands, Inc., 3.850%, 04/01/23	4,405,000	4,681,127
Omnicom Group, Inc., 3.600%, 04/15/26	4,365,000	4,543,310
Owens Corning, 4.200%, 12/15/22	4,275,000	4,544,744
Tyson Foods, Inc., 4.875%, 08/15/34	4,285,000	4,628,456
Under Armour, Inc., 3.250%, 06/15/26	4,242,000	4,190,952

The accompanying notes are an integral part of these financial statements.

AMG GW&K Core Bond Fund

Schedule of Portfolio Investments (continued)

	Principal Amount	Value
Industrials - 27.9% (continued)
Verizon Communications, Inc., 4.400%, 11/01/34	$6,150,000	$6,250,251
Total Industrials		117,251,164
Total Corporate Bonds and Notes (cost $193,498,467)		195,907,242
Municipal Bonds - 6.9%
California State General Obligation, Build America Bonds, 7.550%, 04/01/39	5,775,000	8,952,174
Los Angeles Unified School District, 5.750%, 07/01/34	5,355,000	6,978,957
Metropolitan Transportation Authority Revenue, Build America Bonds, 6.687%, 11/15/40	3,360,000	4,692,005
New Jersey Transportation Trust Fund Authority Revenue, Build America Bonds, Series C, 5.754%, 12/15/28	4,160,000	4,619,930
Ohio Jobs Beverage System Statewide Revenue Bonds, Taxable Series B, 4.532%, 01/01/35	3,130,000	3,551,110
Total Municipal Bonds (cost $27,484,522)		28,794,176
U.S. Government and Agency Obligations - 44.4%
Federal Home Loan Mortgage Corporation - 4.6%
FHLMC Gold Pool,
3.500%, 11/01/25	8,921,662	9,546,841
4.000%, 05/01/26	365,112	389,862
5.000%, 07/01/41 to 07/01/44	8,266,261	9,301,403
Total Federal Home Loan Mortgage Corporation		19,238,106
Federal National Mortgage Association - 25.7%
FNMA,
3.500%, 07/01/28 to 02/01/46	10,971,189	11,635,195
4.000%, 01/01/29 to 08/01/43	12,499,409	13,349,831
4.500%, 04/01/39 to 06/01/46	39,584,963	43,735,600
5.000%, 02/01/34 to 08/01/40	18,483,428	20,607,610
5.500%, 08/01/37 to 10/01/41	16,433,710	18,725,835
Total Federal National Mortgage Association		108,054,071
U.S. Government Obligations - 14.1%
U.S. Treasury Bonds,
3.500%, 02/15/39	3,104,000	3,693,276
6.250%, 08/15/23	26,297,000	34,239,010
U.S. Treasury Note, 2.000%, 11/30/22	20,965,000	21,541,537
Total U.S. Government Obligations		59,473,823
Total U.S. Government and Agency Obligations (cost $184,619,799)		186,766,000

	Shares
Other Investment Companies - 1.5%[3]
Dreyfus Government Cash Management Fund, Institutional Class Shares, 0.28% (cost $6,288,268)	6,288,268	6,288,268
Total Investments - 99.4% (cost $411,891,056)		417,755,686
Other Assets, less Liabilities - 0.6%		2,605,925
Net Assets - 100.0%		$420,361,611

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments

The following footnotes should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At October 31, 2016, the approximate cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax were as follows:

Fund	Cost	Appreciation	Depreciation	Net
AMG Frontier Small Cap Growth Fund	$17,455,052	$4,665,025	$(1,449,158)	$3,215,867
AMG TimesSquare All Cap Growth Fund	45,918,458	5,955,539	(1,814,229)	4,141,310
AMG Managers Emerging Opportunities Fund	133,228,129	35,347,321	(9,421,353)	25,925,968
AMG Managers CenterSquare Real Estate Fund	417,466,303	21,372,903	(14,885,902)	6,487,001
AMG GW&K Core Bond Fund	411,891,056	7,291,826	(1,427,196)	5,864,630

*	Non-income producing security.

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At October 31, 2016, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
AMG GW&K Core Bond Fund	$4,375,746	1.0%

#	Less than 0.05%.
[1]	Some or all of these securities were out on loan to various brokers as of October 31, 2016, amounting to the following:

Fund	Market Value	% of Net Assets
AMG Frontier Small Cap Growth Fund	$1,812,319	9.6%
AMG TimesSquare All Cap Growth Fund	1,316,471	2.7%
AMG Managers Emerging Opportunities Fund	8,629,554	5.8%

[2]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[3]	Yield shown represents the October 31, 2016, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[4]	Illiquid Security: A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded and would be difficult to sell in a timely sale. The Fund may not invest more than 15% of their net assets in illiquid securities. All illiquid securities are valued by an independent pricing agent, or broker. The market value of illiquid securities at October 31, 2016, amounted to the following:

Fund	Market Value	% of Net Assets
AMG Managers Emerging Opportunities Fund	$267,121	0.2%

[5]	Variable Rate Security. The rate listed is as of October 31, 2016, and is periodically reset subject to terms and conditions set forth in the debenture
[6]	Perpetuity Bond. The date shown is the final call date.

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

As of October 31, 2016, the securities in the AMG Managers CenterSquare Real Estate Fund were all valued using Level 1 inputs. For a detailed breakout of the REITs by major industry classification, please refer to the Schedule of Portfolio Investments previously presented in this report.

The following tables summarize the inputs used to value the Funds’ investments by the fair value hierarchy levels as of October 31, 2016: (See Note 1(a) in the Notes to Financial Statements.)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG Frontier Small Cap Growth Fund
Investments in Securities
Common Stocks†	$18,465,085	—	—	$18,465,085
Short-Term Investments
Repurchase Agreements	—	$1,863,642	—	1,863,642
Other Investment Companies	342,192	—	—	342,192

Total Investments in Securities	$18,807,277	$1,863,642	—	$20,670,919

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG TimesSquare All Cap Growth Fund
Investments in Securities
Common Stocks†	$47,269,896	—	—	$47,269,896
Short-Term Investments
Repurchase Agreements	—	$1,390,382	—	1,390,382
Other Investment Companies	1,399,490	—	—	1,399,490

Total Investments in Securities	$48,669,386	$1,390,382	—	$50,059,768

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG Managers Emerging Opportunities Fund
Investments in Securities
Common Stocks
Information Technology	$33,964,127	—	—	$33,964,127
Health Care	23,979,078	—	—	23,979,078
Industrials	23,768,949	—	—	23,768,949
Consumer Discretionary	22,969,267	$21,238	—	22,990,505
Financials	21,019,693	—	—	21,019,693
Materials	5,236,484	—	—	5,236,484
Consumer Staples	4,241,148	—	—	4,241,148
Energy	3,954,898	—	—	3,954,898
Real Estate	2,823,347	—	—	2,823,347
Utilities	1,293,444	—	—	1,293,444
Telecommunication Services	915,119	—	—	915,119
Exchange Traded Funds	107,286	—	—	107,286

The accompanying notes are an integral part of these financial statements.

Notes to Schedules of Portfolio Investments (continued)

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG Managers Emerging Opportunities Fund
Investments in Securities
Warrants	—	—	—	—
Short-Term Investments
Repurchase Agreements	—	$8,903,731	—	$8,903,731
Other Investment Companies	$5,956,288	—	—	5,956,288

Total Investments in Securities	$150,229,128	$8,924,969	—	$159,154,097

	Quoted Prices in Active Markets for Identical Investments Level 1	Significant Other Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
AMG GW&K Core Bond Fund
Investments in Securities
Corporate Bonds and Notes††	—	$195,907,242	—	$195,907,242
Municipal Bonds	—	28,794,176	—	28,794,176
U.S. Government and Agency Obligations††	—	186,766,000	—	186,766,000
Other Investment Companies	$6,288,268	—	—	6,288,268

Total Investments in Securities	$6,288,268	$411,467,418	—	$417,755,686

†	All common stocks held in the AMG Frontier Small Cap Growth Fund, AMG TimesSquare All Cap Growth Fund and AMG Managers CenterSquare Real Estate Fund are Level 1 securities. For a detailed breakout of the common stocks by major industry classification, please refer to the respective Schedule of Portfolio Investments.
††	All corporate bonds and notes and U.S. government and agency obligations held in the AMG GW&K Core Bond Fund are level 2 securities. For a detailed breakout of the corporate bonds and notes and U.S. government and agency obligations; by major industry or agency classification, please refer to the Schedule of Portfolio Investments.

As of October 31, 2016, the Funds had no significant transfers between levels from the beginning of the reporting period.

INVESTMENTS DEFINITIONS AND ABBREVIATIONS:

ADR: ADR after the name of a holding stands for American Depositary Receipt, representing ownership of foreign securities on deposit with a domestic custodian bank. The value of the ADR securities is determined or significantly influenced by trading on exchanges not located in the United States or Canada. Sponsored ADRs are initiated by the underlying foreign company.

ETF: Exchange Traded Fund

FHLMC: Federal Home Loan Mortgage Corporation

FNMA: Federal National Mortgage Association

GMTN: Global Medium-Term Note

MTN: Medium-Term Note

REIT: Real Estate Investment Trust

SPDR: Standard & Poor’s Depositary Receipts

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

October 31, 2016

	AMG Frontier Small Cap Growth Fund#	AMG TimesSquare All Cap Growth Fund#	AMG Managers Emerging Opportunities Fund#	AMG Managers CenterSquare Real Estate Fund#	AMG GW&K Core Bond Fund#
Assets:
Investments at value* (including securities on loan valued at $1,812,319, $1,316,471, $8,629,554, $0 and $0, respectively)	$20,670,919	$50,059,768	$159,154,097	$423,953,304	$417,755,686
Foreign currency**	—	—	—	—	503
Receivable for investments sold	127,511	1,249,221	235,826	2,501,525	1,003,470
Dividends, interest and other receivables	1,753	615	34,997	125,005	3,418,627
Receivable from affiliate	7,686	18,408	4,901	—	2,508
Receivable for Fund shares sold	1,405	41,289	3,922	803,857	164,649
Prepaid expenses	18,748	23,445	21,319	11,877	27,280
Total assets	20,828,022	51,392,746	159,455,062	427,395,568	422,372,723
Liabilities:
Payable upon return of securities loaned	1,863,642	1,390,382	8,903,731	—	—
Payable for investments purchased	72,554	449,148	904,565	4,018,146	999,430
Payable for Fund shares repurchased	4,035	43,317	218,626	789,832	673,504
Accrued expenses:
Investment advisory and management fees	14,089	32,274	130,793	218,738	107,779
Administrative fees	2,486	6,455	19,619	54,685	53,889
Shareholder servicing fees - Class N	32	57	—	—	37
Shareholder servicing fees - Class S	—	3,418	27,222	91,141	—
Shareholder servicing fees - Class I	1,255	—	—	—	15,878
Distribution fees - Class N	32	57	—	—	62
Trustees fees and expenses	444	1,143	2,791	9,938	9,330
Other	38,721	47,653	75,931	107,052	151,203
Total liabilities	1,997,290	1,973,904	10,283,278	5,289,532	2,011,112
Net Assets	$18,830,732	$49,418,842	$149,171,784	$422,106,036	$420,361,611
Net Assets Represent:
Paid-in capital	$15,577,878	$42,636,860	$123,470,402	$379,780,930	$415,691,616
Undistributed net investment income (distributions in excess of income)	(18,783)	18,329	(794,779)	2,637,734	91,171
Accumulated net realized gain (loss) from investments	(471,910)	2,224,825	(1,631,961)	32,025,360	(1,285,810)
Net unrealized appreciation of investments	3,743,547	4,538,828	28,128,122	7,662,012	5,864,634
Net Assets	$18,830,732	$49,418,842	$149,171,784	$422,106,036	$420,361,611
* Investments at cost	$16,927,372	$45,520,940	$131,025,975	$416,291,292	$411,891,056
** Foreign currency at cost	—	—	—	—	$499

#	Effective October 1, 2016, the Funds’ share classes were renamed as described in Note 1 of the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG Frontier Small Cap Growth Fund#	AMG TimesSquare All Cap Growth Fund#	AMG Managers Emerging Opportunities Fund#	AMG Managers CenterSquare Real Estate Fund#	AMG GW&K Core Bond Fund#
Class N:
Net Assets	$147,238	$263,021	n/a	n/a	$293,275
Shares outstanding	14,314	18,170	n/a	n/a	28,586
Net asset value, offering and redemption price per share	$10.29	$14.48	n/a	n/a	$10.26
Class S:
Net Assets	n/a	$25,340,437	$124,044,750	$422,106,036	n/a
Shares outstanding	n/a	1,710,610	3,344,581	36,141,065	n/a
Net asset value, offering and redemption price per share	n/a	$14.81	$37.09	$11.68	n/a
Class I:
Net Assets	$9,569,542	$23,815,384	$25,127,034	n/a	$414,399,916
Shares outstanding	915,078	1,609,818	671,933	n/a	40,361,274
Net asset value, offering and redemption price per share	$10.46	$14.79	$37.40	n/a	$10.27
Class Z:
Net Assets	$9,113,952	n/a	n/a	n/a	$5,668,420
Shares outstanding	857,538	n/a	n/a	n/a	552,344
Net asset value, offering and redemption price per share	$10.63	n/a	n/a	n/a	$10.26

#	Effective October 1, 2016, the Funds’ share classes were renamed as described in Note 1 of the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

For the fiscal year ended October 31, 2016

	AMG Frontier Small Cap Growth Fund#	AMG TimesSquare All Cap Growth Fund#	AMG Managers Emerging Opportunities Fund#	AMG Managers CenterSquare Real Estate Fund#	AMG GW&K Core Bond Fund#
Investment Income:
Dividend income	$195,813 [1]	$459,290	$1,215,849 [1]	$11,757,648 [1]	$33,270
Interest income	—	—	133	131	11,631,671
Securities lending income	17,672	15,921	212,874	—	—
Miscellaneous income	—	—	827	2,041	3,167
Foreign withholding tax	—	—	(3,426)	—	—
Total investment income	213,485	475,211	1,426,257	11,759,820	11,668,108
Expenses:
Investment advisory and management fees	218,888	371,763	1,520,750	2,325,462	1,367,520
Administrative fees	2,486	119,617	367,108	932,486	893,717
Distribution fees - Class N	383	729	—	—	504
Shareholder servicing fees - Class I	26,323	—	—	—	306,487
Shareholder servicing fees - Class N	383	729	—	—	302
Shareholder servicing fees - Class S	—	28,581	317,673	968,942	—
Registration fees	35,968	31,609	28,233	24,444	34,206
Professional fees	29,481	32,251	40,508	89,011	108,603
Custodian fees	12,677	6,963	51,978	28,645	35,895
Transfer agent fees	7,309	14,120	34,491	29,306	63,302
Reports to shareholders	7,960	13,647	28,721	78,052	83,814
Trustees fees and expenses	1,640	3,388	10,338	26,226	32,053
Miscellaneous	2,689	3,793	4,544	9,496	11,670
Total expenses before offsets/reductions	346,187	627,190	2,404,344	4,512,070	2,938,073
Expense reimbursements	(86,272)	(204,576)	(291,604)	—	(442,748)
Expense reductions	—	(8,353)	(32,120)	(29,913)	—
Net expenses	259,915	414,261	2,080,620	4,482,157	2,495,325
Net investment income (loss)	(46,430)	60,950	(654,363)	7,277,663	9,172,783
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments	400,443	2,361,447	1,490,561	33,240,249	(829,205)
Net change in unrealized appreciation (depreciation) of investments	(1,576,969)	(3,047,294)	1,694,620	(24,037,460)	13,166,329
Net change in unrealized appreciation on foreign currency translations	—	—	—	—	4
Net realized and unrealized gain (loss)	(1,176,526)	(685,847)	3,185,181	9,202,789	12,337,128
Net increase (decrease) in net assets resulting from operations	$(1,222,956)	$(624,897)	$2,530,818	$16,480,452	$21,509,911

#	Effective October 1, 2016, the Funds’ share classes were renamed as described in Note 1 of the Notes to the Financial Statements.
[1]	Includes non-recurring dividends of $71,156, $297,241 and $3,180,147 for AMG Frontier Small Cap Growth Fund, AMG Managers Emerging Opportunities Fund and AMG Managers CenterSquare Real Estate Fund, respectively.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the fiscal years ended October 31,

	AMG Frontier Small Cap Growth Fund#		AMG TimesSquare All Cap Growth Fund#		AMG Managers Emerging Opportunities Fund#
	2016	2015	2016	2015	2016	2015
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income (loss)	$(46,430)	$(131,761)	$60,950	$(4,732)	$(654,363)	$(1,014,639)
Net realized gain on investments	400,443	5,961,808	2,361,447	2,968,003	1,490,561	20,184,413
Net change in unrealized appreciation (depreciation) of investments	(1,576,969)	(6,262,262)	(3,047,294)	(277,059)	1,694,620	(23,639,257)
Net increase (decrease) in net assets resulting from operations	(1,222,956)	(432,215)	(624,897)	2,686,212	2,530,818	(4,469,483)
Distributions to Shareholders:
From net investment income:
Class N	—	—	—	—	—	—
Class I	—	—	(12,265)	(5,352)	(33,487)	—
Class S	—	—	(1,831)	(18,354)	—	—
Class Z	—	—	—	—	—	—
From net realized gain on investments:
Class N	(39,181)	(160,440)	(25,370)	(21,941)	—	—
Class I	(2,718,707)	(6,794,785)	(789,204)	(321,056)	(3,402,361)	(3,864,439)
Class S	—	—	(2,205,616)	(2,931,374)	(15,729,753)	(18,810,876)
Class Z	(3,460,083)	(9,202,305)	—	—	—	—
Total distributions to shareholders	(6,217,971)	(16,157,530)	(3,034,286)	(3,298,077)	(19,165,601)	(22,675,315)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	(2,944,893)	9,529,111	999,547	13,748,922	(11,283,898)	(444,065)
Total increase (decrease) in net assets	(10,385,820)	(7,060,634)	(2,659,636)	13,137,057	(27,918,681)	(27,588,863)
Net Assets:
Beginning of year	29,216,552	36,277,186	52,078,478	38,941,421	177,090,465	204,679,328
End of year	$18,830,732	$29,216,552	$49,418,842	$52,078,478	$149,171,784	$177,090,465
End of year undistributed (accumulated) net investment income (loss)	$(18,783)	—	$18,329	$(28,471)	$(794,779)	$716

#	Effective October 1, 2016, the Funds’ share classes were renamed as described in Note 1 of the Notes to the Financial Statements.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets (continued)

For the fiscal years ended October 31,

	AMG Managers CenterSquare Real Estate Fund#		AMG GW&K Core Bond Fund#
	2016	2015	2016	2015
Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income	$7,277,663	$4,516,587	$9,172,783	$11,608,651
Net realized gain (loss) on investments	33,240,249	31,657,902	(829,205)	29,668,003
Net change in unrealized appreciation (depreciation) of investments	(24,037,460)	(12,476,535)	13,166,333	(35,539,366)
Net increase in net assets resulting from operations	16,480,452	23,697,954	21,509,911	5,737,288
Distributions to Shareholders:
From net investment income
Class N	—	—	(3,419)	(915)
Class I	—	—	(8,966,452)	(23,460,521)
Class S	(4,897,741)	(5,877,674)	—	—
Class Z	—	—	(109,755)	(45,135)
From net realized gain on investments
Class N	—	—	(2,907)	—
Class I	—	—	(11,341,059)	(24,637,228)
Class S	(30,833,694)	(10,367,813)	—	—
Class Z	—	—	(117,591)	—
Total distributions to shareholders	(35,731,435)	(16,245,487)	(20,541,183)	(48,143,799)
Capital Share Transactions:[1]
Net increase from capital share transactions	91,179,116	26,767,933	(157,731,953)	(323,424,795)
Total increase in net assets	71,928,133	34,220,400	(156,763,225)	(365,831,306)
Net Assets:
Beginning of year	350,177,903	315,957,503	577,124,836	942,956,142
End of year	$422,106,036	$350,177,903	$420,361,611	$577,124,836
End of year undistributed (accumulated) net investment income	$2,637,734	—	$91,171	—

#	Effective October 1, 2016, the Funds’ share classes were renamed as described in Note 1 of the Notes to the Financial Statements.
[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

AMG Frontier Small Cap Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class N	2016[4]	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$13.57	$25.12	$26.26	$18.81	$17.90
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.06)[17]	(0.12)	(0.21)[5]	(0.14)[6]	(0.13)[7]
Net realized and unrealized gain (loss) on investments	(0.22)	0.19	2.05	7.59	1.04
Total income (loss) from investment operations	(0.28)	0.07	1.84	7.45	0.91
Distributions to Shareholders from:
Net realized gain (loss) on investments	(3.00)	(11.62)	(2.98)	—	—
Net Asset Value, End of Year	$10.29	$13.57	$25.12	$26.26	$18.81
Total Return[2]	(3.01)%	(3.06)%[9]	7.24%[9]	39.61%	5.08%
Ratio of net expenses to average net assets (with offsets/reductions)	1.55%	1.55%	1.55%	1.58%[8]	1.55%
Ratio of expenses to average net assets (with offsets)	1.55%	1.55%	1.55%	1.58%[8]	1.55%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.95%	1.81%	1.74%	1.65%[8]	1.65%
Ratio of net investment loss to average net assets[2]	(0.58)%	(0.76)%	(0.86)%	(0.64)%[8]	(0.70)%
Portfolio turnover	70%	99%	63%	65%	38%
Net assets at end of year (000’s omitted)	$147	$179	$365	$366	$474

	For the fiscal years ended October 31,
Class I	2016[4]	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$13.76	$25.40	$26.48	$18.92	$17.96
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.03)[17]	(0.08)	(0.15)[5]	(0.10)[6]	(0.09)[7]
Net realized and unrealized gain (loss) on investments	(0.23)	0.20	2.08	7.66	1.05
Total income (loss) from investment operations	(0.26)	0.12	1.93	7.56	0.96
Distributions to Shareholders from:
Net realized gain on investments	(3.04)	(11.76)	(3.01)	—	—
Net Asset Value, End of Year	$10.46	$13.76	$25.40	$26.48	$18.92
Total Return[2]	(2.77)%	(2.78)%[9]	7.54%[9]	39.96%[9]	5.35%[9]
Ratio of net expenses to average net assets (with offsets/reductions)	1.29%	1.28%	1.28%	1.33%[8]	1.30%
Ratio of expenses to average net assets (with offsets)	1.29%	1.28%	1.28%	1.33%[8]	1.30%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.69%	1.55%	1.47%	1.40%[8]	1.40%
Ratio of net investment loss to average net assets[2]	(0.32)%	(0.51)%	(0.59)%	(0.43)%[8]	(0.48)%
Portfolio turnover	70%	99%	63%	65%	38%
Net assets at end of year (000’s omitted)	$9,570	$12,671	$14,842	$15,273	$12,664

AMG Frontier Small Cap Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class Z	2016[4]	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$13.95	$25.69	$26.72	$19.04	$18.03
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.01)[17]	(0.05)	(0.09)[5]	(0.04)[6]	(0.04)[7]
Net realized and unrealized gain (loss) on investments	(0.22)	0.21	2.10	7.72	1.05
Total income (loss) from investment operations	(0.23)	0.16	2.01	7.68	1.01
Distributions to Shareholders from:
Net realized gain on investments	(3.09)	(11.90)	(3.04)	—	—
Net Asset Value, End of Year	$10.63	$13.95	$25.69	$26.72	$19.04
Total Return[2]	(2.53)%	(2.55)%[9]	7.78%[9]	40.34%	5.60%
Ratio of net expenses to average net assets (with offsets/reductions)	1.05%	1.05%	1.05%	1.08%[8]	1.05%
Ratio of expenses to average net assets (with offsets)	1.05%	1.05%	1.05%	1.08%[8]	1.05%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.44%	1.32%	1.24%	1.15%[8]	1.15%
Ratio of net investment loss to average net assets[2]	(0.10)%	(0.28)%	(0.34)%	(0.17)%[8]	(0.20)%
Portfolio turnover	70%	99%	63%	65%	38%
Net assets at end of year (000’s omitted)	$9,114	$16,366	$21,070	$58,117	$73,762

AMG TimesSquare All Cap Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class N	2016[4]	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$16.30	$16.68	$16.60	$12.75	$11.02
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	(0.04)	0.02	(0.08)	(0.02)[10]	(0.02)[7]
Net realized and unrealized gain (loss) on investments	(0.60)	1.21	1.92	3.89	1.75
Total income (loss) from investment operations	(0.64)	1.23	1.84	3.87	1.73
Distributions to Shareholders from:
Net investment income	—	—	—	(0.02)	—
Net realized gain on investments	(1.18)	(1.61)	(1.76)	—	—
Total distributions to shareholders	(1.18)	(1.61)	(1.76)	(0.02)	—
Net Asset Value, End of Year	$14.48	$16.30	$16.68	$16.60	$12.75
Total Return[2]	(4.04)%[9]	7.78%[9]	11.59%	30.41%	15.70%
Ratio of net expenses to average net assets (with offsets/reductions)	1.27%	1.28%	1.25%	1.30%[11]	1.17%
Ratio of expenses to average net assets (with offsets)	1.29%	1.29%	1.28%	1.32%[11]	1.19%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.71%	1.75%	1.79%	1.85%[11]	1.80%
Ratio of net investment income (loss) to average net assets[2]	(0.30)%	0.09%	(0.52)%	(0.17)%[11]	(0.14)%
Portfolio turnover	116%	141%	94%	102%	87%
Net assets at end of year (000’s omitted)	$263	$354	$5,417	$5,046	$3,608

	For the fiscal years ended October 31,
Class S	2016[4]	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$16.62	$16.95	$16.80	$12.88	$11.10
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	0.01	(0.00)#	(0.02)	0.03 [10]	0.01 [7]
Net realized and unrealized gain (loss) on investments	(0.62)	1.33	1.95	3.93	1.77
Total income (loss) from investment operations	(0.61)	1.33	1.93	3.96	1.78
Distributions to Shareholders from:
Net investment income	(0.00)#	(0.01)	—	(0.04)	—
Net realized gain on investments	(1.20)	(1.65)	(1.78)	—	—
Total distributions to shareholders	(1.20)	(1.66)	(1.78)	(0.04)	—
Net Asset Value, End of Year	$14.81	$16.62	$16.95	$16.80	$12.88
Total Return[2]	(3.74)%	8.24%	12.04%	30.88%	16.04%[9]
Ratio of net expenses to average net assets (with offsets/reductions)	0.88%	0.88%	0.86%	0.90%[11]	0.96%
Ratio of expenses to average net assets (with offsets)	0.90%	0.89%	0.89%	0.92%[11]	0.98%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.31%	1.35%	1.40%	1.45%[11]	1.59%
Ratio of net investment income (loss) to average net assets[2]	0.09%	(0.02)%	(0.13)%	0.23%[11]	0.09%
Portfolio turnover	116%	141%	94%	102%	87%
Net assets at end of year (000’s omitted)	$25,340	$30,743	$30,198	$28,281	$19,498

AMG TimesSquare All Cap Growth Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class I	2016[4]	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$16.60	$16.93	$16.77	$12.87	$11.07
Income (loss) from Investment Operations:
Net investment income (loss)[1,2]	0.03	(0.00)#	(0.01)	0.05 [10]	0.03 [7]
Net realized and unrealized gain (loss) on investments	(0.62)	1.34	1.95	3.92	1.77
Total income from investment operations	(0.59)	1.34	1.94	3.97	1.80
Distributions to Shareholders from:
Net investment income	(0.02)	(0.03)	—	(0.07)	—
Net realized gain on investments	(1.20)	(1.64)	(1.78)	—	—
Total distributions to shareholders	(1.22)	(1.67)	(1.78)	(0.07)	—
Net Asset Value, End of Year	$14.79	$16.60	$16.93	$16.77	$12.87
Total Return[2]	(3.64)%	8.36%	12.10%[9]	31.00%[9]	16.26%
Ratio of net expenses to average net assets (with offsets/reductions)	0.77%	0.78%	0.76%	0.80%[11]	0.77%
Ratio of expenses to average net assets (with offsets)	0.79%	0.79%	0.79%	0.82%[11]	0.79%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.20%	1.25%	1.30%	1.35%[11]	1.40%
Ratio of net investment income (loss) to average net assets[2]	0.18%	(0.01)%	(0.04)%	0.35%[11]	0.26%
Portfolio turnover	116%	141%	94%	102%	87%
Net assets at end of year (000’s omitted)	$23,815	$20,982	$3,327	$2,965	$2,279

AMG Managers Emerging Opportunities Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class S†	2016[4]	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$40.76	$47.11	$51.19	$37.26	$36.03
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.17)[17]	(0.24)[15]	(0.29)[5]	(0.14)[6]	(0.23)
Net realized and unrealized gain (loss) on investments	1.02	(0.79)	3.01	16.99	4.12
Total income (loss) from investment operations	0.85	(1.03)	2.72	16.85	3.89
Distributions to Shareholders from:
Net investment income	—	—	—	(0.07)	—
Net realized gain on investments	(4.52)	(5.32)	(6.80)	(2.85)	(2.66)
Total distributions to shareholders	(4.52)	(5.32)	(6.80)	(2.92)	(2.66)
Net Asset Value, End of Year	$37.09	$40.76	$47.11	$51.19	$37.26
Total Return[2]	2.50%	(3.01)%	5.09%	49.00%	11.55%††
Ratio of net expenses to average net assets (with offsets/reductions)	1.41%	1.42%	1.41%[12]	1.44%[13]	1.41%
Ratio of expenses to average net assets (with offsets)	1.43%	1.42%	1.44%[12]	1.45%[13]	1.43%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.62%	1.61%	1.61%[12]	1.65%[13]	1.68%
Ratio of net investment loss to average net assets[2]	(0.47)%	(0.55)%	(0.61)%[12]	(0.33)%[13]	(0.62)%
Portfolio turnover	72%	89%	98%	96%	64%
Net assets at end of year (000’s omitted)	$124,045	$145,980	$169,398	$172,959	$110,732

	For the fiscal years ended October 31,
Class I	2016[4]	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$41.05	$47.32	$51.31	$37.37	$36.03
Income (loss) from Investment Operations:
Net investment loss[1,2]	(0.08)[17]	(0.13)[15]	(0.17)[5]	(0.03)[6]	(0.13)
Net realized and unrealized gain (loss) on investments	1.02	(0.80)	3.00	16.99	4.13
Total income (loss) from investment operations	0.94	(0.93)	2.83	16.96	4.00
Distributions to Shareholders from:
Net investment income	(0.04)	—	—	(0.17)	—
Net realized gain on investments	(4.55)	(5.34)	(6.82)	(2.85)	(2.66)
Total distributions to shareholders	(4.59)	(5.34)	(6.82)	(3.02)	(2.66)
Net Asset Value, End of Year	$37.40	$41.05	$47.32	$51.31	$37.37
Total Return[2]	2.73%	(2.76)%	5.33%	49.36%	11.84%††
Ratio of net expenses to average net assets (with offsets/reductions)	1.16%	1.17%	1.16%[12]	1.19%[13]	1.16%
Ratio of expenses to average net assets (with offsets)	1.18%	1.17%	1.19%[12]	1.20%[13]	1.18%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.37%	1.36%	1.36%[12]	1.40%[13]	1.43%
Ratio of net investment loss to average net assets[2]	(0.22)%	(0.30)%	(0.36)%[12]	(0.08)%[13]	(0.37)%
Portfolio turnover	72%	89%	98%	96%	64%
Net assets at end of year (000’s omitted)	$25,127	$31,111	$35,282	$44,089	$29,791

AMG Managers CenterSquare Real Estate Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal years ended October 31,
Class S	2016[4]	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$12.34	$12.03	$10.79	$10.07	$8.95
Income from Investment Operations:
Net investment income[1,2]	0.22 [17]	0.16 [15]	0.14	0.11	0.09
Net realized and unrealized gain on investments	0.40	0.75	1.84	0.96	1.11
Total income from investment operations	0.62	0.91	1.98	1.07	1.20
Distributions to Shareholders from:
Net investment income	(0.15)	(0.21)	(0.13)	(0.10)	(0.08)
Net realized gain on investments	(1.13)	(0.39)	(0.61)	(0.25)	—
Total distributions to shareholders	(1.28)	(0.60)	(0.74)	(0.35)	(0.08)
Net Asset Value, End of Year	$11.68	$12.34	$12.03	$10.79	$10.07
Total Return[2]	5.33%	7.68%	19.88%	10.89%[9]	13.43%
Ratio of net expenses to average net assets (with offsets/reductions)	1.15%	1.16%	1.19%	1.26%[14]	1.26%
Ratio of expenses to average net assets (with offsets)	1.16%	1.17%	1.20%	1.27%[14]	1.27%
Ratio of total expenses to average net assets (without offsets/reductions)[3]	1.16%	1.17%	1.20%	1.27%[14]	1.28%
Ratio of net investment income to average net assets[2]	1.88%	1.32%	1.27%	1.08%[14]	0.92%
Portfolio turnover	65%	61%	49%	86%	36%
Net assets at end of year (000’s omitted)	$422,106	$350,178	$315,958	$212,626	$168,368

AMG GW&K Core Bond Fund

Financial Highlights

For a share outstanding throughout each period

Class N	For the fiscal year ended October 31, 2016[4]	For the period ended October 31, 2015*
Net Asset Value, Beginning of Period	$10.23	$10.39
Income from Investment Operations:
Net investment income[1,2]	0.16	0.08
Net realized and unrealized gain (loss) on investments	0.28	(0.16)
Total income (loss) from investment operations	0.44	(0.08)
Distributions to Shareholders from:
Net investment income	(0.17)	(0.08)
Net realized gain on investments	(0.24)	—
Total distributions to shareholders	(0.41)	(0.08)
Net Asset Value, End of Period	$10.26	$10.23
Total Return[2]	4.44%	(0.76)%[18]
Ratio of net expenses to average net assets (with offsets/reductions)	0.88%	0.88%[19]
Ratio of expenses to average net assets (with offsets)	0.88%	0.88%[19]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.97%	0.99%[19]
Ratio of net investment income to average net assets[2]	1.51%	1.67%[19]
Portfolio turnover	48%	175%[18]
Net assets at end of period (000’s omitted)	$293	$124

	For the fiscal years ended October 31,
Class I	2016[4]	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$10.24	$10.87	$10.63	$11.14	$10.53
Net investment income[1,2]	0.21	0.18	0.16	0.16	0.24
Net realized and unrealized gain (loss) on investments	0.26	(0.11)	0.22	(0.24)	0.72
Total income (loss) from investment operations	0.47	0.07	0.38	(0.08)	0.96
Distributions to Shareholders from:
Net investment income	(0.20)	(0.35)	(0.14)	(0.26)	(0.35)
Net realized gain on investments	(0.24)	(0.35)	—	(0.15)	—
Return of capital	—	—	—	(0.02)	—
Total distributions to shareholders	(0.44)	(0.70)	(0.14)	(0.43)	(0.35)
Net Asset Value, End of Year	$10.27	$10.24	$10.87	$10.63	$11.14
Total Return[2]	4.79%	0.68%	3.64%	(0.72)%	9.31%
Ratio of net expenses to average net assets (with offsets and reductions)	0.55%	0.56%	0.58%	0.61%[16]	0.58%
Ratio of expenses to average net assets (with offsets)	0.55%	0.56%	0.58%	0.61%[16]	0.58%
Ratio of total expenses to average net assets (without offsets and reductions)[3]	0.65%	0.67%	0.67%	0.70%[16]	0.70%
Ratio of net investment income to average net assets[2]	2.01%	1.70%	1.46%	1.45%[16]	2.22%
Portfolio turnover	48%	175%	177%	255%	375%
Net assets at end of year (000’s omitted)	$414,400	$572,110	$942,956	$1,243,510	$1,446,671

AMG GW&K Core Bond Fund

Financial Highlights

For a share outstanding throughout each period

Class Z	For the fiscal year ended October 31, 2016[4]	For the period ended October 31, 2015*
Net Asset Value, Beginning of Period	$10.23	$10.39
Income from Investment Operations:
Net investment income[1,2]	0.19	0.10
Net realized and unrealized loss on investments	0.29	(0.16)
Total income (loss) from investment operations	0.48	(0.06)
Distributions to Shareholders from:
Net investment income	(0.21)	(0.10)
Net realized gain on investments	(0.24)	—
Total distributions to shareholders	(0.45)	(0.10)
Net Asset Value, End of Period	$10.26	$10.23
Total Return[2]	4.85%	(0.58)%[18]
Ratio of net expenses to average net assets (with offsets/reductions)	0.48%	0.48%[19]
Ratio of expenses to average net assets (with offsets)	0.48%	0.48%[19]
Ratio of total expenses to average net assets (without offsets/reductions)[3]	0.58%	0.59%[19]
Ratio of net investment income to average net assets[2]	1.88%	2.05%[19]
Portfolio turnover	48%	175%[18]
Net assets at end of period (000’s omitted)	$5,668	$4,891

Notes to Financial Highlights

#	Rounds to less than $0.01 per share or 0.01% or (0.01)%.
†	Effective October 1, 2011, existing shares of AMG Managers Emerging Opportunities Fund were reclassified and redesignated as Class S shares.
††	Returns would have been lower if not for capital inflow resulting from market timing settlements.
*	Commencement of operations was May 8, 2015.
[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[3]	Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes and extraordinary expenses. (See Notes 1(c) and 2 in the Notes to Financial Statements.)
[4]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class of AMG Frontier Small Cap Growth Fund and AMG GW&K Core Bond Fund were renamed Class N, Class I and Class Z, respectively; the Investor Class, Service Class and Institutional Class of AMG TimesSquare All Cap Growth Fund were renamed Class N, Class S and Class I, respectively; the Service Class and Institutional Class of AMG Managers Emerging Opportunities Fund were renamed Class S and Class I, respectively; and the shares of AMG Managers CenterSquare Real Estate Fund were reclassified and redesignated as Class S shares.
[5]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.22), $(0.16), and $(0.10) for AMG Frontier Small Cap Growth Fund’s Class N, Class I, and Class Z shares, respectively, and $(0.33) and $(0.21) for AMG Managers Emerging Opportunities Fund’s Class S and Class I shares, respectively.
[6]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.20), $(0.17), and $(0.09) for AMG Frontier Small Cap Growth Fund’s Class N, Class I, and Class Z shares, respectively, and $(0.31) and $(0.20) for AMG Managers Emerging Opportunities Fund’s Class S and Class I shares, respectively.
[7]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.16), $(0.12), and $(0.07) for AMG Frontier Small Cap Growth Fund’s Class N, Class I, and Class Z shares, respectively, and $(0.03), $(0.01), and $0.02 for AMG TimesSquare All Cap Growth Fund’s Class N, Class S, and Class I shares, respectively.
[8]	Includes non-routine extraordinary expenses amounting to 0.026%, 0.026% and 0.026% of average net assets for the Class N, Class I and Class Z, respectively.
[9]	The Total Return is based on the Financial Statement Net Asset Values as shown above.
[10]	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $(0.05), $0.00, and $0.03 for AMG TimesSquare All Cap Growth Fund’s Class N, Class S, and Class I shares, respectively.
[11]	Includes non-routine extraordinary expenses amounting to 0.023%, 0.023% and 0.026% of average net assets for the Class N, Class S and Class I, respectively.
[12]	Includes tax expense of $23,725 or 0.01%.
[13]	Includes non-routine extraordinary expenses amounting to 0.022% and 0.022% of average net assets for the Class S and Class I, respectively.
[14]	Includes non-routine extraordinary expenses amounting to 0.027% of average net assets.
[15]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.30) and $(0.19) for AMG Managers Emerging Opportunities Fund’s Class S and Class I shares, respectively, and net investment income per share would have been $0.13 for AMG Managers CenterSquare Real Estate Fund.
[16]	Includes non-routine extraordinary expenses amounting to 0.025% of average net assets.
[17]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.09), $(0.06), and $(0.04) for AMG Frontier Small Cap Growth Fund’s Class N, Class I, and Class Z shares, respectively, $(0.24) and $(0.15) for AMG Managers Emerging Opportunities Fund’s Class S and Class I shares, respectively, and $0.12 for AMG Managers CenterSquare Real Estate Fund’s Class S shares.
[18]	Not annualized.
[19]	Annualized.

Notes to Financial Statements

October 31, 2016

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds I (the “Trust”), is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are the AMG Frontier Small Cap Growth Fund (“Small Cap”), AMG TimesSquare All Cap Growth Fund (“All Cap Growth”), AMG Managers Emerging Opportunities Fund (“Emerging Opportunities”), AMG Managers CenterSquare Real Estate Fund (“Real Estate”) (formerly AMG Managers Real Estate Securities Fund) and AMG GW&K Core Bond Fund (“Core Bond”), each a “Fund” and collectively, the “Funds.”

Each Fund offers different classes of shares, which, effective October 1, 2016 were renamed. Both Small Cap and Core Bond previously offered Investor Class shares, Service Class shares, and Institutional Class shares which were renamed to Class N, Class I and Class Z, respectively; All Cap Growth previously offered Investor Class shares, Service Class shares, and Institutional Class shares were renamed to Class N, Class S and Class I, respectively; Emerging Opportunities previously offered Service Class shares and Institutional Class shares which were renamed Class S and Class I, respectively; and Real Estate shares were reclassified and redesignated Class S. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may pay different distribution amounts to the extent the net asset value per share and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Effective May 8, 2015, Core Bond began offering three classes of shares: Investor Class, now Class N; Service Class, now Class I; and Institutional Class, now Class Z. Shares of Core Bond as of May 7, 2015, were reclassified and redesignated as Institutional shares, now Class Z.

Real Estate is a non-diversified fund. A greater percentage of the Fund’s holdings may be focused in a smaller number of securities which may place the Fund at greater risk than a more diversified fund.

Effective February 28, 2015, the Trust’s Board of Trustees approved the appointment of GW&K Investment Management, LLC (“GW&K”) as the subadvisor to the Core Bond Fund replacing Pacific Investment Management Company LLC. In conjunction with the Fund’s change in investment strategy and change in subadvisor, the Fund sold all open positions, including unwinding over-the-counter derivative positions, held as of February 28, 2015. Subsequently, the Fund purchased new investments within the Fund’s, and the new subadvisor’s investment strategy.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated bid price or the mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third-party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation

Notes to Financial Statements (continued)

Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Upon notification from issuers, distributions received from a real estate investment trust (“REIT”) may be redesignated as a reduction of cost of investments and/or realized gain. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Distributions received in excess of income from return of capital are recorded as a reduction of the cost of the related investment and/or as a realized gain. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as an adjustment to realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds family”) and other affiliated funds based upon their relative average net assets or number of shareholders. For Small Cap, All Cap Growth, Emerging Opportunities and Core Bond Funds, investment income, realized and unrealized gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

All Cap Growth, Emerging Opportunities and Real Estate had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Fund’s overall expense ratio. For the fiscal year ended October 31, 2016, the impact on the expense ratios, if any, were as follows: All Cap Growth -$8,353, or 0.02%, Emerging Opportunities—$32,120 or 0.02% and Real Estate - $29,912 or 0.01%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December, as described in the Funds’ prospectus. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement

Notes to Financial Statements (continued)

purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are due to current year write-off of net operating loss, partnership adjustments and redesignation of dividends paid. Temporary differences are due to differing treatments for losses deferred due to tax regulations, wash sales and mergers.

The tax character of distributions paid during the fiscal years ended October 31, 2016 and October 31, 2015 were as follows:

	Small Cap		All Cap Growth		Emerging Opportunities		Real Estate		Core Bond
Distributions paid from:	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015
Ordinary income	—	—	$7,918	$23,739	$32,727	—	$4,790,308	$5,743,841	$9,081,612	$24,349,032
Short-term capital gains	$103,173	$3,363,648		878,919	3,260,385	$3,416,718	4,394,602	1,528,882		14,804,810
Long-term capital gains	6,114,798	12,793,882	3,026,368	2,395,419	15,872,489	19,258,597	26,546,525	8,972,764	11,459,571	8,989,957

Total	$6,217,971	$16,157,530	$3,034,286	$3,298,077	$19,165,601	$22,675,315	$35,731,435	$16,245,487	$20,541,183	$48,143,799

As of October 31, 2016, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

		All Cap	Emerging
	Small Cap	Growth	Opportunities	Real Estate	Core Bond
Capital loss carryforward	—	—	—	—	$1,285,810
Undistributed ordinary income	—	$18,329	—	$2,637,734	91,171
Undistributed short-term capital gains	—	795,853	—	7,571,723	—
Undistributed long-term capital gains	$55,770	1,826,490	$570,421	25,628,648	—
Late year loss deferral	(18,783)	—	(628,746)	—	—

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of October 31, 2016 and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred in taxable years beginning after the enactment of the Regulated Investment Company Modernization Act of 2010, may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of October 31, 2016, the following Fund had accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. These amounts may be used to offset future realized capital gains, if any, for an unlimited time period.

	Capital Loss
	Carryover Amounts
Fund	Short-Term	Long-Term
Core Bond
(Post-Enactment)	$1,285,810	—

As of October 31, 2016, All Cap Growth, Emerging Opportunities and Real Estate had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Funds incur net capital losses for the fiscal year ended October 31, 2017, such amounts may be used to offset future capital gains, for an unlimited time period.

Notes to Financial Statements (continued)

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation.

For the fiscal years ended October 31, 2016 and 2015, the capital stock transactions by class for the Funds were as follows:

	Small Cap				All Cap Growth
	2016		2015		2016		2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N:
Proceeds from sale of shares	163	$1,711	—	—	883	$13,129	10,584	$165,874
Reinvestment of distributions	3,645	39,181	10,967	$160,440	1,598	23,530	1,398	21,941
Cost of shares repurchased	(2,704)	(26,541)	(12,277)	(192,991)	(6,025)	(83,688)	(315,089)	(5,334,288)

Net increase (decrease)	1,104	$14,351	(1,310)	$(32,551)	(3,544)	$(47,029)	(303,107)	$(5,146,473)

Class I:
Proceeds from sale of shares	10,899	$109,835	42,791	$651,443	1,103,876	$14,940,941	1,076,726	$18,037,900
Reinvestment of distributions	246,254	2,686,627	448,945	6,644,386	53,503	801,468	20,528	326,409
Cost of shares repurchased	(262,834)	(2,838,855)	(155,390)	(2,420,094)	(811,231)	(12,673,614)	(30,077)	(497,460)

Net increase (decrease)	(5,681)	$(42,393)	336,346	$4,875,735	346,148	$3,068,795	1,067,177	$17,866,849

Class S:
Proceeds from sale of shares	—	—	—	—	216,622	$3,142,478	504,700	$8,427,743
Reinvestment of distributions	—	—	—	—	146,967	2,207,447	185,168	2,949,727
Cost of shares repurchased	—	—	—	—	(502,730)	(7,372,144)	(621,768)	(10,348,924)

Net increase (decrease)	—	—	—	—	(139,141)	$(2,022,219)	68,100	$1,028,546

Class Z:
Proceeds from sale of shares	136,208	$1,455,548	17,893	$300,334	—	—	—	—
Reinvestment of distributions	312,847	3,460,083	614,716	9,202,305	—	—	—	—
Costs of shares repurchased	(764,579)	(7,832,482)	(279,790)	(4,816,712)	—	—	—	—

Net increase (decrease)	(315,524)	$(2,916,851)	352,819	$4,685,927	—	—	—	—

	Emerging Opportunities				Core Bond
	2016		2015		2016		2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class N*:	—	—	—	—
Proceeds from sale of shares	—	—	—	—	15,854	$162,090	12,057	$125,000
Reinvestment of distributions	—	—	—	—	623	6,285	89	915
Costs of shares repurchased	—	—	—	—	(37)	(378)	—	—

Net increase	—	—	—	—	16,440	$167,997	12,146	$125,915

Class I**:
Proceeds from sale of shares	98,304	$3,433,383	42,380	$1,888,191	2,352,377	$23,954,519	3,954,392	$41,731,038
Reinvestment of distributions	93,687	3,369,928	86,690	3,827,375	1,944,030	19,519,468	4,305,556	44,557,354
Costs of shares repurchased	(277,928)	(9,951,423)	(116,795)	(5,241,652)	(19,824,182)	(202,131,751)	(39,114,592)	(414,771,685)

Net increase (decrease)	(85,937)	$(3,148,112)	12,275	$473,914	(15,527,775)	$(158,657,764)	(30,854,644)	$(328,483,293)

Notes to Financial Statements (continued)

	Emerging Opportunities				Core Bond
	2016		2015		2016		2015
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class S:
Proceeds from sale of shares	135,799	$4,880,742	197,011	$8,772,968	—	—	—	—
Reinvestment of distributions	434,339	15,527,622	423,995	18,626,107	—	—	—	—
Costs of shares repurchased	(806,723)	(28,544,150)	(635,639)	(28,317,054)	—	—	—	—

Net decrease	(236,585)	$(8,135,786)	(14,633)	$(917,979)	—	—	—	—

Class Z:
Proceeds from sale of shares	—	—	—	—	69,158	$709,268	485,932	$5,014,470
Reinvestment of distributions	—	—	—	—	21,406	214,913	4,409	45,135
Costs of shares repurchased	—	—	—	—	(16,235)	(166,367)	(12,326)	(127,022)

Net increase	—	—	—	—	74,329	$757,814	478,015	$4,932,583

	Real Estate
	2016		2015
	Shares	Amount	Shares	Amount
Class S:
Proceeds from sale of shares	18,653,759	$222,136,592	12,302,143	$151,157,837
Reinvestment of distributions	2,747,238	31,501,690	1,159,190	14,068,721
Costs of shares repurchased	(13,630,885)	(162,459,166)	(11,358,708)	(138,458,625)

Net increase	7,770,112	$91,179,116	2,102,625	$26,767,933

*	Commencement of operations was on May 8, 2015 for Core Bond Investor Class (renamed Class N on October 1, 2016).
**	Shares of the Fund as of May 7, 2015 were designated as Service Class (renamed Class I on October 1, 2016) on May 8, 2015 for Core Bond.

At October 31, 2016, certain unaffiliated shareholders of record, specifically omnibus accounts, individually or collectively held greater than 10% of the net assets of the Funds as follows: Small Cap-three collectively own 47%; All Cap Growth -one owns 32%; Emerging Opportunities -two collectively own 53%; Real Estate -three collectively own 64%; Core Bond -three collectively own 63%. Transactions by these shareholders may have a material impact on their respective Fund.

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements for temporary cash management purposes provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

Additionally, the Funds, other than Real Estate, may enter into joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”), provided that the value of the underlying collateral, including accrued interest, will equal or exceed the value of the joint repurchase agreement during the term of the agreement. The Funds participate on a pro rata basis with other clients of The Bank of New York Mellon (“BNYM”) in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for joint repurchase agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM.

At October 31, 2016, the market value of repurchase agreements or joint repurchase agreements outstanding for Small Cap, All Cap Growth and Emerging Opportunities were $1,863,642, $1,390,382 and $8,903,731, respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S.

Notes to Financial Statements (continued)

dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisors for the Funds (subject to Board approval) and monitors each subadvisor’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by one or more portfolio managers who serve pursuant to a subadvisory agreement with the Investment Manager. Small Cap is managed by Frontier Capital Management Co., LLC (“Frontier”). All Cap Growth is managed by TimesSquare Capital Management, LLC (“TimesSquare”). Core Bond is managed by GW&K. AMG indirectly owns a majority interest in Frontier, TimesSquare and GW&K.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. The Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Small Cap	0.85%
All Cap Growth	0.75%
Emerging Opportunities	1.00%
Real Estate	0.60%
Core Bond	0.30%

Prior to October 1, 2016, the annual rate for the investment management fees was 1.00% of average daily net assets for Small Cap.

The Investment Manager has contractually agreed, through March 1, 2017, to waive management fees and/or reimburse Fund expenses in order to limit total annual fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions, and other transaction costs, acquired fund fees and expenses and extraordinary expenses) of Small Cap, All Cap Growth, Emerging Opportunities, Real Estate and Core Bond to 1.05%, 0.79%, 1.18%, 1.24% and 0.48%, respectively, of each Fund’s average daily net assets subject to later reimbursement by the Funds in certain circumstances. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the Investment Manager of each Fund or a successor fund, by mutual agreement of the Investment Manager and the Board, or in the event of each Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

Each Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements in any such future year to exceed that Fund’s respective contractual expense limitation amount.

For the fiscal year ended October 31, 2016, the Funds’ expiration of reimbursement are as follows:

		All Cap
Expiration Period	Small Cap	Growth
Less than 1 year	$93,286	$193,572
Within 2 years	94,472	211,933
Within 3 years	86,272	204,576

Total Amount Subject to Reimbursement	$274,030	$610,081

	Emerging	Core
Expiration Period	Opportunities	Bond
Less than 1 year	$360,327	$1,124,267
Within 2 years	360,980	729,874
Within 3 years	291,604	442,748

Total Amount Subject to Reimbursement	$1,012,911	$2,296,889

Each Fund has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund as further described in each Fund’s prospectus. Effective October 1, 2016, each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service. Prior to October 1, 2016, All Cap Growth, Emerging Opportunities, Real Estate and Core Bond paid an administration fee under a similar contract at an annual rate of 0.25%, 0.25%, 0.25% and 0.20%, respectively, of each Fund’s average daily net assets. While Small Cap did not pay an Administration fee.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the

Notes to Financial Statements (continued)

compensation arrangement discussed below, generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

Small Cap, All Cap Growth and Core Bond have adopted a distribution and service plan (the “Plan”) with respect to the Class N shares in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each Fund’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of each Fund’s average daily net assets attributable to the Class N shares.

Effective October 1, 2016 for each of the Class N, Class I and Class S, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarkets platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. Class N, Class I and Class S shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net asset value as shown in the table below. At October 31, 2016 there were no shareholder servicing fees for Class Z.

The impact on the annualized expense ratios for the fiscal year ended October 31, 2016 were as follows:

	Maximum	Actual
	Amount	Amount
Fund	Approved	Incurred
Small Cap
Class N	0.25%	0.25%
Class I*	0.25%	0.24%
All Cap Growth
Class N	0.25%	0.25%
Class S*	0.25%	0.10%
Emerging Opportunities
Class S	0.25%	0.25%
Real Estate
Class S	0.25%	0.25%
Core Bond
Class N	0.15%	0.15%
Class I	0.10%	0.07%

*	Effective October 1, 2016 the maximum annual rate was decreased to 0.15% from 0.25%.

The Board provides supervision of the affairs of the Trust, other trusts within the AMG Funds family and other affiliated funds. The Trustees of the Trust who are not affiliated with an Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Investment Manager administers the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended October 31, 2016, the following Funds either borrowed from or lent to other funds in the AMG Funds family: Small Cap borrowed varying amounts not exceeding $1,627,188 for eight days paying interest of $281, All Cap Growth borrowed $9,010,618 for five days paying interest of $929, Emerging Opportunities borrowed varying amounts not exceeding $6,084,812 for seven days paying interest of $561 and Real Estate borrowed varying amounts not exceeding $9,089,093 for 18 days paying interest of $1,712. The interest amount is included in the Statement of Operations as miscellaneous expense. Emerging Opportunities lent $1,321,900 for four days earning interest of $133, Real Estate lent $1,868,122, for three days earning interest of $131 and Core Bond lent varying amounts not exceeding $6,407,538 for 11 days earning interest of $1,201. The interest amount is included in the Statement of Operations as interest income. At October 31, 2016, the Funds had no loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government obligations) for the fiscal year ended October 31, 2016, were as follows:

	Long-Term Securities
Fund	Purchases	Sales
Small Cap	$15,331,466	$23,775,780
All Cap Growth	56,838,637	58,672,374
Emerging Opportunities	108,878,416	139,745,122
Real Estate	325,920,145	247,948,454
Core Bond	161,094,015	179,131,431

Core Bond purchases and sales of U.S. Government obligations during the fiscal year ended October 31, 2016, were $51,345,337 and $118,310,436, respectively.

Notes to Financial Statements (continued)

4. PORTFOLIO SECURITIES LOANED

The Funds, other than Real Estate, participate in the Program, providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint overnight government repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

At October 31, 2016, the value of securities loaned and cash collateral received were as follows:

	Securities	Cash Collateral
Fund	Loaned	Received
Small Cap	$1,812,319	$1,863,642
All Cap Growth	1,316,471	1,390,382
Emerging Opportunities	8,629,554	8,903,731

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and repurchase agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Funds’ open repurchase agreements that are subject to a master netting agreement as of October 31, 2016:

		Gross Amount Not Offset in the
		Statement of Assets and Liabilities
	Net Amounts of Assets	Financial
	Presented in the Statement	Instruments	Cash Collateral
Fund	of Assets and Liabilities	Collateral	Received	Net Amount
Small Cap
Cantor Fitzgerald Securities, Inc.	$1,000,000	$1,000,000	—	—
Daiwa Capital Markets America	863,642	863,642	—	—

Totals	$1,863,642	$1,863,642	—	—

All Cap Growth
Cantor Fitzgerald Securities, Inc.	$1,000,000	$1,000,000	—	—
Daiwa Capital Markets America	390,382	390,382	—	—

Totals	$1,390,382	$1,390,382	—	—

Emerging Opportunities
Cantor Fitzgerald Securities, Inc.	$2,114,694	$2,114,694	—	—
Citigroup Global Markets, Inc.	2,114,694	2,114,694	—	—
Daiwa Capital Markets America	2,114,694	2,114,694	—	—

Notes to Financial Statements (continued)

		Gross Amount Not Offset in the
		Statement of Assets and Liabilities
	Net Amounts of Assets	Financial
	Presented in the Statement	Instruments	Cash Collateral
Fund	of Assets and Liabilities	Collateral	Received	Net Amount
Deutsche Bank Securities, Inc.	444,955	444,955	—	—
Nomura Securities International, Inc.	2,114,694	2,114,694	—	—

Totals	$8,903,731	$8,903,731	—	—

7. SUBSEQUENT EVENTS

Each Fund has determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require additional disclosure in or adjustment of the Funds’ financial statements.

TAX INFORMATION (unaudited)

The AMG Frontier Small Cap Growth Fund, AMG TimesSquare All Cap Growth Fund, AMG Managers Emerging Opportunities Fund, AMG Managers CenterSquare Real Estate Fund and AMG GW&K Core Bond Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2015/2016 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Frontier Small Cap Growth Fund, AMG TimesSquare All Cap Growth Fund, AMG Managers Emerging Opportunities Fund, AMG Managers CenterSquare Real Estate Fund and AMG GW&K Core Bond Fund each hereby designates $6,114,798, $3,026,401, $15,872,489, $26,546,525 and $11,459,571, respectively, as a capital gain distribution with respect to the taxable fiscal year ended October 31, 2016, or if subsequently determined to be different, the net capital gains of such year.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS I AND THE SHAREHOLDERS OF AMG FRONTIER SMALL CAP GROWTH FUND, AMG TIMESSQUARE ALL CAP GROWTH FUND, AMG MANAGERS EMERGING OPPORTUNITIES FUND, AMG MANAGERS CENTERSQUARE REAL ESTATE FUND (FORMERLY, AMG MANAGERS REAL ESTATE SECURITIES FUND) AND AMG GW&K CORE BOND FUND:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position AMG Frontier Small Cap Growth Fund, AMG TimesSquare All Cap Growth Fund, AMG Managers Emerging Opportunities Fund, AMG Managers CenterSquare Real Estate Fund (formerly, AMG Managers Real Estate Securities Fund) and AMG GW&K Core Bond Fund (the “Funds”) at October 31, 2016 , the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased had not been received provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2016

AMG Funds

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds
Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012	Bruce B. Bingham, 67
• Oversees 66 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Independent Chairman	William E. Chapman, II, 75
• Trustee since 2000 • Oversees 66 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars) (2002-2009); Trustee Emeritus of Bowdoin College (2013-Present), Trustee of Bowdoin College (2002-2013); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2000	Edward J. Kaier, 71
• Oversees 66 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013	Kurt A. Keilhacker, 53
• Oversees 68 Funds in Fund Complex	Managing Member, TechFund Capital (1997-Present); Managing Member, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Member, Elementum Ventures (2013-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2000	Steven J. Paggioli, 66
• Oversees 66 Funds in Fund Complex	Independent Consultant (2002-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986-2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008–Present).

• Trustee since 2013	Richard F. Powers III, 70
• Oversees 66 Funds in Fund Complex	Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Trustee since 2000	Eric Rakowski, 58
• Oversees 68 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

• Trustee since 2013	Victoria L. Sassine, 51
• Oversees 68 Funds in Fund Complex	Lecturer, Babson College (2007–Present).

• Trustee since 2000	Thomas R. Schneeweis, 69
• Oversees 66 Funds in Fund Complex	Professor Emeritus, University of Massachusetts (2013-Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education) (2010-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013).

AMG Funds

Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2011	Christine C. Carsman, 64
• Oversees 68 Funds in Fund Complex	Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-Present); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).
Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years
• President since 2014	Jeffrey T. Cerutti, 48
• Principal Executive Officer since 2014 • Chief Executive Officer since 2016	Chief Executive Officer, AMG Funds LLC (2014-Present); Director, President and Principal, AMG Distributors, Inc. (2014-Present); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); President and Principal Executive Officer, AMG Funds IV (2016-Present); Chief Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Chief Executive Officer, Aston Asset Management, LLC (2016); Chief Executive Officer, President and Principal Executive Officer, Aston Funds (2015-2016); President, VP Distributors, (2011-2014); Executive Vice President, Head of Distribution, Virtus Investment Partners, Inc. (2010-2014); Managing Director, Head of Sales, UBS Global Asset Management (2001-2010).

• Chief Operating Officer since 2007

Keitha L. Kinne, 58

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Compliance Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); Chief Operating Officer, Aston Funds (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President, AMG Funds (2012-2014); President, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015	Mark J. Duggan, 51
• Chief Legal Officer since 2015	Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2015-Present); Secretary and Chief Legal Officer, AMG Funds IV (2016-Present); Secretary and Chief Legal Officer, Aston Funds (2015-2016); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2007 • Treasurer since 2000 • Principal Financial Officer since 2008

Donald S. Rumery, 58

Senior Vice President, Director of Mutual Funds Services, AMG Funds LLC (2005-Present); Principal Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2008-Present); Principal Financial Officer, AMG Funds IV (2016-Present); Treasurer, AMG Funds, (1999-Present); Treasurer, AMG Funds III (1995-Present); Treasurer, (AMG Funds I and AMG Funds II (2000-Present); Treasurer and Chief Financial Officer, AMG Funds IV, (2016-Present); Chief Financial Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2007-Present); Treasurer, Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer, Aston Funds (2016); Treasurer and Chief Financial Officer, AMG Distributors, Inc. (2000-2012); Vice President, AMG Funds LLC, (1994-2004).

• Assistant Treasurer since 2014

John C. Ball, 40

Vice President, Assistant Treasurer, AMG Funds LLC (2014-Present); Assistant Treasurer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Assistant Treasurer, AMG Funds IV (2016-Present); Assistant Treasurer, Aston Funds (2016); Vice President, State Street Corp. (2010-2014); Vice President, State Street International (Ireland) Limited (2007-2010).

• Chief Compliance Officer since 2016

Gerald F. Dillenburg, 49

Chief Compliance Officer, Code of Ethics Reporting Officer and Sarbanes Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Funds (1996-2016); Sarbanes-Oxley Code of Ethics Compliance Officer, Aston Funds (2016); Chief Compliance Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Operating Officer, Aston Funds (2003-2016).

• Anti-Money Laundering Compliance Officer since 2014

Patrick J. Spellman, 42

Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Compliance Officer, AMG Funds IV (2016-Present); Anti-Money Laundering Compliance Officer, Aston Funds (2016); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 31

Vice President, Counsel, AMG Funds LLC (2015-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Assistant Secretary, Aston Funds (2016); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

• Assistant Secretary since 2016

Diana M. Podgorny, 37

Vice President, Counsel, AMG Funds LLC (2016-Present); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Assistant Secretary, Aston Funds (2010-2016); Vice President, Counsel, Aston Asset Management, LLC (2010-2016).

Annual Renewal of Investment Management and Subadvisory Agreements (unaudited)

At an in-person meeting held on June 22-23, 2016, the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved (i) the Investment Management Agreement, as amended at any time prior to the date of the meeting, with AMG Funds LLC (the “Investment Manager”) for each of AMG Managers Emerging Opportunities Fund, AMG Frontier Small Cap Growth Fund, AMG TimesSquare All Cap Growth Fund, AMG Managers CenterSquare Real Estate Fund (formerly AMG Managers Real Estate Securities Fund) and AMG GW&K Core Bond Fund (each, a “Fund,” and collectively, the “Funds”) and separately an amendment, to be effective October 1, 2016, to such Investment Management Agreement for AMG Frontier Small Cap Growth Fund (collectively, the “Investment Manager Agreements”) and (ii) the Subadvisory Agreement, as amended at any time prior to the date of the meeting, for each of the Subadvisors to the Funds and separately an amendment, to be effective October 1, 2016, to the Subadvisory Agreement with respect to AMG Frontier Small Cap Growth Fund (collectively, the “Subadvisory Agreements”). The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management Agreements and the Subadvisory Agreements, the Trustees reviewed a variety of materials relating to each Fund, the Investment Manager and each Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (each, a “Peer Group”), performance information for relevant benchmark indices (each, a “Fund Benchmark”) and, with respect to each applicable Subadvisor, comparative performance information for an appropriate peer group of managed accounts, and, as to all other matters, other information provided to them on a periodic basis throughout the year, as well as information provided in connection with the meetings of June 22-23, 2016, regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisors under their respective agreements. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management and Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the performance of its duties with respect to the Funds and the Trustees’ knowledge of the Investment Manager’s management and the quality of the performance of the Investment Manager’s duties. In the course of their deliberations regarding the Investment Management Agreements, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the search, selection and monitoring services performed by the Investment Manager in overseeing the portfolio management responsibilities of the Subadvisors; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Management Agreements and supervising each Subadvisor, the Investment Manager: performs periodic detailed analyses and reviews of the performance by each Subadvisor of its obligations to a Fund, including without limitation, analysis and review of portfolio and other compliance matters and review of each Subadvisor’s investment performance with respect to a Fund; prepares and presents periodic reports to the Board regarding the investment performance of each Subadvisor and other information regarding each Subadvisor, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of each Subadvisor responsible for performing the Subadvisor’s obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of each Subadvisor and makes appropriate reports to the Board; performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of each Subadvisor; assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of each Subadvisory Agreement and annual consideration of each Subadvisory Agreement thereafter; prepares recommendations with respect to the continued retention of any Subadvisor or the replacement of any Subadvisor, including at the request of the Board; identifies potential successors to or replacements of any Subadvisor or potential additional subadvisors, performs appropriate due diligence, and develops and presents to the Board a recommendation as to any such successor, replacement, or additional subadvisor, including at the request of the Board; designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreements and applicable law. With respect to AMG Frontier Small Cap Growth Fund, AMG TimesSquare All Cap Growth Fund and AMG GW&K Core Bond Fund, the Trustees noted the affiliation of each Subadvisor with the Investment Manager, noting any potential conflicts of interest. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

provide the services required under the Investment Management Agreements and the Investment Manager’s undertaking to maintain contractual expense limitations for the Funds. The Trustees also considered the Investment Manager’s risk management processes.

The Trustees also reviewed information relating to each Subadvisor’s operations and personnel and the investment philosophy, strategies and techniques (for each Subadvisor, its “Investment Strategy”) used in managing a Fund or the portion of a Fund for which the Subadvisor has portfolio management responsibility. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding each Subadvisor’s organizational and management structure and each Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individual(s) at each Subadvisor with portfolio management responsibility for a Fund or the portion of a Fund managed by the Subadvisor, including the information set forth in the Fund’s prospectus and statement of additional information. With respect to AMG Managers Emerging Opportunities Fund, which is managed by multiple Subadvisors, the Trustees also noted information provided by the Investment Manager regarding the manner in which each Subadvisor’s Investment Strategy complements those utilized by the Fund’s other Subadvisors. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by each Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance program. The Trustees also took into account the financial condition of each Subadvisor with respect to its ability to provide the services required under its Subadvisory Agreement. The Trustees also considered each Subadvisor’s risk management processes.

PERFORMANCE

As noted above, the Board considered each Fund’s net performance during relevant time periods as compared to each Fund’s Peer Group and Fund Benchmark and considered each applicable Subadvisor’s performance as compared to an appropriate peer group of managed accounts and also considered the gross performance of the Fund or the portion of the Fund managed by each Subadvisor as compared to the Subadvisor’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and Investment Strategies, including, with respect to AMG Managers Emerging Opportunities Fund, the portion of the Fund managed by each Subadvisor. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadvisor. The Board also noted each Subadvisor’s performance record with respect to AMG Managers Emerging Opportunities Fund. The Board was mindful of the Investment Manager’s attention to monitoring each Subadvisor’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

ADVISORY AND PROFITABILITY

In considering the reasonableness of the advisory fee charged by the Investment Manager for managing each Fund, the Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by the Fund’s Subadvisor(s) and, therefore, that the fees paid to the Investment Manager cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees noted that, effective October 1, 2016, the administrative fee rate paid by each of AMG Managers Emerging Opportunities Fund, AMG TimesSquare All Cap Growth Fund, AMG Managers CenterSquare Real Estate Fund and AMG GW&K Core Bond Fund will be reduced and the shareholder servicing fee rate paid by Service Class shares of AMG TimesSquare All Cap Growth

Fund will be reduced. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee(s) with respect to each of AMG Managers Emerging Opportunities Fund, AMG TimesSquare All Cap Growth Fund, AMG Managers CenterSquare Real Estate Fund and AMG GW&K Core Bond Fund. With respect to AMG Frontier Small Cap Growth Fund, the Trustees noted that, effective October 1, 2016, the management fee rate for the Fund will be reduced and the Fund will be authorized to pay an administrative fee to the Investment Manager while the shareholder servicing fee rate paid by Service Class shares of the Fund will be reduced. The Trustees also noted that the Investment Manager pays the Subadvisor a subadvisory fee that is equal to the advisory fee that it receives from AMG Frontier Small Cap Growth Fund, but that, effective October 1, 2016, the Investment Manager will pay the Subadvisor a subadvisory fee that is a portion of the advisory fee that it receives from that Fund. The Trustees also considered the amount of the advisory fee that will be retained by the Investment Manager after payment of the subadvisory fee with respect to AMG Frontier Small Cap Growth Fund effective October 1, 2016. The Trustees also noted any payments that were made from Frontier Capital Management Company, LLC (“Frontier”), TimesSquare Capital Management, LLC (“TimesSquare”) and GW&K Investment Management, LLC (“GW&K”) to the Investment Manager, and any other payments made or to be made from the Investment Manager to Frontier, TimesSquare and GW&K. The Trustees concluded that, in light of the additional high quality supervisory services provided by the Investment Manager and the fact that the subadvisory fees are paid out of the advisory fee, the advisory fee payable by each Fund to the Investment Manager can reasonably be expected to exceed the median advisory fee for the Peer Group, which consists of many funds that do not operate with a manager-of-managers structure. In this regard, the Trustees also noted that the Investment Manager has undertaken to maintain contractual expense limitations for the Funds. The Trustees also noted that the changes in fee rates described above would not cause an increase in total Fund expenses.

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

In addition, in considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees also reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to a Fund), received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the AMG Funds Family of Funds, the cost of providing such services, the entrepreneurial risk undertaken as Investment Manager and sponsor of the Funds and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also noted the current asset levels of each Fund and the willingness of the Investment Manager to waive fees and pay expenses for all of the Funds from time to time as a means of limiting total expenses. The Trustees also considered management’s discussion of the current asset levels of the Funds, and the impact on profitability of both the current asset levels and any future growth of assets of the Funds. The Board took into account management’s discussion of the current and revised advisory fee structure, as applicable, and, as noted above, the services the Investment Manager provides in performing its functions under the Investment Management Agreements and supervising each Subadvisor. In this regard, the Trustees noted that, unlike a mutual fund that is managed by a single investment adviser, the Funds operate in a manager-of-managers structure. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fees for any Fund at this time (after noting the fee rate changes made at the meeting). With respect to economies of scale, the Trustees also noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

SUBADVISORY FEES AND PROFITABILITY

In considering the reasonableness of the fee payable by the Investment Manager to each Subadvisor (other than Frontier, TimesSquare and GW&K, which are affiliates of the Investment Manager), the Trustees relied on the ability of the Investment Manager to negotiate the terms of the Subadvisory Agreement at arm’s length as part of the manager-of-managers structure, noting that the Subadvisor (other than Frontier, TimesSquare and GW&K) is not affiliated with the Investment Manager. In addition, the Trustees considered other potential benefits of the subadvisory relationship to a Subadvisor, including, among others, the indirect benefits that the Subadvisor may receive from the Subadvisor’s relationship with a Fund, including any so-called “fallout benefits” to the Subadvisor, such as reputational value derived from the Subadvisor serving as Subadvisor to the Fund. In addition, the Trustees noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. As a consequence of all of the foregoing, the cost of services to be provided by each unaffiliated Subadvisor and the profitability to the Subadvisor of its relationship with a Fund were not material factors in the Trustees’ deliberations. For similar reasons, the Trustees did not consider potential economies of scale in the management of a Fund or the portion of a Fund managed by each unaffiliated Subadvisor to be a material factor in their deliberations at this time.

In considering the reasonableness of the fees payable by the Investment Manager to each of Frontier, TimesSquare and GW&K, the Trustees noted that each of Frontier, TimesSquare and GW&K is an affiliate of the Investment Manager, and the Trustees reviewed information regarding the cost to Frontier, TimesSquare and GW&K, respectively, of providing subadvisory services to a Fund and the resulting profitability from such relationship. The Trustees noted that, because each of Frontier, TimesSquare and GW&K is an affiliate of the Investment Manager, a portion of

Frontier’s or TimesSquare’s or GW&K’s revenues or profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Board also took into account management’s discussion of the current and revised subadvisory fee structure, as applicable, and the services each of Frontier, TimesSquare and GW&K provides in performing its functions under the applicable Subadvisory Agreement. Based on the foregoing, the Trustees concluded that the profitability to each of Frontier, TimesSquare and GW&K is reasonable and that neither Frontier, TimesSquare nor GW&K is realizing material benefits from economies of scale that would warrant adjustments to the advisory or subadvisory fees at this time (after noting the fee rate changes made at the meeting). Also with respect to economies of scale, the Trustees noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In addition to the foregoing, the Trustees considered the specific factors and related conclusions set forth below with respect to each Fund, the Investment Manager and each Subadvisor.

AMG Managers Emerging Opportunities Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Service Class shares (which share class has the earliest inception date and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2016 was below, above, above and above, respectively, the median performance of the Peer Group and below, below, above and above, respectively, the performance of the Fund Benchmark, the Russell Microcap Index. The Trustees took into account management’s discussion of the Fund’s performance, including

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

the reasons for the Fund’s more recent underperformance. The Trustees also took into account the fact that the Fund ranked in the top quartile relative to its Peer Group for the 10-year period and in the second quintile relative to its Peer Group for the 3-year and 5-year periods. The Trustees concluded that the Fund’s overall performance has been satisfactory.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2016 were both higher than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2017, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.18%. The Trustees took into account management’s discussion of the Fund’s expenses and competitiveness with comparably sized funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisors, the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadvisors, the Fund’s advisory and subadvisory fees are reasonable.

AMG Frontier Small Cap Growth Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Service Class shares (which share class has the earliest inception date of all the share classes of the Fund and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2016 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 2000® Growth Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance and any actions being taken to address such performance. The Trustees also noted that the Fund ranked in the third quintile relative to its Peer Group for the 10-year period and in the third quartile relative to its Peer Group for the 3-year period. The Trustees concluded that the Fund’s performance is being addressed.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s advisory fee and total expenses (weighted average, all classes combined) (net of applicable expense waivers/ reimbursements) as of March 31, 2016 were higher and lower, respectively, than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2017, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.05%. The Board also took into account management’s discussion of the Fund’s expenses and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadvisor, the Fund’s advisory and subadvisory fees are reasonable.

AMG TimesSquare All Cap Growth Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Service Class shares (which share class has the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year and 5-year periods ended March 31, 2016 and the period from the Fund’s inception on July 30, 2010 through March 31, 2016 was below the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 3000® Growth Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance and any actions being taken to address such performance. The Trustees also noted that the Fund ranked in the third quartile relative to its Peer Group for the period since the Fund’s inception through March 31, 2016. The Trustees concluded that the Fund’s performance is being addressed.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2016 were higher and lower, respectively, than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2017, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.79%. The Board took into account management’s discussion of the Fund’s expenses and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadvisor, the Fund’s advisory and subadvisory fees are reasonable.

AMG Managers CenterSquare Real Estate Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2016 was above the median performance of the Peer Group and above the performance of the Fund Benchmark, the Dow Jones U.S. Select REIT Index. The Trustees took into account management’s discussion of the Fund’s performance, including the Fund’s outperformance relative to the Fund Benchmark and Peer Group for the relevant periods. The Trustees also noted that the Fund ranked in the top decile relative to its Peer Group

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

for the 1-year, 3-year and 10-year periods and in the top quintile relative to its Peer Group for the 5-year period. The Trustees concluded that the Fund’s performance has been satisfactory.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2016 were both higher than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2017, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.24% and noted that the Fund was operating below its expense cap as of March 31, 2016. The Trustees also took into account management’s discussion of the Fund’s expenses and competitiveness with comparably sized funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadvisor, the Fund’s advisory and subadvisory fees are reasonable.

AMG GW&K Core Bond Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Service Class shares (which share class has the earliest inception date and has the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2016 was above, below, below and above, respectively, the median performance of the Peer Group and below, below, below and above, respectively, the performance of the Fund Benchmark, the Barclays U.S. Aggregate Bond Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s recent underperformance relative to the Fund Benchmark. The Trustees noted that the Fund ranked in the top quintile relative to its Peer Group for the 10-year period and in the second quintile relative to its Peer Group for the 1-year period. The Trustees also noted the change in the Fund’s Subadvisor in February 2015. The Trustees concluded that the Fund’s overall performance has been satisfactory.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s advisory fees (which include both the advisory and administration fee) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2016 were both lower than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2017, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.48%. The Trustees noted that the Investment Manager reduced the Fund’s expense limitation in 2015. The Board also considered that the Investment Manager contractually agreed to reduce, or waive a portion of, its advisory fee for the Fund effective February 28, 2015. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager, the foregoing expense limitation and the considerations noted above with respect to the Investment Manager, the Fund’s advisory fees are reasonable.

*    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding each Investment Management Agreement and each Subadvisory Agreement: (a) the Investment Manager and each Subadvisor have demonstrated that they possess the capability and resources to perform the duties required of them under each Investment Management Agreement and the applicable Subadvisory Agreements; (b) each Subadvisor’s Investment Strategy is appropriate for pursuing the applicable Fund’s investment objectives; and (c) the Investment Manager and each Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Investment Management Agreement and each Subadvisory Agreement would be in the best interests of the applicable Fund and its shareholders. Accordingly, on June 22-23, 2016, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Management and the Subadvisory Agreements for each Fund.

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INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(800) 835-3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

(800) 835-3879

CUSTODIAN

The Bank of New York Mellon

2 Hanson Place

Brooklyn, NY 11217

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

(800) 548-4539

FOR MANAGERSCHOICETM ONLY

AMG Funds

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9847

Providence, RI 02940-8047

(800) 358-7668

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at www.amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at www.sec.gov.

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.amgfunds.com.

www.amgfunds.com |

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG Chicago Equity Partners Small Cap Value

Chicago Equity Partners, LLC

AMG FQ Tax-Managed U.S. Equity

AMG FQ U.S. Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Growth

AMG GW&K U.S. Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Select Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun Global Opportunities

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Large Cap Value

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare All Cap Growth

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

AMG Trilogy Global Equity

AMG Trilogy International Small Cap

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

ALTERNATIVE FUNDS

AMG Managers Anchor Capital Enhanced Equity

Anchor Capital Advisors LLC

AMG Managers Lake Partners LASSO Alternatives

Lake Partners, Inc.

BALANCED FUNDS

AMG Managers Montag & Caldwell Balanced

Montag & Caldwell, LLC

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Capital Appreciation

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management, LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management, Inc.

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Co., LLC

AMG Managers Fairpointe Focused Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers Guardian Capital Global Dividend

Guardian Capital LP

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

AMG Managers Montag & Caldwell Mid Cap Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

AMG Managers Value Partners Asia Dividend

Value Partners Hong Kong Limited

FIXED INCOME FUNDS

AMG Managers Amundi Intermediate Government

AMG Managers Amundi Short Duration Government

Amundi Smith Breeden LLC

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Co., L.P.

AMG Managers High Yield

J.P. Morgan Investment Management Inc.

| www.amgfunds.com

Item 2. CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Edward J. Kaier and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Kaier and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2016	Fiscal 2015
AMG FQ Tax-Managed U.S. Equity Fund	$20,964	$22,455
AMG FQ U.S. Equity Fund	$9,155	$23,496
AMG FQ Global Risk-Balanced Fund	$25,687	$25,303
AMG Frontier Small Cap Growth Fund	$20,314	$23,236
AMG Managers Emerging Opportunities Fund	$20,489	$27,376
AMG Managers CenterSquare Real Estate Fund (formerly AMG Managers Real Estate Securities Fund	$48,741	$39,111
AMG GW&K Core Bond Fund (formerly AMG Managers Total Return Bond Fund)	$63,371	$67,860
AMG TimesSquare All Cap Growth Fund	$20,904	$23,214

(b) Audit-Related Fees

There were no fees billed by PwC to the Fund in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c) Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2016	Fiscal 2015
AMG FQ Tax-Managed U.S. Equity Fund	$7,369	$7,225
AMG FQ U.S. Equity Fund	$10,263	$8,305
AMG FQ Global Risk-Balanced Fund	$10,195	$11,130
AMG Frontier Small Cap Growth Fund	$7,369	$7,225
AMG Managers Emerging Opportunities Fund	$8,471	$8,305
AMG Managers CenterSquare Real Estate Fund (formerly AMG Managers Real Estate Securities Fund	$9,425	$9,240
AMG GW&K Core Bond Fund (formerly AMG Managers Total Return Bond Fund)	$9,362	$10,290
AMG TimesSquare All Cap Growth Fund	$7,369	$7,225

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2016 and $0 for fiscal 2015, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e) (2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2016 and 2015 for non-audit services rendered to the Funds and Fund Service Providers were $102,223 and $164,513, respectively. For the fiscal year ended October 31, 2016, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $32,400 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended October 31, 2015, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $95,568 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11. CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12. EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG Funds I

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date: January 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeffrey T. Cerutti
Jeffrey T. Cerutti, Principal Executive Officer

Date: January 6, 2017

By:	/s/ Donald S. Rumery
Donald S. Rumery, Principal Financial Officer

Date: January 6, 2017